FIRST AMENDMENT AGREEMENT This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 6th day of February, 2024 among: (a) DMC GLOBAL INC., a Delaware corporation (“DMC Global”); (b) each Domestic Subsidiary Borrower, as defined in the Credit Agreement, as hereinafter defined (each such Domestic Subsidiary Borrower, together with DMC Global, collectively, the “Borrowers” and, individually, each a “Borrower”); (c) the Lenders, as defined in the Credit Agreement, party hereto; and (d) KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”). WHEREAS, the Borrowers, the Administrative Agent and the Lenders (but excluding the New Lenders, as hereinafter defined) are parties to that certain Amended and Restated Credit and Security Agreement, dated as of December 23, 2021 (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”); WHEREAS, the Borrowers, the Administrative Agent and the Lenders (but excluding the New Lenders, as hereinafter defined) desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto (including providing for the repayment of the Original Term Loan, the issuance of the new Term Loan, and the addition of Revolving Credit Commitments and DDTL Commitments); WHEREAS, the New Lenders desire to join the Credit Agreement (as being amended by this Amendment) as Lenders thereto; WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment; NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Administrative Agent and the Lenders agree as follows: 1. Amendment to Credit Agreement. The body of the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto. Such amended Credit Agreement constitutes the entire

2 Credit Agreement as of the date hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the Credit Agreement. 2. Amendment to Schedules. The Credit Agreement is hereby amended to delete Schedule 1 (Commitments of Lenders) therefrom and to insert in place thereof a new Schedule 1, in the form of Schedule 1 hereto. 3. Addition to Exhibits. The Credit Agreement is hereby amended to add a new Exhibit J (Form of DDTL Note) in the form of Exhibit J hereto. 4. Closing Deliveries. Concurrently with the execution of this Amendment, the Borrowers shall: (a) deliver to the Administrative Agent, for delivery to each requesting Lender, a Revolving Credit Note, a Term Note and a DDTL Note in the amount specified in Schedule 1 to the Credit Agreement (after giving effect to this Amendment); (b) deliver to the Administrative Agent, with respect to each Credit Party and its property, (i) the results of Uniform Commercial Code lien searches, reasonably satisfactory to the Administrative Agent, (ii) the results of federal and state tax lien and judicial lien searches and pending litigation and bankruptcy searches, reasonably satisfactory to the Administrative Agent, and (iii) Uniform Commercial Code termination statements reflecting termination of all U.C.C. Financing Statements previously filed by any Person and not expressly permitted pursuant to Section 5.9 of the Credit Agreement; (c) deliver to the Administrative Agent an officer’s or secretary’s certificate (or comparable domestic or foreign documents) certifying the names of the officers of each Credit Party authorized to sign this Amendment and the other Loan Documents, together with the true signatures of such officers and certified copies of (i) the resolutions of the board of directors (or comparable domestic or foreign documents) of such Credit Party evidencing approval of the execution, delivery and performance of the Loan Documents to which such Credit Party is a party, and the consummation of the transactions contemplated thereby, and (ii) the Organizational Documents of such Credit Party; (d) deliver to the Administrative Agent a good standing certificate, certificate of existence or full force and effect certificate (or comparable domestic, if neither certificate is available in the applicable jurisdiction), as the case may be, for each Credit Party, issued on or about the date hereof by the Secretary of State (or applicable government official or office) in the state where such Credit Party is incorporated or formed; (e) deliver to the Administrative Agent opinions of counsel for each Credit Party, in form and substance satisfactory to the Administrative Agent;

3 (f) upon the request of any Lender made at least five (5) days prior to the First Amendment Effective Date, provide to such Lender (i) the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, and (ii) if any Credit Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification, in form and substance satisfactory to the Administrative Agent; (g) execute and deliver to the Administrative Agent the First Amendment Closing Fee Letter, and pay to the Administrative Agent, for the account of the Lenders, the fees stated therein; (h) execute and deliver to the Administrative Agent the First Amendment Administrative Agent Fee Letter, and pay to the Administrative Agent, for its sole account, the fees stated therein; (i) execute and deliver to the Administrative Agent the First Amended Letter of Direction authorizing the Administrative Agent, on behalf of the Lenders, to disburse the proceeds of the Loans, which letter of direction includes the authorization to transfer funds under this Amendment and the wire instructions that set forth the locations to which such funds shall be sent; (j) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and (k) pay all reasonable legal fees and expenses and other reasonable fees and expenses of the Administrative Agent in connection with this Amendment and any other Loan Documents. 5. Post-Closing Deliveries. On or before each of the dates specified in this Section 5 (unless a longer period is agreed to in writing by the Administrative Agent), the Borrowers shall satisfy each of the following items specified in the subsections below: (a) Within 30 days after the First Amendment Effective Date, each Foreign Guarantor of Payment shall have delivered to the Administrative Agent, for the benefit of the Lenders, the corporate documentation consistent with those being delivered pursuant to Section 4(c) and (d) above, and appropriate legal opinions, each in form and substance satisfactory to the Administrative Agent. 6. Reallocation of Outstanding Amounts. On the date hereof, the Lenders shall make adjustments among themselves with respect to any Loans then outstanding and amounts of principal with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to reallocate among such Lenders such outstanding amounts based on the revised Commitments as set forth in the revised Schedule 1 hereto.

4 7. New Lenders. By executing this Amendment, each of Bank of America, N.A., Commerce Bank, a Missouri bank and trust company, and Comerica Bank (collectively, “New Lenders” and, individually, each a “New Lender”) (a) confirms that a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make its Commitments have been made available to it; (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other applicable Loan Documents, including this Amendment; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof; and (d) acknowledges and agrees that upon the First Amendment Effective Date, such New Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder. All notices, requests, demands and other communications provided for under the Credit Agreement to each New Lender, mailed or delivered to it, shall be addressed to it at the address specified on the signature pages of this Amendment, or at such other address as shall be designated by such New Lender in a written notice to each of the other parties. 8. Representations and Warranties. The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that (a) the Borrowers have the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment on behalf of the Borrowers have been duly authorized to execute and deliver the same and bind the applicable Borrowers with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrowers and the performance and observance by the Borrowers of the provisions hereof and the Credit Agreement, as amended by this Agreement, do not violate or conflict with the Organizational Documents of the Borrowers or any law applicable to Borrowers or result in a breach of any provision of or constitute a default under any Material Agreement binding upon or enforceable against the Borrowers; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof or of the Credit Agreement, as amended by this Amendment); (e) each of the representations and warranties of the Borrowers contained in the Loan Documents is true and correct in all material respects (or, as to any representations and warranties which are subject to a materiality or Material Adverse Effect qualifier, true and correct in all respects) as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects (or, as to any representations and warranties which are subject to a materiality or Material Adverse Effect qualifier, true and correct in all respects) as of such earlier date); (f) the Borrowers are not aware of any claim or offset against, or defense or counterclaim to, the Borrowers’ obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of the Borrowers in every respect, enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights and remedies generally and

5 to the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding at Law or in equity). 9. Waiver and Release. The Borrowers, by signing below, hereby waive and release the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims arising on or prior to the date hereof in connection with the Loan Documents or the transactions contemplated thereby, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto. 10. References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement and each other Loan Document are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document. 11. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. 12. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment. 13. Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. 14. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York. [Remainder of page intentionally left blank.] 4869-8323-7783.8

Signature Page to First Amendment Agreement (DMC Global Inc., et al.) Address: Attn: BANK OF AMERICA, N.A. By: Name: Title: Scott Zuiderveen Senior Vice President 370 17th Street, Ste 5195, Denver, CO 80202 CO1-004-51-02 / Republic Plaza Bank of America, NA Scott Zuiderveen

February 6

EXHIBIT A CREDIT AGREEMENT See attached.

===================================================================== ===================================================================== Conformed Credit Agreement reflecting changes pursuant to First Amendment Agreement, dated as of February 6, 2024 AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT among DMC GLOBAL INC. THE DOMESTIC SUBSIDIARY BORROWERS NAMED HEREIN as Borrowers THE LENDERS NAMED HEREIN as Lenders and KEYBANK NATIONAL ASSOCIATION as Administrative Agent, a Swing Line Lender and an Issuing Lender KEYBANC CAPITAL MARKETS INC. as Joint Lead Arranger and Sole Book Runner U.S. BANK NATIONAL ASSOCIATION as Joint Lead Arranger and Syndication Agent BANK OF AMERICA, N.A. as Joint Lead Arranger and Documentation Agent BOKF, NA DBA BOK FINANCIAL as Documentation Agent _____________________ dated as of December 23, 2021 _____________________ ===================================================================== =====================================================================

TABLE OF CONTENTS Page ARTICLE I. DEFINITIONS 2 Section 1.1. Definitions 2 Section 1.2. Accounting Terms 4042 Section 1.3. Terms Generally 4043 Section 1.4. Divisions 4043 Section 1.5. Confirmation of Recitals 4043 Section 1.6. Rates 4043 ARTICLE II. AMOUNT AND TERMS OF CREDIT 4143 Section 2.1. Amount and Nature of Credit 4143 Section 2.2. Revolving Credit Commitment 4244 Section 2.3. Term Loan Commitment 4649 Section 2.3A. DDTL Commitment 50 Section 2.4. Interest 4750 Section 2.5. Evidence of Indebtedness 4852 Section 2.6. Notice of Loans and Credit Events; Funding of Loans 4853 Section 2.7. Payment on Loans and Other Obligations 5054 Section 2.8. Prepayment 5155 Section 2.9. Commitment and Other Fees 5256 Section 2.10. Modifications to Commitment 5257 Section 2.11. Computation of Interest and Fees 5459 Section 2.12. Mandatory Payments 5560 Section 2.13. Cash Collateral 5762 Section 2.14. Liability of Borrowers 5863 Section 2.15. Addition of a Borrower 6065 Section 2.16. Addition of a Foreign Guarantor of Payment 6166 ARTICLE III. INCREASED COSTS; ILLEGALITY; INABILITY TO DETERMINE RATES; TAXES 6267 Section 3.1. Requirements of Law 6267 Section 3.2. Taxes 6368 Section 3.3. Funding Losses 6873 Section 3.4. Change of Lending Office 6873 Section 3.5. SOFR Rate Lending Unlawful; Inability to Determine Rate 6873 Section 3.6. Replacement of Lenders 7075 Section 3.7. Discretion of Lenders as to Manner of Funding 7075 Section 3.8. Effect of Benchmark Transition Event 7075 ARTICLE IV. CONDITIONS PRECEDENT 7277 Section 4.1. Conditions to Each Credit Event 7277 Section 4.2. Conditions to the First Credit Event 7277 Section 4.3. Post-Closing Conditions 7680 ARTICLE V. COVENANTS 7681 Section 5.1. Insurance 7681 Section 5.2. Money Obligations 7782 Section 5.3. Financial Statements and Information 7782 i

TABLE OF CONTENTS Page Section 5.4. Financial Records 7983 Section 5.5. Franchises; Change in Business 7984 Section 5.6. ERISA Pension and Benefit Plan Compliance 7984 Section 5.7. Financial Covenants 8084 Section 5.8. Borrowing 8085 Section 5.9. Liens 8287 Section 5.10. Regulations T, U and X 8489 Section 5.11. Investments, Loans and Guaranties 8489 Section 5.12. Merger and Sale of Assets 8590 Section 5.13. Acquisitions 8792 Section 5.14. Notice 8893 Section 5.15. Restricted Payments 8893 Section 5.16. Environmental Compliance 8994 Section 5.17. Affiliate Transactions 9095 Section 5.18. Use of Proceeds 9095 Section 5.19. Corporate Names and Locations of Collateral 9195 Section 5.20. Subsidiary Guaranties, Security Documents and Pledge of Stock or Other Ownership Interest 9196 Section 5.21. Collateral 9398 Section 5.22. Property Acquired Subsequent to the Closing Date and Right to Take Additional Collateral 95100 Section 5.23. Restrictive Agreements 96101 Section 5.24. Other Covenants and Provisions 96101 Section 5.25. Guaranty Under Material Indebtedness Agreement 97101 Section 5.26. Amendment of Organizational Documents 97101 Section 5.27. Fiscal Year of Borrowers 97101 Section 5.28. Compliance with Laws 97102 Section 5.29. Flood Hazard 97102 Section 5.30. Further Assurances 98103 Section 5.31. Beneficial Ownership 98103 ARTICLE VI. REPRESENTATIONS AND WARRANTIES 98103 Section 6.1. Corporate Existence; Subsidiaries; Foreign Qualification 98103 Section 6.2. Corporate Authority 98104 Section 6.3. Compliance with Laws and Contracts 99104 Section 6.4. Litigation and Administrative Proceedings 100105 Section 6.5. Title to Assets 100105 Section 6.6. Liens and Security Interests 100105 Section 6.7. Tax Returns 100106 Section 6.8. Environmental Laws 101106 Section 6.9. Locations 101106 Section 6.10. Continued Business 101106 Section 6.11. Employee Benefits Plans 101106 Section 6.12. Consents or Approvals 102107 Section 6.13. Solvency 102107 Section 6.14. Financial Statements 102107 ii

TABLE OF CONTENTS Page Section 6.15. Regulations 103108 Section 6.16. Material Agreements 103108 Section 6.17. Intellectual Property 103108 Section 6.18. Insurance 103108 Section 6.19. Deposit Accounts and Securities Accounts 103108 Section 6.20. Accurate and Complete Statements 103109 Section 6.21. Investment Company; Other Restrictions 104109 Section 6.22. Defaults 104109 Section 6.23. Beneficial Ownership 104109 ARTICLE VII. SECURITY 104109 Section 7.1. Security Interest in Collateral 104109 Section 7.2. Collections and Receipt of Proceeds by the Borrowers 104109 Section 7.3. Collections and Receipt of Proceeds by Administrative Agent 105111 Section 7.4. Administrative Agent’s Authority Under Pledged Notes 107112 Section 7.5. Commercial Tort Claims 107112 Section 7.6. Use of Inventory and Equipment 107113 ARTICLE VIII. EVENTS OF DEFAULT 108113 Section 8.1. Payments 108113 Section 8.2. Special Covenants 108113 Section 8.3. Other Covenants 108113 Section 8.4. Representations and Warranties 108113 Section 8.5. Cross Default 108113 Section 8.6. ERISA Default 108114 Section 8.7. Change in Control 108114 Section 8.8. Judgments 109114 Section 8.9. Security 109114 Section 8.10. Validity of Loan Documents 109114 Section 8.11. Solvency 109115 ARTICLE IX. REMEDIES UPON DEFAULT 110115 Section 9.1. Optional Defaults 110115 Section 9.2. Automatic Defaults 111116 Section 9.3. Letters of Credit 111116 Section 9.4. Offsets 111116 Section 9.5. Equalization Provisions 112117 Section 9.6. Collateral 113118 Section 9.7. Other Remedies 114119 Section 9.8. Application of Proceeds 114119 ARTICLE X. THE ADMINISTRATIVE AGENT 116121 Section 10.1. Appointment and Authorization 116121 Section 10.2. Note Holders 117122 Section 10.3. Consultation With Counsel 117122 Section 10.4. Documents 117122 Section 10.5. Administrative Agent and Affiliates 117123 iii

TABLE OF CONTENTS Page Section 10.6. Knowledge or Notice of Default 118123 Section 10.7. Action by Administrative Agent 118123 Section 10.8. Release of Collateral or Guarantor of Payment 118124 Section 10.9. Delegation of Duties 119124 Section 10.10. Indemnification of Administrative Agent 119124 Section 10.11. Successor Administrative Agent 119125 Section 10.12. Issuing Lender 120125 Section 10.13. Swing Line Lenders 120125 Section 10.14. Administrative Agent May File Proofs of Claim 120125 Section 10.15. No Reliance on Administrative Agent’s Customer Identification Program 121126 Section 10.16. Other Agents 121126 Section 10.17. Platform 121127 Section 10.18. Acknowledgements Regarding Erroneous Payments 122127 ARTICLE XII. MISCELLANEOUS 124130 Section 11.1. Lenders’ Independent Investigation 124130 Section 11.2. No Waiver; Cumulative Remedies 125130 Section 11.3. Amendments, Waivers and Consents 125130 Section 11.4. Notices 126132 Section 11.5. Costs, Expenses and Documentary Taxes 127133 Section 11.6. Indemnification 127133 Section 11.7. Obligations Several; No Fiduciary Obligations 128134 Section 11.8. Execution in Counterparts 128134 Section 11.9. Successors and Assigns 128134 Section 11.10. Defaulting Lenders 133138 Section 11.11. Patriot Act Notice 136141 Section 11.12. Severability of Provisions; Captions; Attachments 136141 Section 11.13. Investment Purpose 136142 Section 11.14. Entire Agreement 136142 Section 11.15. Limitations on Liability of the Issuing Lenders 136142 Section 11.16. General Limitation of Liability 137142 Section 11.17. No Duty 137143 Section 11.18. Legal Representation of Parties 137143 Section 11.19. Acknowledgement and Consent to Bail-In of Affected Financial Institutions 137143 Section 11.20. Governing Law; Submission to Jurisdiction; Service of Process 138144 Section 11.21. Treatment of Certain Information, Confidentiality 145 Section 11.22. Acknowledgement Regarding Any Supported QFCs 146 Jury Trial Waiver 1148 iv

TABLE OF CONTENTS Page Exhibit A Form of Revolving Credit Note Exhibit B Form of Swing Line Note Exhibit C Form of Term Note Exhibit D Form of Notice of Loan Exhibit E Form of Letter of Credit Request Exhibit F Form of Compliance Certificate Exhibit G Form of Additional Borrower Assumption Agreement Exhibit H Form of Assignment and Assumption Agreement Exhibit I-1 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit I-2 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit I-3 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Exhibit I-4 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Exhibit J Form of DDTL Note Schedule 1 Commitments of Lenders Schedule 2 Borrowers Schedule 3 Guarantors of Payment Schedule 4 Pledged Securities Schedule 5 Mortgaged Real Property Schedule 5.8 Indebtedness Schedule 5.9 Liens Schedule 5.11 Permitted Investments Schedule 5.17 Affiliate Transactions Schedule 5.23 Restrictive Agreements Schedule 6.1 Corporate Existence; Subsidiaries; Foreign Qualification Schedule 6.4 Litigation and Administrative Proceedings Schedule 6.5 Real Estate Owned by the Companies Schedule 6.9 Locations Schedule 6.11 Employee Benefits Plans Schedule 6.17 Intellectual Property Schedule 6.18 Insurance Schedule 6.19 Deposit Accounts and Securities Accounts Schedule 7.4 Pledged Notes Schedule 7.5 Commercial Tort Claims Schedule 8 Capital Maintenance Rules Schedule 9 Abstract Acknowledgement of Debt v

This AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (as the same may from time to time be amended, restated or otherwise modified, this “Agreement”) is made effective as of the 23rd day of December, 2021 among: (a) DMC GLOBAL INC., a Delaware corporation (“DMC Global”); (b) each Domestic Subsidiary Borrower, as hereinafter defined (each such Domestic Subsidiary Borrower, together with DMC Global, collectively, the “Borrowers” and, individually, each a “Borrower”); (c) the lenders listed on Schedule 1 hereto and each other Eligible Assignee, as hereinafter defined, that from time to time becomes a party hereto pursuant to Section 2.10(b) or 11.9 hereof (collectively, the “Lenders” and, individually, each a “Lender”); and (d) KEYBANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders under this Agreement (the “Administrative Agent”), a Swing Line Lender and an Issuing Lender. WITNESSETH: WHEREAS, the Borrowers, the Administrative Agent and the lenders named therein entered into that certain Credit and Security Agreement, dated as of March 8, 2018 (as amended, the “Original Credit Agreement”); WHEREAS, this Agreement amends and restates in its entirety the Original Credit Agreement and, upon the effectiveness of this Agreement, the terms and provisions of the Original Credit Agreement shall be superseded hereby. All references to “Credit Agreement” contained in the Loan Documents, as defined in the Original Credit Agreement, delivered in connection with the Original Credit Agreement shall be deemed to refer to this Agreement. Notwithstanding the amendment and restatement of the Original Credit Agreement by this Agreement, the obligations outstanding (including, but not limited to, the letters of credit issued and outstanding) under the Original Credit Agreement as of March 8, 2018 shall remain outstanding and constitute continuing Obligations hereunder. Such outstanding Obligations and the guaranties of payment thereof shall in all respects be continuing, and this Agreement shall not be deemed to evidence or result in a novation or repayment and re-borrowing of such Obligations. In furtherance of and, without limiting the foregoing, from and after the date hereof and except as expressly specified herein, the terms, conditions, and covenants governing the obligations outstanding under the Original Credit Agreement shall be as set forth in this Agreement, which shall supersede the Original Credit Agreement in its entirety; WHEREAS, it is the intent of the Borrowers, the Administrative Agent and the Lenders that the provisions of this Agreement be effective commencing on the Closing Date; and 1

WHEREAS, the Borrowers, the Administrative Agent and the Lenders desire to contract for the establishment of credits in the aggregate principal amounts hereinafter set forth, to be made available to the Borrowers upon the terms and subject to the conditions hereinafter set forth; NOW, THEREFORE, it is mutually agreed as follows: ARTICLE I. DEFINITIONS Section 1.1. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below: “Abstract Acknowledgement of Debt” means the acknowledgement of the Parallel Debt as set forth in Schedule 9 hereto. “Account” means an account, as that term is defined in the U.C.C. “Account Debtor” means an account debtor, as that term is defined in the U.C.C., or any other Person obligated to pay all or any part of an Account in any manner and includes (without limitation) any Guarantor thereof. “Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of any Person (other than a Company), or of all or substantially all of any business or division of any Person (other than a Company), (b) the acquisition of in excess of fifty percent (50%) of the outstanding capital stock (or other equity interest) of any Person (other than a Company), or (c) the acquisition of another Person (other than a Company) by a merger, amalgamation or consolidation or any other combination with such Person. “Additional Borrower Assumption Agreement” means each of the Additional Borrower Assumption Agreements executed by a Company, substantially in the form of the attached Exhibit G, as the same may from time to time be amended, restated or otherwise modified. “Additional Commitment” means that term as defined in Section 2.10(b)(i) hereof. “Additional Issuing Lender” means a Lender (or an affiliate of a Lender) that shall have (a) agreed with the Administrative Agent to issue a Letter of Credit hereunder in its own name, but in each instance on behalf of the Revolving Lenders hereunder, and (b) executed with the Administrative Agent an Additional Issuing Lender Agreement; provided that, if such Person is an Affiliate of a Lender, both such Lender and the Affiliate of such Lender shall execute the Additional Issuing Lender Agreement. “Additional Issuing Lender Agreement” means an Additional Issuing Lender Agreement, prepared by the Administrative Agent and in form and substance acceptable to the Administrative Agent in its reasonable discretion, among the Borrowers, the Administrative 2

Agent and a Lender with respect to the issuance by such Lender of Letters of Credit hereunder, whereby such Lender (or an Affiliate of such Lender) agrees to become an Additional Issuing Lender. “Additional Lender” means an Eligible Assignee that shall become a Lender during the Commitment Increase Period pursuant to Section 2.10(b) hereof. “Additional Lender Assumption Agreement” means an additional lender assumption agreement, in form and substance satisfactory to the Administrative Agent in its reasonable discretion, wherein an Additional Lender shall become a Lender. “Additional Lender Assumption Effective Date” means that term as defined in Section 2.10(b)(ii) hereof. “Additional Term Loan Facility” means that term as defined in Section 2.10(b)(i) hereof. “Additional Term Loan Facility Amendment” means that term as defined in Section 2.10(c)(ii) hereof. “Adjusted Daily Simple SOFR” or “Adjusted Daily Simple SOFR Rate” means, for any day, an interest rate per annum, reset on each SOFR Business Day (rounded upwards to the next higher multiple 1/16th of 1% if such rate is not such a multiple, unless a Hedge Agreement with a Lender as the counterparty is in effect with respect to the Loans), equal to the greater of (a) (i) SOFR for the day that is five (5) SOFR Business Days prior to such day, published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding SOFR Business Day, plus (ii) ten (10.0) basis points, and (b) the Floor. If by 5:00 pm (New York City time) on the second (2nd) SOFR Business Day immediately following any day on which SOFR is to be reset, SOFR for such day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Adjusted Daily Simple SOFR has not occurred, then SOFR for such day will be SOFR as published in respect of the first preceding SOFR Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Adjusted Daily Simple SOFR for no more than ten (10) consecutive SOFR Business Days. Any change in Adjusted Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to any Borrower. “Adjusted Term SOFR Rate” means for any Available Tenor and Interest Period with respect to a Term SOFR Loan, the greater of (a) the Floor and (b) (i) the forward-looking term rate for a period comparable to such Available Tenor based on SOFR that is published by CME Group Benchmark Administration Ltd (“CBA”) (“Term SOFR”) and displayed on CME’s Market Data Platform (or other commercially available source providing such quotations as may be selected by the Administrative Agent from time to time), at approximately 6:00 a.m. New York City time, two (2) Business Days (the “Lookback Day”) prior to the commencement of such Interest Period (and rounded to the nearest 1/16th of 1% ), plus (ii) ten (10.0) basis points; provided that if by 5:00 pm (Eastern time) on any Lookback Day, any tenor of Term SOFR for 3 such day has not been published, then such tenor of Term SOFR for such day will be such tenor of Term SOFR as published in respect of the first preceding SOFR Business Day for which such rate was published so long as such first preceding SOFR Business Day is not more than three SOFR Business Days prior to such Lookback Day. “Administrative Agent Fee Letter” means the Administrative Agent Fee Letter between Administrative Borrower and the Administrative Agent, dated as of the Closing Date, as the same may from time to time be amended, restated or otherwise modified. “Administrative Borrower” means DMC Global. “Advantage” means any payment (whether made voluntarily or involuntarily, by offset of any deposit or other indebtedness or otherwise) received by any Lender (a) prior to an Equalization Event, in respect of the Applicable Debt, if such payment results in that Lender having less than its pro rata share (based upon its Applicable Commitment Percentage) of the Applicable Debt then outstanding, and (b) on and after an Equalization Event, in respect of the Obligations, if such payment results in that Lender having less than its pro rata share (based upon its Equalization Percentage) of the Obligations then outstanding. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent” means the Administrative Agent. “Agent Parties” means that term as defined in Section 10.17(b) hereof. “Agreement” means that term as defined in the first paragraph of this agreement. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Companies from time to time concerning or relating to bribery or corruption (including, without limitation, the Foreign Corrupt Practices Act of 1977 (FCPA) (15 U.S.C. § 78dd-1, et seq.), as amended, and the rules and regulations thereunder). “Applicable Commitment Fee Rate” means: (a) for the period from the ClosingFirst Amendment Effective Date through March 31, 2022, twenty-five (25.002024, thirty-five (35.00) basis points; and (b) commencing with the Consolidated financial statements of DMC Global for the fiscal year ending December 31, 20212023, the number of basis points set forth in the following matrix, based upon the result of the computation of the Leverage Ratio as 4

5 Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00 Leverage Ratio 25.00 basis points Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00 Applicable Commitment Fee Rate 25.00 basis points Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00 20.00 basis points set forth in the Compliance Certificate for such fiscal period and, thereafter, as set forth in each successive Compliance Certificate, as provided below: Greater than or equal to 1.00 to 1.00 but less than 1.502.00 to 1.00 Greater than or equal to 3.002.00 to 1.00 20.0035.00 basis points Less than 1.00 to 1.00 30.0040.00 basis points 15.0030.00 basis points The first date on which the Applicable Commitment Fee Rate is subject to change is April 1, 20222024. After April 1, 20222024, changes to the Applicable Commitment Fee Rate shall be effective on the first day of the calendar month following each date upon which the Administrative Agent should have received, pursuant to Section 5.3(c) hereof, the Compliance Certificate. The above pricing matrix does not modify or waive, in any respect, the requirements of Section 5.7 hereof, the rights of the Administrative Agent and the Lenders to charge the Default Rate, or the rights and remedies of the Administrative Agent and the Lenders pursuant to Articles VIII and IX hereof. Notwithstanding anything herein to the contrary, (i) during any period when the Borrowers shall have failed to timely deliver the Consolidated financial statements pursuant to Section 5.3(a) or (b) hereof, or the Compliance Certificate pursuant to Section 5.3(c) hereof, until such time as the appropriate Consolidated financial statements and Compliance Certificate are delivered, the Applicable Commitment Fee Rate shall, at the election of the Administrative Agent (which may be retroactively effective), be the highest rate per annum indicated in the above pricing grid regardless of the Leverage Ratio at such time, and (ii) in the event that any financial information or certification provided to the Administrative Agent in the Compliance Certificate is shown to be inaccurate (regardless of whether this Agreement or the Commitment is in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Commitment Fee Rate for any period (an “Applicable Commitment Fee Period”) than the Applicable Commitment Fee Rate applied for such Applicable Commitment Fee Period, then (A) the Borrowers shall promptly deliver to the Administrative Agent a corrected Compliance Certificate for such Applicable Commitment Fee Period, (B) the Applicable Commitment Fee Rate shall be determined based on such corrected Compliance Certificate, and (C) the Borrowers shall promptly pay to the Administrative Agent, for the benefit of the Lenders, the accrued additional fees owing as a result of such increased Applicable Commitment Fee Rate for such Applicable Commitment Fee Period. “Applicable Commitment Percentage” means, for each Lender: (a) with respect to the Revolving Credit Commitment, the percentage, if any, set forth opposite such Lender’s name under the column headed “Revolving Credit

Commitment Percentage”, as set forth on Schedule 1 hereto, subject to assignments of interests pursuant to Section 11.9 hereof; and (b) (b) with respect to the Term Loan Commitment, the percentage, if any, set forth opposite such Lender’s name under the column headed “Term Loan Commitment Percentage”, as set forth on Schedule 1 hereto, subject to assignments of interests pursuant to Section 11.9 hereof.; and (c) with respect to the DDTL Commitment, the percentage, if any, set forth opposite such Lender’s name under the column headed “DDTL Commitment Percentage”, as set forth on Schedule 1 hereto, subject to assignments of interests pursuant to Section 11.9 hereof. “Applicable Debt” means: (a) with respect to the Revolving Credit Commitment, collectively, (i) all Indebtedness incurred by the Borrowers to the Revolving Lenders pursuant to this Agreement and the other Loan Documents, and includes, without limitation, the principal of and interest on all Revolving Loans and all Swing Loans and all obligations with respect to Letters of Credit, (ii) each extension, renewal or refinancing of the foregoing, in whole or in part, (iii) the commitment, prepayment and other fees and amounts payable hereunder in connection with the Revolving Credit Commitment, and (iv) all Related Expenses incurred in connection with the foregoing; and (b) with respect to the Term Loan Commitment, collectively, (i) all Indebtedness incurred by the Borrowers to the Term Lenders pursuant to this Agreement and the other Loan Documents, and includes, without limitation, the principal of and interest on the Term Loan, (ii) each extension, renewal or refinancing of the foregoing in whole or in part, (iii) all prepayment and other fees and amounts payable hereunder in connection with the Term Loan Commitment, and (iv) all Related Expenses incurred in connection with the foregoing.; and (c) with respect to the DDTL Commitment, collectively, (i) all Indebtedness incurred by the Borrowers to the DDTL Lenders pursuant to this Agreement and the other Loan Documents, and includes, without limitation, the principal of and interest on the DDTL Loan, (ii) each extension, renewal or refinancing of the foregoing in whole or in part, (iii) the commitment, prepayment and other fees and amounts payable hereunder in connection with the DDTL Commitment, and (iv) all Related Expenses incurred in connection with the foregoing. “Applicable Margin” means: (a) for the period from the ClosingFirst Amendment Effective Date through March 31, 20222024, two hundred fifty (250.00) basis points for SOFR Loans and one hundred fifty (150.00) basis points for Base Rate Loans; and 6

7 Applicable Basis Points for SOFR Loans 250.00325.00 (b) commencing with the Consolidated financial statements of DMC Global for the fiscal year ending December 31, 20212023, the number of basis points (depending upon whether Loans are SOFR Rate Loans or Base Rate Loans) set forth in the following matrix, based upon the result of the computation of the Leverage Ratio as set forth in the Compliance Certificate for such fiscal period and, thereafter, as set forth in each successive Compliance Certificate, as provided below: 150.00225.00 Applicable Basis Points for Base Rate Loans Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00 225.00300.00 125.00200.00 Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00 Greater than or equal to 3.00 to 1.00 200.00275.00 100.00175.00 300.00 Greater than or equal to 1.00 to 1.00 but less than 1.50 to 1.00 Leverage Ratio 175.00250.00 200.00 75.00150.00 Less than 1.00 to 1.00 150.00225.00 50.00125.00 The first date on which the Applicable Margin is subject to change is April 1, 20222024. After April 1, 20222024, changes to the Applicable Margin shall be effective on the first day of the calendar month following each date upon which the Administrative Agent should have received, pursuant to Section 5.3(c) hereof, the Compliance Certificate. The above pricing matrix does not modify or waive, in any respect, the requirements of Section 5.7 hereof, the rights of the Administrative Agent and the Lenders to charge the Default Rate, or the rights and remedies of the Administrative Agent and the Lenders pursuant to Articles VIII and IX hereof. Notwithstanding anything herein to the contrary, (i) during any period when the Borrowers shall have failed to timely deliver the Consolidated financial statements pursuant to Section 5.3(a) or (b) hereof, or the Compliance Certificate pursuant to Section 5.3(c) hereof, until such time as the appropriate Consolidated financial statements and Compliance Certificate are delivered, the Applicable Margin shall, at the election of the Administrative Agent (which may be retroactively effective), be the highest rate per annum indicated in the above pricing grid for Loans of that type, regardless of the Leverage Ratio at such time, and (ii) in the event that any financial information or certification provided to the Administrative Agent in the Compliance Certificate is shown to be inaccurate (regardless of whether this Agreement or the Commitment is in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Margin Period”) than the Applicable Margin applied for such Applicable Margin Period, then (A) the Borrowers shall promptly deliver to the Administrative Agent a corrected Compliance Certificate for such Applicable Margin Period, (B) the Applicable Margin shall be determined based on such corrected Compliance Certificate, and (C) the Borrowers shall promptly pay to the Administrative Agent, for the benefit of the Lenders, the accrued additional interest owing as a result of such increased Applicable Margin for such Applicable Margin Period. Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00

"Approved Fund" means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

"Arcadia" means Arcadia Products, LLC, a Colorado limited liability company, f/k/a Arcadia, Inc., a California corporation.

"Arcadia Acquisition" means the acquisition by DMC Global of sixty percent (60%) of the equity interests of Arcadia pursuant to the Arcadia Acquisition Documents.

"Arcadia Acquisition Documents" means the Arcadia Purchase Agreement and each other document executed and delivered in connection therewith, including without limitation the Arcadia Operating Agreement.

"Arcadia Equity Repurchase" means, after the First Amendment Effective Date, DMC's purchase of the remaining membership interest in Arcadia, including without limitation through the put option or the call option in accordance with the Arcadia Operating Agreement or in a separately negotiated transaction with the holder of such interests.

"Arcadia Minority Holders" means ~~any~~New Arcadia ~~Seller~~Holdings, Inc. and any successor, assignee or transferee thereof or of any Arcadia Seller that holds any portion of the Arcadia Minority Ownership Percentage.

"Arcadia Minority Ownership Percentage" means the Percentage Interest (as defined in the Arcadia Operating Agreement) held by any Person other than DMC Global and its Affiliates from time to time.

"Arcadia Operating Agreement" means the Second Amended and Restated Limited Liability Company Agreement of Arcadia, dated as of ~~the date hereof~~February 28, 2023, among DMC Global, ~~Synergex Group LLC, as Trustee of the Munera Family ESBT, and Gerard E. Munera~~DMC Korea, Inc. and New Arcadia Holdings, Inc., as modified from time to time in accordance with the terms of the Loan Documents.

"Arcadia Purchase Agreement" means that certain Equity Purchase Agreement, dated as of December 16, 2021, by and among DMC Global, Arcadia, Arcadia Holdings, Inc. and Arcadia Sellers.

"Arcadia Sellers" means (i) Synergex Group LLC, as Trustee of the Munera Family ESBT, (ii) James Henry Schladen and Victoria Ann Schladen, as Trustees of the Schladen Family Trust dated December 7, 2006, (iii) Robert Sayour, (iv) Micheline Sayour, as Trustee of the LKS Family Trust, and (v) Micheline Sayour, as Trustee of the Micheline Sayour Revocable Trust.

8

“Assignment Agreement” means an Assignment and Assumption Agreement entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.9 hereof), and accepted by the Administrative Agent, in substantially the form of Exhibit H, or any other form approved by the Administrative Agent. “Authorized Officer” means a Financial Officer or other individual authorized by a Financial Officer in writing (with a copy to the Administrative Agent) to handle certain administrative matters in connection with this Agreement. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement, or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, including any overnight or daily tenor, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.8(d). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Product Agreements” means those certain cash management services and other agreements entered into from time to time between a Company and the Administrative Agent or a Lender (or an Affiliate of a Lender) in connection with any of the Bank Products. “Bank Product Obligations” means all obligations, liabilities, contingent reimbursement obligations, fees and expenses owing by a Company to the Administrative Agent or any Lender (or an Affiliate of a Lender) pursuant to or evidenced by the Bank Product Agreements. “Bank Products” means a service or facility extended to a Company by the Administrative Agent or any Lender (or an Affiliate of a Lender) for (a) credit cards and credit card processing services, (b) debit cards, purchase cards and stored value cards, (c) ACH transactions, and (d) cash management, including controlled disbursement, accounts or services. 9

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now or hereafter in effect, or any successor thereto, as hereafter amended. “Base Rate” means, for any day, a rate per annum equal to the highest of (a) the Prime Rate, (b) one-half of one percent (.50%) in excess of the Federal Funds Effective Rate, and (c) one percent (1%) in excess of the Adjusted Term SOFR Rate for a period of one month (or, if such day is not a Business Day, such rate as calculated on the most recent Business Day). Any change in the Base Rate shall be effective immediately from and after such change in the Base Rate. Notwithstanding the foregoing, if at any time the Base Rate as determined above is less than the Floor, it shall be deemed to be the Floor for purposes of this Agreement. “Base Rate Loan” means a Revolving Loan made to the Borrowers described in Section 2.2(a) hereof, or a portion of a Term Loan described in Section 2.3 hereof, a DDTL Draw Loan described in Section 2.3A(a) hereof or the DDTL Term Loan described in Section 2.3A(b) hereof, in each case that shall be denominated in Dollars and on which the Borrowers shall pay interest at the Derived Base Rate. “Benchmark” means, initially, the Adjusted Term SOFR Rate and the Adjusted Daily Simple SOFR Rate; provided that if a Benchmark Transition Event has occurred with respect to the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.8 hereof. “Benchmark Replacement” means, with respect to any Benchmark Transition Event for the then-current Benchmark, (a) Adjusted Daily Simple SOFR Rate, together with any applicable Benchmark Replacement Adjustment, determined in accordance with any Benchmark Replacement Conforming Changes implemented by the Administrative Agent in connection therewith, or (b) if Adjusted Daily Simple SOFR Rate is not then available, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrowers as the replacement for such Benchmark giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for credit facilities of similar size denominated in Dollars at such time and (ii) the related Benchmark Replacement Adjustment, if any; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), if any, that has been selected by the Administrative Agent and the Borrowers giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market 10 convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Business Day,” or “SOFR Business Day”, the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), the timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of Section 3.3 hereof and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means the earlier to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (A) if the event giving rise to the Benchmark Replacement Date for any Benchmark occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such Benchmark and for such determination and (B) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all 11 then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to the then-current Benchmark, the occurrence of one or more of the following events with respect to such Benchmark or any published component used in the calculation thereof: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, with respect to any Benchmark, in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the ninetieth (90th) day prior to the expected date of such event as of the date of such public statement or publication of information (or if the expected date of such prospective event is fewer than ninety (90) days after such statement or publication, the date of such statement or publication). 12

“Benchmark Unavailability Period” means, with respect to any then-current Benchmark, the period (if any) (a) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.8 hereof and (b) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.8 hereof. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Borrower” means that term as defined in the first paragraph of this Agreement. “Borrowers” means that term as defined in the first paragraph of this Agreement. “Business Day” means a day that is not a Saturday, a Sunday or a day on which banks are authorized or required to close in Cleveland, Ohio, and, in addition, if the applicable Business Day relates to a SOFR Loan, a SOFR Business Day. “Capital Distribution” means a payment made, liability incurred or other consideration given by a Company to any Person that is not a Company, (a) for the purchase, acquisition, redemption, repurchase, payment or retirement of any capital stock or other equity interest of such Company, or (b) as a dividend, return of capital or other distribution (other than any stock dividend, stock split or other equity distribution payable only in capital stock or other equity of such Company) in respect of such Company’s capital stock or other equity interest; provided that, for purposes of calculating the Debt Service Coverage Ratio, Capital Distributions shall not include any distributions made to Arcadia Minority Holders as referenced on the balance sheet of DMC Global that are solely attributable to the ratable ownership of Arcadia Minority Holders of the equity interests of Arcadia. “Capital Maintenance Rules” means liable capital maintenance rules applicable to companies incorporated in Germany as a limited liability company (Gesellschaft mit beschränkter Haftung) or established in Germany as a limited partnership (Kommanditgesellschaft) with a limited liability company (Gesellschaft mit beschränkter Haftung) as general partner if and to the extent that the relevant company guarantees obligations of an affiliated company other than any of its subsidiaries as set forth in Schedule 8 hereto. “Capitalized Lease Obligations” means obligations of the Companies for the payment of rent for any real or personal property under leases or agreements to lease that, in accordance with GAAP, have been or should be capitalized on the books of the lessee and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP. 13

“Cash Collateral Account” means a commercial Deposit Account designated as a “cash collateral account” and maintained by one or more Borrowers with the Administrative Agent, without liability by the Administrative Agent or the Lenders to pay interest thereon, from which account the Administrative Agent, on behalf of the Lenders, shall have the exclusive right to withdraw funds until all of the Secured Obligations are paid in full (other than contingent indemnification obligations as to which no claim has been asserted). “Cash Collateralize” means to deposit into a cash collateral account maintained with (or on behalf of) the Administrative Agent, and under the sole dominion and control of the Administrative Agent, or to pledge and deposit with or deliver to the Administrative Agent, for the benefit of any Issuing Lender, as collateral for any Letter of Credit Exposure or obligations of the Lenders to fund participations in respect of any Letter of Credit Exposure, cash or deposit account balances, or, if the Administrative Agent and such Issuing Lender shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and such Issuing Lender. For the purposes of this Agreement, “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalent” means cash equivalent as determined in accordance with GAAP. “Cash Security” means all cash, instruments, Deposit Accounts, Securities Accounts and cash equivalents, in each case whether matured or unmatured, whether collected or in the process of collection, upon which one or more Borrowers presently has or may hereafter have any claim or interest, wherever located, including but not limited to any of the foregoing that are presently or may hereafter be existing or maintained with, issued by, drawn upon by, or in the possession of the Administrative Agent or any Lender. “CBA” has the meaning provided in the definition of “Adjusted Term SOFR Rate.” “Change in Control” means: (a) the acquisition of ownership or voting control, directly or indirectly, beneficially (within the meaning of Rules 13d-3 and 13d-5 of the Exchange Act) or of record, on or after the Closing Date, by any Person or group (within the meaning of Sections 13d and 14d of the Exchange Act), of shares representing more than thirty-five percent (35%) of the aggregate ordinary Voting Power represented by the issued and outstanding equity interests of DMC Global; (b) if, at any time during any period of twenty-four (24) consecutive months, a majority of the members of the board of directors of DMC Global cease to be composed of individuals (i) who were members of that board of directors on the first day of such period, (ii) whose election or nomination to that board of directors was approved by individuals referred to in subpart (i) hereof that constituted, at the time of such election or nomination, at least a majority of that board of directors, or (iii) whose election or nomination to that board of directors was approved by individuals referred to in subparts 14

(i) and (ii) hereof that constituted, at the time of such election or nomination, at least a majority of that board of directors; or (c) if DMC Global shall cease to own, directly or indirectly, one hundred percent (100%) of the aggregate ordinary Voting Power represented by the issued and outstanding capital stock or equity interests of each other Borrower. “Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any Law, rule, regulation or treaty, (b) any change in any Law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Act and all requests, rules, guidelines or directives thereunder, or issued in connection therewith, and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Citibank Factoring Agreement” means that certain Supplier Agreement between Citibank, N.A. and DYNAenergetics US, whereby accounts receivable arising out of contracts or orders from Haliburton Company (and its affiliated entities) are sold to Citibank, N.A. by DYNAenergetics US, as amended, restated, supplemented or otherwise modified from time to time. “Closing Date” means the effective date of this Agreement as set forth in the first paragraph of this Agreement. “Closing Fee Letter” means the Closing Fee Letter between Administrative Borrower and the Administrative Agent, dated as of the Closing Date. “Code” means the Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder. “Collateral” means (a) all of each Borrower’s existing and future (i) personal property, (ii) Accounts, Investment Property, instruments, contract rights, chattel paper, documents, fixtures, supporting obligations, letter-of-credit rights, Pledged Securities, Pledged Notes, Commercial Tort Claims, General Intangibles, goods (including Inventory and Equipment), (iii) funds now or hereafter on deposit in the Cash Collateral Account, and (iv) Cash Security; (b) the Mortgaged Real Property; and (c) Proceeds and products of any of the foregoing. “Collateral Access Agreement” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which a lessor of real property on which Collateral is stored or otherwise located, or a warehouseman, consignor, processor or other bailee of Inventory or other property owned by any Credit Party, acknowledges the Liens of the Administrative Agent and waives (or, if approved by the Administrative Agent, subordinates) 15 any Liens held by such Person on such property, and, if applicable, permits the Administrative Agent’s access to and use of such property to access, assemble, complete and sell any Collateral stored or otherwise located thereon. “Commercial Tort Claim” means a commercial tort claim, as that term is defined in the U.C.C. (Schedule 7.5 hereto lists all Commercial Tort Claims of the Domestic Credit Parties in existence as of the Closing Date in excess of Two Hundred Fifty Thousand Dollars ($250,000).) “Commitment” means the obligation hereunder of the Lenders, (a) during the applicable Commitment Period, (i) to make Revolving Loans and to participate in Swing Loans and the issuance of Letters of Credit pursuant to the Revolving Credit Commitment, and (ii) to make DDTL Loans pursuant to the DDTL Commitment, and (b) to make the Term Loan pursuant to the Term Loan Commitment; up to the Total Commitment Amount. “Commitment Increase Period” means the period from the Closing Date to the date that is six months prior to the last day of the Commitment Period applicable to the Revolving Credit Commitment. “Commitment Period” means (a) with respect to the Revolving Credit Commitment, the period from the Closing Date to December 23, 2026, orthe earlier of (i) February 6, 2029, or (ii) such earlier date on which the Revolving Credit Commitment shall have been terminated pursuant to Article IX hereof, and (b) with respect to the DDTL Draw Commitment, the period from the First Amendment Effective Date to the earlier of (i) the final DDTL Conversion Date, or (ii) such earlier date on which the DDTL Draw Commitment shall have been terminated pursuant to Article IX hereof. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, together with the rules and regulations promulgated thereunder. “Communications” means, that term as defined in Section 10.17(b) hereof. “Companies” means all Borrowers and all Subsidiaries of all Borrowers. “Company” means a Borrower or a Subsidiary of a Borrower. “Compliance Certificate” means a Compliance Certificate in the form of the attached Exhibit F. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consideration” means, in connection with an Acquisition, the aggregate consideration paid or to be paid, including borrowed funds, cash, deferred payments, the issuance of securities or notes, the assumption or incurring of liabilities (direct or contingent), the payment of 16 consulting fees or fees for a covenant not to compete and any other consideration paid or to be paid for such Acquisition. “Consolidated” means the resultant consolidation of the financial statements of DMC Global and its Subsidiaries in accordance with GAAP, including principles of consolidation consistent with those applied in preparation of the consolidated financial statements referred to in Section 6.14 hereof. For clarification purposes, with respect to the Arcadia Acquisition, (a) the financial statements delivered pursuant to Section 5.3(a) and (b) hereof shall only include the financial information of Arcadia and its subsidiaries for the period commencing on the date of acquisition thereof, and (b) the financial covenants in Section 5.7 hereof and any other use of such financial covenants throughout this Agreement shall be calculated on a pro forma basis to include the financial information of Arcadia and its subsidiaries as if owned by DMC Global as of the first date of the relevant calculation period (but excluding any such amounts attributable to the Arcadia Minority Ownership Percentage). “Consolidated Capital Expenditures” means, for any period, the amount of capital expenditures of DMC Global, as determined on a Consolidated basis. “Consolidated Debt Service” means, for any period, as determined on a Consolidated basis, the aggregate, without duplication, of (a) Consolidated Interest Expense paid in cash, (b) cash Capital Distributions (other than redemptions of the Preferred Stock) made pursuant to Section 5.15(c) hereof, and (c) scheduled principal payments on Consolidated Funded Indebtedness (for the avoidance of doubt, not including any optional prepayments or any unscheduled mandatory prepayments). “Consolidated Depreciation and Amortization Charges” means, for any period, the aggregate of all depreciation and amortization charges for fixed assets, leasehold improvements and general intangibles (specifically including goodwill) of DMC Global for such period, as determined on a Consolidated basis. “Consolidated EBITDA” means, for any period, as determined on a Consolidated basis, (a) Consolidated Net Earnings for such period plus, without duplication, the aggregate amounts deducted in determining such Consolidated Net Earnings in respect of (i) Consolidated Interest Expense, (ii) Consolidated Income Tax Expense, (iii) Consolidated Depreciation and Amortization Charges, (iv) non-cash charges excluding inventory reserves, (v) non-recurring cash charges not incurred in the ordinary course of business as agreed to by the Administrative Agent in its discretion, (vi) unrealized foreign currency losses, (vii) non-cash stock-based compensation expense, (viii) one time integration expenses incurred in the first twelve months following consummation of the Arcadiaan Acquisition, including (but not limited to) in connection with the purchase and implementation of a Target ERP System, in an aggregate amount not to exceed Five Million Dollars ($5,000,000), ( permitted hereunder, and (ix) any transaction-related expenses related to the Arcadia(A) an Acquisition, in an aggregate amount not to exceed Four Million Five Hundred Thousand Dollars ($4,500,000) and (x) non-cash amortization of the Inventory step-up related to the Arcadia Acquisition permitted hereunder, (B) a disposition of assets permitted hereunder or (C) the consummation of amendments to Loan Documents or other additional Loan Documents entered into on or after the First Amendment 17

Effective Date; provided that, the sum of the amounts added back pursuant to clauses (viii) and (ix) hereof shall not exceed ten percent (10%) of Consolidated EBITDA as calculated pursuant to this definition without reference to clause (viii) or (ix), unless otherwise agreed to by the Administrative Agent in its sole discretion; minus (b) to the extent included in Consolidated Net Earnings for such period, (i) non-cash gains, (ii) non-recurring cash gains not incurred in the ordinary course of business, and (iii) unrealized foreign currency gains. Notwithstanding the foregoing, in connection with an Acquisition permitted hereunder, Consolidated EBITDA (and any other applicable financial definitions) shall be calculated for the relevant periods to include the appropriate financial items of the entity or entities that are the target of such Acquisition to the extent (A) such items are not otherwise included in the financial statements for DMC Global and its Subsidiaries and (B) such items are supported by financial statements or other information reasonably satisfactory to the Administrative Agent, and to include appropriate pro forma adjustments reasonably acceptable to the Administrative Agent and calculated on the same basis as set forth in this definition. “Consolidated Funded Indebtedness” means, at any date, all Indebtedness of DMC Global, as determined on a Consolidated basis, evidenced by a note, bond, debenture or similar instrument with regularly scheduled interest payments and a maturity date. “Consolidated Income Tax Expense” means, for any period, all provisions for taxes based on the gross or net income of DMC Global (including, without limitation, any additions to such taxes, and any penalties and interest with respect thereto), as determined on a Consolidated basis. “Consolidated Interest Expense” means, for any period, the interest expense on Indebtedness (including, without limitation, the Preferred Stock and the “imputed interest” portion of Capitalized Lease Obligations, synthetic leases and asset securitizations, if any, and excluding deferred financing costs) of DMC Global for such period, as determined on a Consolidated basis. “Consolidated Net Earnings” means, for any period, the net income (loss) of DMC Global for such period, as determined on a Consolidated basis; provided that for purposes of calculating Consolidated Net Earnings, a portion equal to the Arcadia Minority Ownership Percentage of the Consolidated Net Earnings attributable to Arcadia and its Subsidiaries shall be disregarded. “Consolidated Net Worth” means, at any date, the stockholders’ equity of DMC Global, determined as of such date on a Consolidated basis. “Consolidated Total Assets” means, at any date, all of the assets of the Companies, as determined as of such date on a Consolidated basis. “Consolidated Unfunded Capital Expenditures” means, for any period, Consolidated Capital Expenditures that are not directly financed by the Companies with long-term Indebtedness (other than Revolving Loans) or Capitalized Lease Obligations, as determined on a 18

Consolidated basis; provided that for purposes of calculating the Debt Service Coverage Ratio, a portion equal to the Arcadia Minority Ownership Percentage of the Consolidated Unfunded Capital Expenditures attributable to Arcadia and its Subsidiaries shall be disregarded. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Control Agreement” means a Deposit Account Control Agreement or Securities Account Control Agreement. “Controlled Group” means a Company and each Person required to be aggregated with a Company under Code Section 414(b), (c), (m) or (o). “Council Regulation (EC) 2271/96” means Council Regulation (EC) No. 2271/96 of 22 November 1996 protecting against the effects of the extra-territorial application of legislation adopted by a third country, and actions based thereon or resulting therefrom. “Credit Event” means the making by the Lenders of a Loan, the conversion by the Lenders of a Base Rate Loan to a Term SOFR Loan, the conversion of a Term SOFR Loan to a Daily Simple SOFR Loan or the continuation of a Term SOFR Loan after the end of the applicable Interest Period, the making by a Swing Line Lender of a Swing Loan, or the issuance (or amendment or renewal) by an Issuing Lender of a Letter of Credit. “Credit Party” means any Borrower and any Guarantor of Payment. “Daily Simple SOFR Loan” means a Revolving Loan made to the Borrowers described in Section 2.2(a) hereof, or a portion of a Term Loan described in Section 2.3 hereof, a DDTL Draw Loan described in Section 2.3A(a) hereof or the DDTL Term Loan described in Section 2.3A(b) hereof, in each case that shall be denominated in Dollars and on which the Borrowers shall pay interest at the Derived Daily Simple SOFR Rate. “DDTL Commitment” means the DDTL Draw Commitment and the DDTL Term Loan Commitment. “DDTL Conversion Date” means (a) as applicable, (i) February 6, 2025, (ii) March 31, 2025, (iii) June 30, 2025, (iv) December 31, 2025, and (v) February 6, 2026, and (b) if earlier than any date in the foregoing clause (a), the date that the aggregate principal of all DDTL Draw Loans made hereunder equals the DDTL Draw Commitment. “DDTL Draw Commitment” means the obligation hereunder of the DDTL Lenders during the applicable Commitment Period, to make DDTL Draw Loans, up to an aggregate principal amount outstanding at any time equal to the DDTL Maximum Draw Amount. 19

“DDTL Draw Exposure” means, at any time, the aggregate principal amount of all DDTL Draw Loans outstanding. “DDTL Draw Loan” means a loan made to the Borrowers by the DDTL Lenders in accordance with Section 2.3A(a) hereof. “DDTL Draw Loan Funding Date” means each date that all of the following conditions have been satisfied: (a) the Borrowers shall have delivered to the Administrative Agent a Notice of Loan with respect to a DDTL Draw Loan pursuant to Section 2.6(a) hereof; (b) the Borrowers shall have delivered to the Administrative Agent evidence, in form and substance reasonably satisfactory to the Administrative Agent, that the proceeds of such requested DDTL Draw Loan are being used for the Arcadia Equity Repurchase; (c) no Default or Event of Default has occurred and is continuing, or after giving pro forma effect to such DDTL Draw Loan, would then occur; and (d) each of the representations and warranties contained in Article VI hereof shall be true and correct in all material respects (or, as to any representations and warranties which are subject to a materiality or Material Adverse Effect qualifier, true and correct in all respects) as if made on and as of the date of such DDTL Draw Loan Funding Date, except to the extent that any thereof expressly relate to an earlier date, in which case they shall be true and correct in all material respects (or, as to any representations and warranties which are subject to a materiality or Material Adverse Effect qualifier, true and correct in all respects) as of such earlier date. “DDTL Exposure” means, at any time, the outstanding principal amount of all DDTL Loans. “DDTL Lender” means a Lender with a percentage of the DDTL Commitment as set forth on Schedule 1 hereto, or that acquires a percentage of the DDTL Commitment pursuant to Section 2.10(b) or 11.9 hereof. “DDTL Loan” means a DDTL Draw Loan or the DDTL Term Loan. “DDTL Maximum Draw Amount” means Fifty Million Dollars ($50,000,000), as such amount may be decreased pursuant to Section 2.10(a) hereof. “DDTL Note” means a DDTL Note, in the form of the attached Exhibit J, executed and delivered pursuant to Section 2.5(d) hereof. 20

“DDTL Term Loan” means the Loan made to the Borrowers in an original principal amount equal to the aggregate principal amount of all DDTL Draw Loans outstanding on a DDTL Conversion Date, in accordance with Section 2.3A(b) hereof. “DDTL Term Loan Commitment” means the obligation hereunder of the Lenders to make the DDTL Term Loan. “DDTL Term Loan First Payment Date” means the last day of the first full quarter occurring after the DDTL Conversion Date for such DDTL Term Loan. “DDTL Term Loan Maturity Date” means February 6, 2029. “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions, from time to time in effect. “Debt Service Coverage Ratio” means, as determined for the most recently completed four fiscal quarters of DMC Global on a Consolidated basis, the ratio of (a) the sum of (i) Consolidated EBITDA, minus (ii) Capital Distributions paid in cash (other than (A) those made pursuant to Section 5.15(c) hereof, and (B) those made with respect to the Arcadia Equity Repurchase, in each case of subparts (A) and (B), so long as such cash payments are made with Revolving Loans or DDTL Loans), minus (iii) Consolidated Unfunded Capital Expenditures, minus (iv) Consolidated Income Tax Expense paid in cash (net of income taxes (1) refunded in cash during such period, and (2) paid in cash in Germany (x) for the fiscal year ending December 31, 2024 (for income taxes incurred during the fiscal year ended December 31, 2022), in an aggregate amount not to exceed Four Million Dollars ($4,000,000) and (y) for the fiscal year ending December 31, 2025 (for income taxes incurred during the fiscal year ended December 31, 2023), in an aggregate amount not to exceed Seven Million Dollars ($7,000,000)), minus (v) cash Restricted Payments pursuant to Section 5.15(d) hereof; to (b) Consolidated Debt Service. “Default” means an event or condition that constitutes, or with the lapse of any applicable grace period or the giving of notice or both would constitute, an Event of Default, and that has not been waived by the Required Lenders (or, if required hereunder, all of the Lenders) in writing. “Default Rate” means (a) with respect to any SOFR Loan, a rate per annum equal to two percent (2%) in excess of the Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR Rate, as applicable, plus the then-applicable Applicable Margin, (b) with respect to any Loan bearing interest at the Base Rate or any Benchmark Replacement, such then-applicable rate plus the then-applicable margin applicable to such Loans plus a rate per annum equal to two percent (2%), and (c) with respect to any other amount, if no rate is specified or available, a rate per annum equal to two percent (2%) in excess of the Derived Base Rate from time to time in effect. “Defaulting Lender” means, subject to Section 11.10(b) hereof, any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans 21 were required to be funded hereunder, unless such Lender notifies the Administrative Agent and the Administrative Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Lender, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Loans) within two Business Days of the date when due, (b) has notified the Administrative Borrower, the Administrative Agent, the Issuing Lender or the Swing Line Lender in writing that it does not intend to comply with its funding obligations under this Agreement, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Administrative Borrower, to confirm in writing to the Administrative Agent and the Administrative Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this subpart (c) upon receipt of such written confirmation by the Administrative Agent and the Administrative Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that, a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender, or any direct or indirect parent company thereof, by a Governmental Authority, so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States, or from the enforcement of judgments or writs of attachment on its assets, or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of subparts (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 11.10(b) hereof) upon delivery of written notice of such determination to the Administrative Borrower, the Issuing Lender, the Swing Line Lender and each Lender. “Deposit Account” means a deposit account, as that term is defined in the U.C.C. “Deposit Account Control Agreement” means each Deposit Account Control Agreement (or similar agreement with respect to a Deposit Account) among a Domestic Credit Party, the Administrative Agent and a depository institution, to be in form and substance satisfactory to the Administrative Agent in its reasonable discretion, as the same may from time to time be amended, restated or otherwise modified. 22

“Derived Base Rate” means a rate per annum equal to the sum of the Applicable Margin (from time to time in effect) for Base Rate Loans plus the Base Rate. “Derived Daily Simple SOFR Rate” means a rate per annum equal to the sum of the Applicable Margin (from time to time in effect) for SOFR Loans plus the Adjusted Daily Simple SOFR rate. “Derived Term SOFR Rate” means a rate per annum equal to the sum of the Applicable Margin (from time to time in effect) for SOFR Loans plus Adjusted Term SOFR Rate for the applicable Interest Period therefor. “Dodd-Frank Act” means the Dodd–Frank Wall Street Reform and Consumer Protection Act (Pub.L. 111-203, H.R. 4173) signed into law on July 21, 2010, as amended from time to time. “Dollar” or the $ sign means lawful currency of the United States. “Domestic Credit Party” means a Borrower or a Domestic Guarantor of Payment. “Domestic Guarantor of Payment” means each of the Companies designated a “Domestic Guarantor of Payment” on Schedule 3 hereto, each of which is executing and delivering a Guaranty of Payment, and any other Domestic Subsidiary that shall deliver a Guaranty of Payment to the Administrative Agent subsequent to the Closing Date. “Domestic Subsidiary” means a Subsidiary that is not a Foreign Subsidiary. “Domestic Subsidiary Borrower” means each of the Domestic Subsidiaries of DMC Global set forth on Schedule 2 hereto, together with any other Domestic Subsidiary of DMC Global that shall have satisfied the requirements of Section 2.15(a) hereof. “Dormant Subsidiary” means a Company that (a) is not a Credit Party or the direct or indirect equity holder of a Credit Party, (b) has aggregate assets of less than Fifty Thousand Dollars ($50,000) (or the foreign currency equivalent of such amount), and (c) has no direct or indirect Subsidiaries with aggregate assets, for such Company and all such Subsidiaries, of more than Fifty Thousand Dollars ($50,000) (or the foreign currency equivalent of such amount). “DYNAenergetics US” means DYNAenergetics US, Inc., a Colorado corporation. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in subpart (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in subparts (a) or (b) of this definition and is subject to consolidated supervision with its parent. 23

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.9(b)(iii), (v) and (vi) hereof (subject to such consents, if any, as may be required under Section 11.9(b)(iii) hereof). “Environmental Laws” means all provisions of law (including the common law), statutes, ordinances, codes, rules, guidelines, policies, procedures, orders-in-council, regulations, permits, licenses, judgments, writs, injunctions, decrees, orders, authorizations, certificates, approvals, registrations, awards and standards promulgated by a Governmental Authority or by any court, agency, instrumentality, regulatory authority or commission of any of the foregoing concerning environmental health or safety and protection of natural resources, or regulation of the discharge of substances into, the environment. “Environmental Permits” means all permits, licenses, authorizations, certificates, approvals or registrations required by any Governmental Authority under any Environmental Laws. “Equalization Event” means the earlier of (a) the occurrence of an Event of Default under Section 8.11 hereof, or (b) the acceleration of the maturity of the Obligations after the occurrence of an Event of Default. “Equalization Maximum Amount” means that term as defined in Section 9.5(b)(i) hereof. “Equalization Percentage” means that term as defined in Section 9.5(b)(ii) hereof. “Equipment” means equipment, as that term is defined in the U.C.C. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated pursuant thereto. “ERISA Event” means (a) the existence of a condition or event with respect to an ERISA Plan that presents a risk of the imposition of an excise tax or any other liability on a Company or of the imposition of a Lien on the assets of a Company; (b) the engagement by a Company in a non-exempt “prohibited transaction” (as defined under ERISA Section 406 or Code Section 4975) or a breach of a fiduciary duty under ERISA that could result in material liability to a Company; (c) the application by a Controlled Group member for a waiver from the minimum funding requirements of Code Section 412 or ERISA Section 302 or a Controlled Group member is required to provide security under Code Section 412(c)(4) or ERISA Section 302(c)(4); (d) the occurrence of a Reportable Event as to which notice is required to be provided to the PBGC; (e) the withdrawal by a Controlled Group member from a Multiemployer Plan in a “complete 24 withdrawal” or a “partial withdrawal” (as such terms are defined in ERISA Sections 4203 and 4205, respectively); (f) the occurrence of a Multiemployer Plan being in endangered or critical status, as defined in Section 432 of the Code; (g) the failure of an ERISA Plan (and any related trust) that is intended to be qualified under Code Sections 401 and 501 to be so qualified or the failure of any “cash or deferred arrangement” under any such ERISA Plan to meet the requirements of Code Section 401(k); (h) the receipt by any Controlled Group member of any notice from the PBGC or a plan administrator relating to an intention to terminate an ERISA Plan or appoint a trustee to administer a Pension Plan, or the taking by a Controlled Group member of any steps to terminate a Pension Plan; (i) the failure by a Controlled Group member or an ERISA Plan to satisfy any requirements of law applicable to an ERISA Plan; (j) the commencement, existence or threatening of a claim, action, suit, audit or investigation with respect to an ERISA Plan, other than a routine claim for benefits; or (k) any incurrence by or any expectation of the incurrence by a Controlled Group member of any liability for post-retirement benefits under any Welfare Plan, other than as required by ERISA Section 601, et. seq. or Code Section 4980B. “ERISA Plan” means an “employee benefit plan” (within the meaning of ERISA Section 3(3)) that a Controlled Group member at any time sponsors, maintains, contributes to, has liability with respect to or has an obligation to contribute to such plan. “Erroneous Payment” means that term as defined in Section 10.18(a) hereof. “Erroneous Payment Deficiency Assignment” means that term as defined in Section 10.18(d) hereof. “Erroneous Payment Impacted Class” means that term as defined in Section 10.18(d) hereof. “Erroneous Payment Return Deficiency” means that term as defined in Section 10.18(d) hereof. “Erroneous Payment Subrogation Rights” means that term as defined in Section 10.18(a) hereof. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor entity), as in effect from time to time. “Event of Default” means an event or condition that shall constitute an event of default as defined in Article VIII hereof. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Swap Obligations” means, with respect to any Credit Party, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, 25 regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to any “keepwell, support or other agreement” for the benefit of such Credit Party and any and all guarantees of such Credit Party’s Swap Obligations by other Credit Parties), at the time such guarantee or grant of security interest of such Credit Party becomes, or would become, effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is, or becomes, illegal. “Excluded Taxes” means, with respect to a Recipient, any of the following Taxes imposed on or with respect to such Recipient or required to be withheld or deducted from a payment to such Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office located in, or, in the case of any Lender, having its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof), or (ii) that are Other Connection Taxes; (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Administrative Borrower under Sections 3.6 or 11.3(c) hereof); or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.2 hereof, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto, or to such Lender immediately before it changed its lending office; (c) Taxes attributable to such Recipient’s failure to comply with Section 3.2(e) hereof; and (d) any U.S. federal withholding Taxes imposed with respect to such Recipient pursuant to FATCA. “FATCA” means Sections 1471 through 1474 of the Code as in effect on the Closing Date (or any amended or successor version that is substantively comparable to and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such sections of the Code, and any fiscal or regulatory legislation, rules, or practices adopted pursuant to such intergovernmental agreement. “Federal Funds Effective Rate” means, for any day, the rate per annum (rounded upward to the nearest one one-hundredth of one percent (1/100 of 1%)) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Federal Funds Effective Rate” as of the Closing Date. 26

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Financial Officer” means any of the following officers: chief executive officer, president, chief financial officer or treasurer. Unless otherwise qualified, all references to a Financial Officer in this Agreement shall refer to a Financial Officer of the Administrative Borrower. “First Amendment Closing Fee Letter” means the First Amendment Closing Fee Letter between Administrative Borrower and the Administrative Agent, dated as of the First Amendment Effective Date. “First Amendment Effective Date” means February 6, 2024. “Flood Insurance Laws” means, collectively (a) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973), as now or hereafter in effect or any successor statute thereto, (b) the Flood Insurance Reform Act of 2004, as now or hereafter in effect or any successor statute thereto, and (c) the Biggert-Waters Flood Insurance Reform Act of 2012, as now or hereafter in effect or any successor statute thereto. “Floor” means a rate of interest equal to zero percent (0%). “Foreign Guarantor of Payment” means each of the Companies designated a “Foreign Guarantor of Payment” on Schedule 3 hereto, each of which is executing and delivering a Guaranty of Payment, and any other Foreign Subsidiary that shall deliver a Guaranty of Payment to the Administrative Agent subsequent to the Closing Date. “Foreign Lender” means (a) if the applicable Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the applicable Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. “Foreign Subsidiary” means a Subsidiary that is organized under the laws of any jurisdiction other than the United States, any state thereof or the District of Columbia. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to an Issuing Lender, such Defaulting Lender’s outstanding Letter of Credit Exposure (to the extent of such Defaulting Lender’s Applicable Commitment Percentage of the Revolving Credit Commitment) with respect to Letters of Credit issued by such Issuing Lender, other than Letter of Credit Exposure as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof; and (b) with respect to a Swing Line Lender, such Defaulting Lender’s Swing Line Exposure (to the extent of such Defaulting Lender’s Applicable Commitment Percentage of the Revolving Credit Commitment) made by such Swing Line Lender, other than Swing Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders. 27

“GAAP” means generally accepted accounting principles in the United States as then in effect, which shall include the official interpretations thereof by the Financial Accounting Standards Board, applied on a basis consistent with the past accounting practices and procedures of DMC Global. “General Intangibles” means (a) general intangibles, as that term is defined in the U.C.C.; and (b) choses in action, causes of action, intellectual property, customer lists, corporate or other business records, inventions, designs, patents, patent applications, service marks, registrations, trade names, trademarks, copyrights, licenses, goodwill, computer software, rights to indemnification and tax refunds. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, department, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank), any securities exchange and any self-regulatory organization exercising such functions, and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). “Guarantor” means a Person that shall have pledged its credit or property in any manner for the payment or other performance of the indebtedness, contract or other obligation of another and includes (without limitation) any guarantor (whether of payment or of collection), surety, co-maker, endorser or Person that shall have agreed conditionally or otherwise to make any purchase, loan or investment in order thereby to enable another to prevent or correct a default of any kind. “Guarantor of Payment” means a Domestic Guarantor of Payment or Foreign Guarantor of Payment, or any other Person that shall execute and deliver a Guaranty of Payment to the Administrative Agent subsequent to the Closing Date. “Guaranty of Payment” means each Guaranty of Payment executed and delivered on or after the Closing Date in connection with this Agreement by the Guarantors of Payment, as the same may from time to time be amended, restated or otherwise modified and which in case of a Foreign Guarantor of Payment shall be subject to applicable Capital Maintenance Rules. “Guaranty of Payment Joinder” means each Guaranty of Payment Joinder, executed and delivered by a Domestic Guarantor of Payment for the purpose of adding such Domestic Guarantor of Payment as a party to a previously executed Guaranty of Payment. “Hedge Agreement” means any (a) hedge agreement, interest rate swap, cap, collar or floor agreement, or other interest rate management device entered into by a Company with any Person in connection with any Indebtedness of such Company, or (b) currency swap agreement, 28 forward currency purchase agreement or similar arrangement or agreement designed to protect against fluctuations in currency exchange rates entered into by a Company. “Indebtedness” means, for any Company, without duplication, (a) all obligations to repay borrowed money, direct or indirect, incurred, assumed, or guaranteed, (b) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (c) all obligations under conditional sales or other title retention agreements, (d) all obligations (contingent or otherwise) under any letter of credit or banker’s acceptance, (e) all net obligations under any currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device or any Hedge Agreement, (f) all synthetic leases, (g) all Capitalized Lease Obligations, (h) all obligations of such Company with respect to asset securitization financing programs, (i) all obligations to advance funds to, or to purchase assets, property or services from, any other Person in order to maintain the financial condition of such Person, (j) all indebtedness of the types referred to in subparts (a) through (i) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Company is a general partner or joint venturer, unless such indebtedness is expressly made non-recourse to such Company, (k) any other transaction (including forward sale or purchase agreements) having the commercial effect of a borrowing of money entered into by such Company to finance its operations or capital requirements, and (l) any guaranty of any obligation described in subparts (a) through (k) above. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document, and (b) to the extent not otherwise described in the foregoing subpart (a), Other Taxes. “Information” means that term as defined in Section 11.21 hereof. “Intellectual Property Security Agreement” means each Intellectual Property Security Agreement, executed and delivered by a Domestic Credit Party, wherein such Credit Party, as the case may be, has granted to the Administrative Agent, for the benefit of the Lenders, a security interest in all intellectual property owned by such Domestic Credit Party, as the same may from time to time be amended, restated or otherwise modified. “Interest Adjustment Date” means the last day of each Interest Period. “Interest Payment Date” means (a) as to any Base Rate Loan or any Daily Simple SOFR Loan, each Regularly Scheduled Payment Date and the last day of the Commitment Period with respect to the Revolving Credit Commitment and the Term Loan Maturity Date with respect to the Term Loan, and (b) with respect to any Term SOFR Loan, the last day of each Interest Period therefor and, in the case of any Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at three month intervals after the first day of such Interest Period, and the last day of the Commitment Period with respect to the Revolving Credit Commitment and the Term Loan Maturity Date with respect to the Term Loan. 29

“Interest Period” means, with respect to each Term SOFR Loan, a period of one (1) month (subject to the availability thereof), as specified in the applicable Notice of Loan; provided that (a) the initial Interest Period for any Term SOFR Loan shall commence on the date of such Loan (the date of a conversion or continuation shall be the date of such conversion or continuation) and each Interest Period occurring thereafter in respect of such Loan shall commence on the day on which the next proceeding Interest Period expires; (b) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month; (c) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day; (d) no Interest Period for any Term SOFR Loan may be selected that would end after the last day of theapplicable Commitment Period with respect to the Revolving Credit Commitment and the DDTL Draw Commitment, the Term Loan Maturity Date with respect to the Term Loan and the DDTL Term Loan Maturity Date with respect to the DDTL Term Loan; and (e) if, upon the expiration of any Interest Period, the Administrative Borrower has failed to (or may not) elect a new Interest Period to be applicable to the respective a Term SOFR Loan as provided above, the Administrative Borrower shall be deemed to have elected to convert such Loan to a Base Rate Loan effective as of the expiration date of such current Interest Period. “Inventory” means inventory, as that term is defined in the U.C.C. “Investment Property” means investment property, as that term is defined in the U.C.C., unless the Uniform Commercial Code as in effect in another jurisdiction would govern the perfection and priority of a security interest in investment property, and, in such case, “investment property” shall be defined in accordance with the law of that jurisdiction as in effect from time to time. “IRS” means the United States Internal Revenue Service. “Issuing Lender” means, as to any Letter of Credit transaction hereunder, the Administrative Agent as issuer of the Letter of Credit, or, in the event that the Administrative Agent either shall be unable to issue or the Administrative Agent shall agree that may issue, a Letter of Credit, such other Revolving Lender as shall be acceptable to the Administrative Agent and shall agree to issue the Letter of Credit in its own name, but in each instance on behalf of the Revolving Lenders, with such other Lender being an Additional Issuing Lender. “KeyBank” means KeyBank National Association, and its successors and assigns. “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities having the force of law, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority having the force of law. 30

“Lender” means that term as defined in the first paragraph of this Agreement and, as the context requires, shall include the Issuing Lenders and the Swing Line Lenders. “Lender Credit Exposure” means, for any Lender, at any time, the aggregate of such Lender’s respective pro rata shares of the Revolving Credit Exposure and, the Term Loan Exposure and the DDTL Exposure. “Letter of Credit” means a commercial documentary letter of credit or standby letter of credit that shall be issued by the Issuing Lender for the account of a Borrower or Domestic Guarantor of Payment, including amendments thereto, if any, and shall have an expiration date no later than one year after its date of issuance (provided that such Letter of Credit may provide for the renewal thereof for additional one year periods). “Letter of Credit Commitment” means the commitment of the Issuing Lenders, on behalf of the Revolving Lenders, to issue Letters of Credit in an aggregate face amount of up to Twenty-Five Million Dollars ($25,000,000). “Letter of Credit Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all issued and outstanding Letters of Credit, and (b) the aggregate of the draws made on Letters of Credit that have not been reimbursed by the Borrowers or converted to a Revolving Loan pursuant to Section 2.2(b) hereof. “Letter of Credit Fee” means, with respect to any Letter of Credit, for any day, an amount equal to (a) the undrawn portion of the face amount of such Letter of Credit, multiplied by (b) the Applicable Margin for SOFR Loans in effect on such day divided by three hundred sixty (360). “Letter of Credit Request” means a Letter of Credit Request in the form of the attached Exhibit E. “Leverage Ratio” means, as determined on a Consolidated basis, the ratio of (a) Consolidated Funded Indebtedness (as of the end of the most recently completed fiscal quarter of DMC Global); to (b) Consolidated EBITDA (for the most recently completed four fiscal quarters of DMC Global). “Lien” means any mortgage, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing). “Liquidity Amount” means, as of any date of determination, the sum of (a) all unencumbered (other than any Lien in favor of the Administrative Agent) and unrestricted cash and Cash Equivalents on hand of the Credit Parties held in the United States; plus (b) (i) the Revolving Credit Commitment, minus (ii) the Revolving Credit Exposure. 31

“Loan” means a Revolving Loan, a Swing Loan, a DDTL Loan or the Term Loan. “Loan Documents” means, collectively, this Agreement, each Note, each Guaranty of Payment, each Guaranty of Payment Joinder, all documentation relating to each Letter of Credit, each Security Document, each Additional Borrower Assumption Agreement, the Administrative Agent Fee Letter, the Closing Fee Letter and the First Amendment Closing Fee Letter, as any of the foregoing may from time to time be amended, restated or otherwise modified or replaced, and any other document delivered pursuant thereto which states therein that such document is a “Loan Document”. “Lookback Day” has the meaning provided in the definition of “Adjusted Term SOFR Rate”. “Mandatory Prepayment” means that term as defined in Section 2.12(cd) hereof. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, liabilities (actual or contingent), operations, or condition (financial or otherwise) of the Credit Parties, taken as a whole, (b) the rights and remedies of the Administrative Agent or the Lenders under any Loan Document, (c) the ability of the Credit Parties to perform their obligations under any Loan Document, or (d) the legality, validity, binding effect or enforceability against the Credit Parties of any Loan Document. “Material Agreement” means (a) any contract, agreement or other arrangement (other than the Loan Documents) to which any Company is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to result in a Material Adverse Effect, and (b) any Material Indebtedness Agreement. “Material Indebtedness Agreement” means any debt instrument, lease (capital, operating or otherwise), guaranty, contract, commitment, agreement or other arrangement evidencing or entered into in connection with any Indebtedness of any Company or the Companies the outstanding principal amount or available commitment of which is equal to or in excess, in the aggregate, of the amount of Five Million Dollars ($5,000,000). “Material Recovery Determination Notice” means that term as defined in Section 2.12(cd)(ii) hereof. “Material Recovery Event” means (a) any casualty loss in respect of assets of a Company covered by casualty insurance, and (b) any compulsory transfer or taking under threat of compulsory transfer of any asset of a Company by any Governmental Authority; provided that, in the case of either subpart (a) or (b) hereof, the proceeds received by the Companies from such loss, transfer or taking exceeds OneTwo Million Dollars ($1,000,0002,000,000). “Maximum Amount” means, for each Lender, the amount set forth opposite such Lender’s name under the column headed “Maximum Amount” as set forth on Schedule 1 hereto, subject to (a) decreases pursuant to Section 2.10(a) hereof, (b) increases pursuant to Section 32

2.10(b) hereof, (c) decreases of the Term Loan or the DDTL Term Loan by virtue of principal payments made, and (d) assignments of interests pursuant to Section 11.9 hereof; provided that the Maximum Amount for a Swing Line Lender shall exclude the Swing Line Commitment (other than its pro rata share), and the Maximum Amount of an Issuing Lender shall exclude the Letter of Credit Commitment (other than its pro rata share thereof). “Maximum Rate” means that term as defined in Section 2.4(f) hereof. “Maximum Revolving Amount” means FiftyTwo Hundred Million Dollars ($50,000,000200,000,000), as such amount may be increased pursuant to Section 2.10(b) hereof or reduced pursuant to Section 2.10(a) hereof. “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to one hundred three percent (103%) of the Fronting Exposure of the Issuing Lender with respect to Letters of Credit issued and outstanding at such time, and (b) otherwise, an amount determined by the Administrative Agent and the Issuing Lender in their sole discretion. “Moody’s” means Moody’s Investors Service, Inc., and any successor to such company. “Mortgage” means each Open-End Mortgage, Assignment of Leases and Rents and Security Agreement (or deed of trust or comparable document), relating to the Mortgaged Real Property, executed and delivered by a Credit Party, to further secure the Secured Obligations, as the same may from time to time be amended, restated or otherwise modified. “Mortgaged Real Property” means each parcel of real estate owned by a Credit Party, as set forth on Schedule 5 hereto, together with all improvements and buildings thereon and all appurtenances, easements or other rights thereto belonging, and being defined collectively as the “Property” in each of the Mortgages; provided that Mortgages shall not be required on the Closing Date with respect to the 4407 FM 933, North Whitney, Texas 76692 and 3225 Washington Boulevard, Vernon, California 90058 real properties. “MUFG Factoring Agreement” means that certain Receivables Purchase Agreement between MUFG Union Bank, N.A. and DYNAenergetics US, whereby accounts receivable arising out of contracts or orders from Baker Hughes, a GE Company, LLC (and its subsidiaries and affiliates) are sold to MUFG Union Bank, N.A. by DYNAenergetics US, as amended, restated, supplemented or otherwise modified from time to time. “Multiemployer Plan” means a Pension Plan that is subject to the requirements of Subtitle E of Title IV of ERISA. “Non-Consenting Lender” means that term as defined in Section 11.3(c) hereof. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. 33

“Note” means a Revolving Credit Note, a Swing Line Note or, a Term Note or a DDTL Note, or any other promissory note delivered pursuant to this Agreement. “Notice of Loan” means a Notice of Loan in the form of the attached Exhibit D. “Obligations” means, collectively, (a) all Indebtedness and other obligations now owing or hereafter incurred by one or more Borrowers to the Administrative Agent, any Swing Line Lender, any Issuing Lender, or any Lender pursuant to this Agreement and the other Loan Documents, and includes the principal of and interest on all Loans, and all obligations of the Borrowers or any other Credit Party pursuant to Letters of Credit; (b) each extension, renewal, consolidation or refinancing of any of the foregoing, in whole or in part; (c) the commitment and other fees, and any prepayment fees, payable pursuant to this Agreement or any other Loan Document; (d) all fees and charges owing by any Company in connection with Letters of Credit; (e) every other liability, now or hereafter owing to the Administrative Agent or any Lender by any Company pursuant to this Agreement or any other Loan Document; and (f) all Related Expenses. “Operating Leases” means all real or personal property leases under which any Company is bound or obligated as a lessee or sublessee and which, under GAAP, are not required to be capitalized on a balance sheet of such Company; provided that Operating Leases shall not include any such lease under which any Company is also bound as the lessor or sublessor. “Organizational Documents” means, with respect to any Person (other than an individual), such Person’s Articles (Certificate) of Incorporation, operating agreement or equivalent formation documents, and Regulations (Bylaws), or equivalent governing documents, and any amendments to any of the foregoing. “Original Credit Agreement” means that term as defined in the first Whereas clause on the first page of this Agreement. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit or any Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made hereunder or under any other Loan Document, or from the execution, delivery, performance, or enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.6 or 11.3(c) hereof). 34

“Overall Commitment Percentage” means, for any Lender, the percentage determined by dividing (a) the sum, based upon such Lender’s Applicable Commitment Percentages, of (i) the principal outstanding on the Term Loan, (ii) the aggregate principal amount of RevolvingDDTL Loans outstanding, (iii) the aggregate principal amount of Revolving Loans outstanding, (iv) the Swing Line Exposure, and (ivv) the Letter of Credit Exposure; by (b) the sum of (i) the aggregate principal amount of all Loans outstanding, plus (ii) the Letter of Credit Exposure. “Participant” means that term as defined in Section 11.9(d) hereof. “Participant Register” means that term as defined in Section 11.9(d) hereof. “Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001, as amended from time to time. “Payment Recipient” means that term as defined in Section 10.18(a) hereof. “PBGC” means the Pension Benefit Guaranty Corporation, and its successor. “Pension Plan” means an ERISA Plan that is a “pension plan” (within the meaning of ERISA Section 3(2)). “Person” means any individual, sole proprietorship, partnership, joint venture, unincorporated organization, corporation, limited liability company, unlimited liability company, institution, trust, estate, Governmental Authority or any other entity. “Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system selected by the Administrative Agent. “Pledge Agreement” means each of the Pledge Agreements, relating to the Pledged Securities, executed and delivered by a Borrower or a Guarantor of Payment, as applicable, in favor of the Administrative Agent, for the benefit of the Lenders, as any of the foregoing may from time to time be amended, restated or otherwise modified. “Pledged Notes” means the promissory notes payable to a Domestic Credit Party, as described on Schedule 7.4 hereto, and any additional or future promissory notes that may hereafter from time to time be payable to one or more Domestic Credit Parties; provided that Schedule 7.4 shall not include, and the delivery requirements of Section 7.4 hereof shall not apply to, any such promissory note the original principal amount of which is less than Two Hundred Fifty Thousand Dollars ($250,000) so long as the aggregate principal amount of all promissory notes below such threshold amount does not exceed One Million Dollars ($1,000,000). “Pledged Securities” means all of the shares of capital stock or other equity interests of a direct Subsidiary of a Credit Party, whether now owned or hereafter acquired or created, and all proceeds thereof; provided that Pledged Securities shall exclude (a) shares of capital stock or 35 other equity interests of any Foreign Subsidiary that is not a first-tier Foreign Subsidiary, and (b) shares of voting capital stock or other voting equity interests in any first-tier Foreign Subsidiary in excess of sixty-five percent (65%) of the total outstanding shares of voting capital stock or other voting equity interest of such first-tier Foreign Subsidiary. (Schedule 4 hereto lists, as of the Closing Date, all of the Pledged Securities.) “Preferred Stock” means the Series A Convertible Preferred Stock issued or to be issued by DMC Global to the Arcadia Minority Holders in connection with the Arcadia Acquisition. “Prime Rate” means the interest rate established from time to time by the Administrative Agent as the Administrative Agent’s prime rate, whether or not such rate shall be publicly announced; the Prime Rate may not be the lowest interest rate charged by the Administrative Agent for commercial or other extensions of credit. Each change in the Prime Rate shall be effective immediately from and after such change. “Proceeds” means (a) proceeds, as that term is defined in the U.C.C., and any other proceeds, and (b) whatever is received upon the sale, exchange, collection or other disposition of Collateral or proceeds, whether cash or non-cash. Cash proceeds include, without limitation, moneys, checks and Deposit Accounts. Proceeds include, without limitation, any Account arising when the right to payment is earned under a contract right, any insurance payable by reason of loss or damage to the Collateral, and any return or unearned premium upon any cancellation of insurance. Except as expressly authorized in this Agreement, the right of the Administrative Agent and the Lenders to Proceeds specifically set forth herein, or indicated in any financing statement, shall never constitute an express or implied authorization on the part of the Administrative Agent or any Lender to a Company’s sale, exchange, collection or other disposition of any or all of the collateral securing the Secured Obligations. “Recipient” means, as applicable (a) the Administrative Agent, (b) any Lender, or (c) any Issuing Lender. “Reference Time” with respect to any setting of the then-current Benchmark means (a) if such Benchmark is the Adjusted Daily Simple SOFR Rate, then four (4) SOFR Business Days prior to (i) if the date of such setting is a SOFR Business Day, such date or (ii) if the date of such setting is not a SOFR Business Day, the SOFR Business Day immediately preceding such date and (b) if such Benchmark is not the Adjusted Daily Simple SOFR Rate, 6:00 a.m. (Eastern Time), on the day that is two SOFR Business Days preceding the date of such setting. “Register” means that term as described in Section 11.9(c) hereof. “Regularly Scheduled Payment Date” means the last day of each March, June, September and December of each year. “Related Expenses” means any and all costs, liabilities and expenses (including, without limitation, losses, damages, penalties, claims, actions, reasonable attorneys’ fees, legal expenses, judgments, suits and disbursements) (a) incurred by the Administrative Agent, or imposed upon or asserted against the Administrative Agent or any Lender, in any attempt by the Administrative 36

Agent and the Lenders to (i) obtain, preserve, perfect or enforce any Loan Document or any security interest evidenced by any Loan Document; (ii) obtain payment, performance or observance of any and all of the Secured Obligations; or (iii) maintain, insure, audit, collect, preserve, repossess or dispose of any of the collateral securing the Secured Obligations or any part thereof, including, without limitation, costs and expenses for appraisals, assessments and audits of any Company or any such collateral; or (b) incidental or related to subpart (a) above, including, without limitation, interest thereupon from the date incurred, imposed or asserted until paid at the Default Rate. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Related Writing” means each Loan Document and any other assignment, mortgage, security agreement, guaranty agreement or subordination agreement executed and delivered by any Credit Party, or any of its officers, to the Administrative Agent or the Lenders pursuant to or otherwise in connection with this Agreement; provided that no Bank Product Agreement or Hedge Agreement shall constitute a Related Writing hereunder. “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “Reportable Event” means a “reportable event” as that term is defined in ERISA Title IV, Section 4043(c). “Required Lenders” means the holders, based upon each Lender’s Applicable Commitment Percentages, of at least fifty-one percent (51%) of an amount (the “Total Amount”) equal to the sum of: (a) (i) during the Commitment Period applicable to the Revolving Credit Commitment, the Maximum Revolving Amount, or (ii) after the Commitment Period applicable to the Revolving Credit Commitment, the Revolving Credit Exposure; (b) the principal outstanding on the Term Loan; and (c) (i) during the Commitment Period applicable to the DDTL Draw Commitment, the DDTL Maximum Draw Amount, or (ii) after the Commitment Period applicable to the DDTL Draw Commitment, the principal outstanding on the DDTL Loans; and (cd) the principal outstanding on the Additional Term Loan Facility; provided that (A) the portion of the Total Amount held or deemed to be held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders, and (B) if 37 there shall be two or more unaffiliated Lenders (that are not Defaulting Lenders), Required Lenders shall constitute at least two unaffiliated Lenders (that are not Defaulting Lenders). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Payment” means, with respect to any Company, (a) any Capital Distribution, (b) any amount paid by such Company in repayment, redemption, retirement or repurchase, directly or indirectly, of any Subordinated Indebtedness, (c) any amount paid by such Company in respect of any management, consulting or other similar arrangement with any equity holder (other than a Company) of a Company or an Affiliate of a Company, or (d) any cash purchase of Arcadia equity interests pursuant to any put or call option granted in connection with the Arcadia AcquisitionArcadia Equity Repurchase paid in cash. “Revolving Credit Commitment” means the obligation hereunder, during the applicable Commitment Period, of (a) the Revolving Lenders (and each Revolving Lender) to make Revolving Loans, (b) the Issuing Lenders to issue and each Revolving Lender to participate in, Letters of Credit pursuant to the Letter of Credit Commitment, and (c) the Swing Line Lenders to make, and each Revolving Lender to participate in, Swing Loans pursuant to the Swing Line Commitment; up to an aggregate principal amount outstanding at any time equal to the Maximum Revolving Amount. “Revolving Credit Exposure” means, at any time, the sum of (a) the aggregate principal amount of all Revolving Loans outstanding, (b) the Swing Line Exposure, and (c) the Letter of Credit Exposure. “Revolving Credit Note” means a Revolving Credit Note, in the form of the attached Exhibit A, executed and delivered pursuant to Section 2.5(a) hereof. “Revolving Lender” means a Lender with a percentage of the Revolving Credit Commitment as set forth on Schedule 1 hereto, or that acquires a percentage of the Revolving Credit Commitment pursuant to Section 2.10(b) or 11.9 hereof. “Revolving Loan” means a loan made to the Borrowers by the Revolving Lenders in accordance with Section 2.2(a) hereof. “Sanctions” means any sanctions administered or enforced from time to time by (a) the U.S. government, including those administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or HerHis Majesty’s Treasury of the United Kingdom, or other relevant sanctions authorities. “Schlumberger Factoring Agreement” means that certain Supplier Agreement between Citibank Europe plc and DYNAenergetics US, whereby accounts receivable arising out of contracts or orders from Schlumberger Technology Corporation (and its subsidiaries and 38 affiliates) are sold to Citibank Europe plc by DYNAenergetics US, as amended, restated, supplemented or otherwise modified from time to time. “Secured Obligations” means, collectively, (a) the Obligations, (b) all obligations and liabilities of the Companies owing to a Lender (or an entity that is an Affiliate of a then existing Lender) under Hedge Agreements, and (c) the Bank Product Obligations owing to a Lender (or an entity that is an Affiliate of a then existing Lender) under Bank Product Agreements; provided that Secured Obligations of a Credit Party shall not include Excluded Swap Obligations owing from such Credit Party. “Securities Account” means a securities account, as that term is defined in the U.C.C. “Securities Account Control Agreement” means each Securities Account Control Agreement (or similar agreement with respect to a Securities Account) among a Domestic Credit Party, the Administrative Agent and a Securities Intermediary, to be in form and substance satisfactory to the Administrative Agent in its reasonable discretion, as the same may from time to time be amended, restated or otherwise modified. “Securities Intermediary” means a clearing corporation or a Person, including, without limitation, a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity. “Security Agreement” means each Security Agreement, executed and delivered by a Domestic Guarantor of Payment in favor of the Administrative Agent, for the benefit of the Lenders, and any other Security Agreement executed on or after the Closing Date, as the same may from time to time be amended, restated or otherwise modified. “Security Agreement Joinder” means each Security Agreement Joinder, executed and delivered by a Domestic Guarantor of Payment for the purpose of adding such Domestic Guarantor of Payment as a party to a previously executed Security Agreement. “Security Document” means each Security Agreement, each Security Agreement Joinder, each Pledge Agreement, each Intellectual Property Security Agreement, each Collateral Access Agreement, each Control Agreement, each U.C.C. Financing Statement or similar filing as to a jurisdiction located outside of the United States filed in connection herewith or perfecting any interest created in any of the foregoing documents, and any other document pursuant to which any Lien is granted by a Company or any other Person to the Administrative Agent, for the benefit of the Lenders, as security for the Secured Obligations, or any part thereof, as any of the foregoing may from time to time be amended, restated or otherwise modified or replaced. “SOFR” or “SOFR Rate” means, with respect to any SOFR Business Day, a rate per annum equal to the secured overnight financing rate for such SOFR Business Day. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). 39

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Loan” means any Term SOFR Loan and Daily Simple SOFR Loan. “SOFR Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Specific Commitment” means the Revolving Credit Commitment or, the Term Loan Commitment, or each DDTL Commitment. “Standard & Poor’s” means S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto. “Subordinated Indebtedness” means Indebtedness that shall have been subordinated (by written terms or written agreement being, in either case, in form and substance satisfactory to the Administrative Agent in its reasonable discretion) in favor of the prior payment in full of the Obligations (other than contingent indemnification obligations as to which no claim has been asserted). “Subsidiary” means (a) a corporation more than fifty percent (50%) of the Voting Power of which is owned, directly or indirectly, by a Borrower or by one or more other subsidiaries of such Borrower or by such Borrower and one or more subsidiaries of such Borrower, (b) a partnership, limited liability company or unlimited liability company of which a Borrower, one or more other subsidiaries of such Borrower or such Borrower and one or more subsidiaries of such Borrower, directly or indirectly, is a general partner or managing member, as the case may be, or otherwise has an ownership interest greater than fifty percent (50%) of all of the ownership interests in such partnership, limited liability company or unlimited liability company, or (c) any other Person (other than a corporation, partnership, limited liability company or unlimited liability company) in which a Borrower, one or more other subsidiaries of such Borrower or such Borrower and one or more subsidiaries of such Borrower, directly or indirectly, has at least a majority interest in the Voting Power or the power to elect or direct the election of a majority of directors or other governing body of such Person. Unless otherwise specified, references to Subsidiary shall mean a Subsidiary of DMC Global. “Subsidiary Borrower” means a Borrower other than DMC Global. “Swap Obligations” means, with respect to any Company, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. 40

“Swing Line Commitment” means the commitment of the Swing Line Lender to make Swing Loans to the Borrowers, on a discretionary basis, up to the aggregate amount at any time outstanding of SevenTen Million Five Hundred Thousand Dollars ($7,500,00010,000,000). “Swing Line Exposure” means, at any time, the aggregate principal amount of all Swing Loans outstanding. “Swing Line Lender” means KeyBank. “Swing Line Note” means the Swing Line Note, in the form of the attached Exhibit B, executed and delivered pursuant to Section 2.5(c) hereof. “Swing Loan” means a loan that shall be denominated in Dollars made to the Borrowers by the Swing Line Lender under the Swing Line Commitment, in accordance with Section 2.2(c) hereof. “Swing Loan Maturity Date” means, with respect to any Swing Loan, the earlier of (a) fifteen (15) days after the date such Swing Loan is made, or (b) the last day of the Commitment Period applicable to the Revolving Credit Commitment. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Lender” means a Lender with a percentage of the Term Loan Commitment as set forth on Schedule 1 hereto, or that acquires a percentage of the Term Loan Commitment pursuant to Section 2.10(b) or 11.9 hereof. “Term Loan” means the loan made to the Borrowers by the Term Lenders in accordance with Section 2.3(c) hereof (as such amount may be increased pursuant to Section 2.10(b) hereof). “Term Loan Commitment” means the obligation hereunder of the Term Lenders to make the Term Loan on the First Amendment Effective Date in the original principal amount of One Hundred Fifty Million Dollars ($150,000,00050,000,000), with each Term Lender’s obligation to participate therein being in the amount set forth opposite such Term Lender’s name in the column headed “Term Loan Commitment Amount” as set forth on Schedule 1 hereto, subject to assignments of interests pursuant to Section 11.9 hereof. “Term Loan Maturity Date” means December 23, 2026February 6, 2029. “Term Note” means a Term Note, in the form of the attached Exhibit C executed and delivered pursuant to Section 2.5(c) hereof. “Term SOFR Rate” means that term as defined in Adjusted Term SOFR Rate. 41

“Term SOFR Administrator” means CBA (or a successor administrator of the forward-looking secured overnight financing rate). “Term SOFR Loan” means a Revolving Loan made to the Borrowers described in Section 2.2(a) hereof, or a portion of a Term Loan described in Section 2.3 hereof, a DDTL Draw Loan described in Section 2.3A(a) hereof or the DDTL Term Loan described in Section 2.3A(b) hereof, in each case that shall on which the Borrowers shall pay interest at the Derived Term SOFR Rate. “Total Commitment Amount” means the principal amount of TwoThree Hundred Million Dollars ($200,000,000300,000,000), as such amount may be increased pursuant to Section 2.10(b) hereof, or decreased pursuant to Section 2.10(a) hereof. “Trade Date” means that term as defined in Section 11.9(b)(i)(B) hereof. “U.C.C.” means the Uniform Commercial Code, as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “U.C.C.” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. “U.C.C. Financing Statement” means a financing statement filed or to be filed in accordance with the Uniform Commercial Code, as in effect from time to time, in the relevant state or states. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” means that term as defined in Section 3.2(e) hereof. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. “United States” means the United States of America. 42

“Voting Power” means, with respect to any Person, the exclusive ability to control, through the ownership of shares of capital stock, partnership interests, membership interests or otherwise, the election of members of the board of directors or other similar governing body of such Person. The holding of a designated percentage of Voting Power of a Person means the ownership of shares of capital stock, partnership interests, membership interests or other interests of such Person sufficient to control exclusively the election of that percentage of the members of the board of directors or similar governing body of such Person. “Waterfall” means that term as defined in Section 9.8(b) hereof. “Welfare Plan” means an ERISA Plan that is a “welfare plan” within the meaning of ERISA Section 3(l). “Wholly-Owned Subsidiary” means any Person, the equity interests of which are one hundred percent (100%) owned (other than, with respect to the ownership of equity interests of Foreign Subsidiaries, such equity interests as are necessary to qualify directors where required by applicable Law or to satisfy other requirements of applicable Law) are at the time owned by DMC Global, directly, or indirectly through other Persons one hundred percent (100%) of whose equity interests are at the time owned, directly or indirectly, by DMC Global. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.2. Accounting Terms. (a) Any accounting term not specifically defined in this Article I shall have the meaning ascribed thereto by GAAP. (b) If any change in the rules, regulations, pronouncements, opinions or other requirements of the Financial Accounting Standards Board (or any successor thereto or agency with similar function) is made with respect to GAAP, or if DMC Global adopts the International Financial Reporting Standards, and such change or adoption results in a change in the calculation of any component (or components in the aggregate) of the financial covenants set forth in Section 5.7 hereof or the related financial definitions, at the option of the Administrative Agent, the Required Lenders or the Administrative Borrower, the parties hereto will enter into good faith negotiations to amend such financial covenants and financial definitions in such manner as the parties shall agree, each acting reasonably, in order to reflect fairly such change or adoption so that the criteria for evaluating the financial condition of the Borrowers shall be the same in 43 commercial effect after, as well as before, such change or adoption is made (in which case the method and calculating such financial covenants and definitions hereunder shall be determined in the manner so agreed); provided that, until so amended, such calculations shall continue to be computed in accordance with GAAP as in effect prior to such change or adoption. Section 1.3. Terms Generally. The foregoing definitions shall be applicable to the singular and plural forms of the foregoing defined terms. Unless otherwise defined in this Article I, terms that are defined in the U.C.C. are used herein as so defined. Section 1.4. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time. Section 1.5. Confirmation of Recitals. The Borrowers, the Administrative Agent and the Lenders hereby confirm the statements set forth in the recitals of this Agreement and agree that this Agreement amends and restates in its entirety the Original Credit Agreement as set forth in the recitals of this Agreement. Section 1.6. Rates. The interest rate on Loans denominated in Dollars may be determined by reference to a benchmark rate that is, or may in the future become, the subject of regulatory reform or cessation. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the administration of, submission of, calculation of or any other matter related to the Adjusted Term SOFR Rate, the Adjusted Daily Simple SOFR Rate, any component definition thereof or rates referenced in the definition thereof or any alternative, comparable or successor rate thereto (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, comparable or successor rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Adjusted Term SOFR Rate, the Adjusted Daily Simple SOFR Rate or any other Benchmark, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. ARTICLE II. AMOUNT AND TERMS OF CREDIT Section 2.1. Amount and Nature of Credit. (a) Subject to the terms and conditions of this Agreement, the Lenders, during the applicable Commitment PeriodPeriods and to the extent hereinafter provided, shall make Loans to the Borrowers, participate in Swing Loans made by the Swing Line Lenders to the Borrowers, and issue or participate in Letters of Credit at the request of the Borrowers, in such aggregate amount as the Borrowers shall request pursuant to the Commitment; provided that in no event 44 shall the aggregate principal amount of all Loans and Letters of Credit outstanding under this Agreement be in excess of the Total Commitment Amount. (b) Each Lender, for itself and not one for any other, agrees to make Loans, participate in Swing Loans, and issue or participate in Letters of Credit, during the applicable Commitment Period, on such basis that, immediately after the completion of any borrowing by the Borrowers or the issuance of a Letter of Credit: (i) the aggregate outstanding principal amount of Loans made by such Lender (other than Swing Loans made by a Swing Line Lender), when combined with such Lender’s pro rata share, if any, of the Letter of Credit Exposure and the Swing Line Exposure, shall not be in excess of the Maximum Amount for such Lender; and (ii) with respect to each Specific Commitment, the aggregate outstanding principal amount of Loans (other than Swing Loans) made by such Lender with respect to such Specific Commitment shall represent that percentage of the aggregate principal amount then outstanding on all Loans (other than Swing Loans) within such Specific Commitment that shall be such Lender’s Applicable Commitment Percentage. Within such Specific Commitment, each borrowing (other than Swing Loans which shall be risk participated on a pro rata basis) from the Lenders shall be made pro rata according to the respective Applicable Commitment Percentages of the Lenders. (c) The Loans may be made as Revolving Loans as described in Section 2.2(a) hereof, as the Term Loan as described in Section 2.3 hereof, and as Swing Loans as described in Section 2.2(c) hereof, as DDTL Draw Loans as described in Section 2.3A(a) hereof and as the DDTL Term Loan as described in Section 2.3A(b) hereof and Letters of Credit may be issued in accordance with Section 2.2(b) hereof. Section 2.2. Revolving Credit Commitment. (a) Revolving Loans. Subject to the terms and conditions of this Agreement, during the Commitment Period, the applicable to the Revolving Credit Commitment, the Revolving Lenders shall make a Revolving Loan or Revolving Loans to a Borrower in such amount or amounts as the Administrative Borrower, through an Authorized Officer, may from time to time request, but not exceeding in aggregate principal amount at any time outstanding hereunder the Revolving Credit Commitment, when such Revolving Loans are combined with the Letter of Credit Exposure and the Swing Line Exposure. The Borrowers shall have the option, subject to the terms and conditions set forth herein, to borrow Revolving Loans maturing on the last day of the applicable Commitment Period, by means of any combination of Base Rate Loans or SOFR Loans. Subject to the provisions of this Agreement, the Borrowers shall be entitled to borrow Revolving Loans, repay the same in whole or in part and re-borrow Revolving Loans hereunder at any time and from time to time during the Commitment Period applicable to the Revolving Credit Commitment. The aggregate outstanding amount of all Revolving Loans shall be payable in full on the last day of the applicable Commitment Period. 45

(b) Letters of Credit. (i) Letters of Credit. Subject to the terms and conditions of this Agreement, during the Commitment Period, the US applicable to the Revolving Credit Commitment, the Issuing Lender shall, in its own name, on behalf of the Revolving Lenders, issue such Letters of Credit for the account of a Borrower or a Domestic Guarantor of Payment, as the Administrative Borrower may from time to time request. The Administrative Borrower shall not request any Letter of Credit (and the Issuing Lender shall not be obligated to issue any Letter of Credit) if, after giving effect thereto, (A) the Letter of Credit Exposure would exceed the Letter of Credit Commitment, or (B) the Revolving Credit Exposure would exceed the Revolving Credit Commitment. The issuance of each Letter of Credit shall confer upon each Revolving Lender the benefits and liabilities of a participation consisting of an undivided pro rata interest in the Letter of Credit to the extent of such Revolving Lender’s Applicable Commitment Percentage. (ii) Request for Letter of Credit. To request a Letter of Credit, a Borrower, through an Authorized Officer, shall (in all cases) deliver to the Administrative Agent (and to the applicable Issuing Lender, if such Issuing Lender is a Lender other than the applicable Agent) a Letter of Credit Request not later than 11:00 A.M. (Eastern time) three Business Days prior to the date of the proposed issuance of the Letter of Credit. Prior to the issuance of such Letter of Credit, the Administrative Borrower, and any Borrower or Guarantor of Payment for whose account the Letter of Credit is to be issued, shall execute and deliver to the Issuing Lender issuing such Letter of Credit an appropriate application and agreement, being in the standard form of such Issuing Lender for such letters of credit, as amended to conform to the provisions of this Agreement if required by the Administrative Agent. The applicable Agent shall give the applicable Issuing Lender and each Revolving Lender notice of each such request for a Letter of Credit. (iii) Commercial Documentary Letters of Credit Fees. With respect to each Letter of Credit that shall be a commercial documentary letter of credit and the drafts thereunder, whether issued for the account of a Borrower or a Guarantor of Payment, the Borrower or Guarantor of Payment for whose account such Letter of Credit is to be issued, agree to (A) pay to the applicable Agent, for the pro rata benefit of the Revolving Lenders, a non-refundable commission based upon the face amount of such Letter of Credit, which shall be paid quarterly in arrears, on each Regularly Scheduled Payment Date, in an amount equal to the aggregate sum of the Letter of Credit Fee for such Letter of Credit for each day of such quarter; (B) pay to the Administrative Agent, for the sole benefit of the Issuing Lender issuing such Letter of Credit, an additional Letter of Credit fee, which shall be paid on the date that such Letter of Credit is issued, amended or renewed, at the rate of one-eighth percent (1/8%) of the face amount of such Letter of Credit; and (C) pay to the Issuing Lender issuing such Letter of Credit, such other issuance, amendment, renewal, negotiation, draw, acceptance, telex, courier, postage and similar transactional fees as are customarily charged by such Issuing Lender in respect of the issuance and administration of similar letters of credit under its fee schedule as in effect from time to time. 46

(iv) Standby Letters of Credit Fees. With respect to each Letter of Credit that shall be a standby letter of credit and the drafts thereunder, if any, whether issued for the account of a Borrower or a Guarantor of Payment for whose account such Letter of Credit is to be issued agree to (A) pay to the applicable Agent, for the pro rata benefit of the Revolving Lenders, a non-refundable commission based upon the face amount of such Letter of Credit, which shall be paid quarterly in arrears, on each Regularly Scheduled Payment Date, in an amount equal to the aggregate sum of the Letter of Credit Fee for such Letter of Credit for each day of such quarter; (B) pay to the Administrative Agent, for the sole benefit of the Issuing Lender issuing such Letter of Credit, an additional Letter of Credit fee, which shall be paid on each date that such Letter of Credit is issued, amended or renewed at the rate of one-eighth percent (1/8%) of the face amount of such Letter of Credit; and (C) pay to the Issuing Lender issuing such Letter of Credit, such other issuance, amendment, renewal, negotiation, draw, acceptance, telex, courier, postage and similar transactional fees as are customarily charged by such Issuing Lender in respect of the issuance and administration of similar letters of credit under its fee schedule as in effect from time to time. (v) Refunding of Letters of Credit with Revolving Loans. Whenever a Letter of Credit shall be drawn, the applicable Borrowers shall immediately reimburse the Issuing Lender that issued such Letter of Credit for the amount drawn. In the event that the amount drawn shall not have been reimbursed by the Borrowers within one Business Day of the drawing of such Letter of Credit, at the sole option of the Administrative Agent (and the applicable Issuing Lender, if such Issuing Lender is a Lender other than the applicable Agent), with respect to the Letters of Credit, the Borrowers shall be deemed to have requested a Revolving Loan that is a Base Rate Loan. Such Revolving Loan shall be (1) subject to the provisions of Sections 2.2(a) and 2.6 hereof (other than the requirement set forth in Section 2.6(d) hereof), in the amount drawn, and (2) evidenced by the Revolving Credit Notes (or, if a Lender has not requested a Revolving Credit Note, by the records of the Administrative Agent and such Lender). Each Revolving Lender agrees to make a Revolving Loan on the date of such notice, subject to no conditions precedent whatsoever. Each Revolving Lender acknowledges and agrees that its obligation to make a Revolving Loan pursuant to Section 2.2(a) hereof when required by this Section 2.2(b)(v) shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the occurrence and continuance of a Default or Event of Default, and that its payment to the Administrative Agent, for the account of the Issuing Lender that issued such Letter of Credit, of the proceeds of such Revolving Loan shall be made without any offset, abatement, recoupment, counterclaim, withholding or reduction whatsoever and whether or not the Revolving Credit Commitment shall have been reduced or terminated. The Borrowers irrevocably authorize and instruct the Administrative Agent to apply the proceeds of any borrowing pursuant to this Section 2.2(b)(v) to reimburse, in full (other than such Issuing Lender’s pro rata share of such borrowing), such Issuing Lender for the amount drawn on such Letter of Credit. Each Revolving Lender is hereby authorized to record on its records relating to its Revolving Credit Note (or, if such Revolving Lender has not requested a Revolving Credit Note, its records relating to Revolving Loans) such 47

Revolving Lender’s pro rata share of the amounts paid and not reimbursed on the Letters of Credit. (vi) Participation in Letters of Credit. If, for any reason, the Administrative Agent (and the applicable Issuing Lender if the Issuing Lender is a Lender other than the Administrative Agent) shall be unable to or, in the opinion of the Administrative Agent and the applicable issuing Lender (if the Issuing Lender is a Lender other than the applicable Agent) it shall be impracticable to, convert any amount drawn under a Letter of Credit to a Revolving Loan pursuant to the preceding subsection, the Administrative Agent and the applicable issuing Lender (if the Issuing Lender is a Lender other than the applicable Agent) shall have the right to request that each Revolving Lender fund a participation in the amount due with respect to such Letter of Credit, and the Administrative Agent shall promptly notify each Revolving Lender thereof (by facsimile or email, in each case confirmed by telephone, or by telephone confirmed in writing). Upon such notice, but without further action, the applicable Issuing Lender hereby agrees to grant to each Revolving Lender, and each Revolving Lender hereby agrees to acquire from such Issuing Lender, an undivided participation interest in the amount due with respect to such Letter of Credit in an amount equal to such Revolving Lender’s Applicable Commitment Percentage of the principal amount due with respect to such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of such Issuing Lender, such Revolving Lender’s ratable share of the amount due with respect to such Letter of Credit (determined in accordance with such Revolving Lender’s Applicable Commitment Percentage). Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in the amount due under any Letter of Credit that is drawn but not reimbursed by the Borrowers pursuant to this Section 2.2(b)(vi) shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the occurrence and continuance of a Default or Event of Default, and that each such payment shall be made without any offset, abatement, recoupment, counterclaim, withholding or reduction whatsoever and whether or not the Revolving Credit Commitment shall have been reduced or terminated. Each Revolving Lender shall comply with its obligation under this Section 2.2(b)(vi) by wire transfer of immediately available funds, in the same manner as provided in Section 2.6 hereof with respect to Revolving Loans. Each Revolving Lender is hereby authorized to record on its records such Revolving Lender’s pro rata share of the amounts paid and not reimbursed on the Letters of Credit. Each Issuing Lender hereby agrees to promptly provide the Administrative Agent with all information requested by the Administrative Agent with respect to a Letter of Credit issued by such Issuing Lender. (c) Swing Loans. (i) Swing Loans. Subject to the terms and conditions of this Agreement, during the Commitment Period applicable to the Revolving Credit Commitment, the Swing Line Lender shall make a Swing Loan or Swing Loans to the Borrowers in such amount or amounts as the Administrative Borrower, through an Authorized Officer, may 48 from time to time request and to which the Swing Line Lender may agree; provided that the Administrative Borrower shall not request any Swing Loan if, after giving effect thereto, (A) the Revolving Credit Exposure would exceed the Revolving Credit Commitment, or (B) the Swing Line Exposure would exceed the Swing Line Commitment. Each Swing Loan shall be due and payable on the Swing Loan Maturity Date applicable thereto. Each Swing Loan shall be made in Dollars. (ii) Refunding of Swing Loans. If the applicable Swing Line Lender so elects, by giving notice to the Administrative Borrower, the Administrative Agent and the Revolving Lenders, the Borrowers agree that the Administrative Agent shall have the right, in its sole discretion, and the applicable Swing Line Lender (if such Swing Line Lender is a Lender other than the applicable Agent), to require that the then outstanding Swing Loans be refinanced as one or more Revolving Loans. For clarification, the Administrative Borrower shall also have the ability to request that outstanding Swing Loans be refinanced as one or more Revolving Loans. Such Revolving Loan shall be, unless otherwise requested by and available to the applicable Borrowers hereunder, a Base Rate Loan. Upon receipt of such notice by the Administrative Borrower and the Revolving Lenders, the applicable Borrowers shall be deemed, on such day, to have requested a Revolving Loan in the principal amount of such Swing Loan in accordance with Sections 2.2(a) and 2.6 hereof (other than the requirement set forth in Section 2.6(d) hereof). Such Revolving Loan shall be evidenced by the applicable Revolving Credit Notes (or, if a Revolving Lender has not requested the applicable Revolving Credit Note, by the records of the Administrative Agent and such Revolving Lender). Each Revolving Lender agrees to make a Revolving Loan on the date of such notice, subject to no conditions precedent whatsoever. Each Revolving Lender acknowledges and agrees that such Revolving Lender’s obligation to make a Revolving Loan pursuant to Section 2.2(a) hereof when required by this Section 2.2(c)(ii) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the occurrence and continuance of a Default or Event of Default, and that its payment to the applicable Agent, for the account of the Swing Line Lender that made such Swing Loan, of the proceeds of such Revolving Loan shall be made without any offset, abatement, recoupment, counterclaim, withholding or reduction whatsoever and whether or not the Revolving Credit Commitment shall have been reduced or terminated. The Borrowers irrevocably authorize and instruct the applicable Agent to apply the proceeds of any borrowing pursuant to this Section 2.2(c)(ii) to repay in full such Swing Loan. Each Revolving Lender is hereby authorized to record on its records relating to its applicable Revolving Credit Note (or, if such Revolving Lender has not requested the applicable Revolving Credit Note, its records relating to Revolving Loans) such Revolving Lender’s pro rata share of the amounts paid to refund such Swing Loan. (iii) Participation in Swing Loans. If, for any reason, any Swing Line Lender is unable to, or, in the opinion of the Administrative Agent, in consultation with the applicable Swing Line Lender (if such Swing Line Lender is a Lender other than the applicable Agent), it is impracticable to, convert any Swing Loan to a Revolving Loan pursuant to the preceding Section 2.2(c)(ii), then on any day that a Swing Loan is outstanding (whether before or after the maturity thereof), the Administrative Agent, in 49

50 $625,000 $625,000 December 31 $625,000 $625,000 2026 Year $625,000 2024 $937,500 $937,500 n/a $937,500 March 31 2027 $625,000 $937,500 consultation with the applicable Swing Line Lender (if such Swing Line Lender is a Lender other than the applicable Agent) shall have the right to request that each Revolving Lender fund a participation in such Swing Loan, and the Administrative Agent shall promptly notify each Revolving Lender thereof (by facsimile or electronic communication, in each case confirmed by telephone, or by telephone confirmed in writing). Upon such notice, but without further action, the Swing Line Lender that made such Swing Loan hereby agrees to grant to each Revolving Lender, and each Revolving Lender hereby agrees to acquire from such Swing Line Lender, an undivided participation interest in the right to share in the payment of such Swing Loan in an amount equal to such Revolving Lender’s Applicable Commitment Percentage of the principal amount of such Swing Loan. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the applicable Agent, for the benefit of the Swing Line Lender that made such Swing Loan, such Revolving Lender’s ratable share of such Swing Loan (determined in accordance with such Revolving Lender’s Applicable Commitment Percentage). Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swing Loans pursuant to this Section 2.2(c)(iii) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, recoupment, counterclaim, withholding or reduction whatsoever, and whether or not the Revolving Credit Commitment shall have been reduced or terminated. Each Revolving Lender shall comply with its obligation under this Section 2.2(c)(iii) by wire transfer of immediately available funds, in the same manner as provided in Section 2.6 hereof with respect to the applicable Revolving Loans to be made by such Revolving Lender. Section 2.3. Term Loan Commitment. Subject to the terms and conditions of this Agreement, (a) certain Term Lenders made a term loan to certain Borrowers on the Closing Date in the original principal amount of One Hundred-Fifty Million Dollars ($150,000,000) (the “Original Term Loan”), (b) on the First Amendment Effective Date, the Borrowers are prepaying the Original Term Loan in full (without payment of any breakage costs or other prepayment penalty or premium), and (c) on the First Amendment Effective Date, the Term Lenders shall make the Term Loan to the Borrowers on the Closing Date, in the amount of the Term Loan Commitment. The Term Loan shall be payable in consecutive quarterly installments of Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000), in the amounts set forth in the table below, commencing March 31June 30, 20222024, and continuing on each Regularly Scheduled Payment Date thereafter, with the balance thereof payable in full on the Term Loan Maturity Date. $937,500 $625,000 $937,500 June 30 $937,500 $625,000 2028 $937,500 $1,250,000 $1,250,000 2025 $1,250,000 September 30

The Administrative Borrower shall notify the Administrative Agent, in accordance with the notice provisions of Section 2.6 hereof, whether the Term Loan will be a Base Rate Loan or a SOFR Loan. Once the Term Loan is made, any portion of the Term Loan repaid may not be re-borrowed. The Term Loan Commitment shall terminate on the date that the Term Loan is made.

Section 2.3A. DDTL Loan Commitment.

(a) DDTL Draw Loans. Subject to the terms and conditions of this Agreement, during the Commitment Period applicable to the DDTL Draw Commitment but on no more than three (3) separate occasions, the DDTL Lenders shall make a DDTL Draw Loan or DDTL Draw Loans to the Borrowers on the applicable DDTL Draw Loan Funding Date in such amount or amounts as the Administrative Borrower, through an Authorized Officer, may from time to time request, but in the aggregate principal amount not exceeding at any time the DDTL Draw Commitment. The Borrower shall notify the Administrative Agent, in accordance with the notice provisions of Section 2.6 hereof, whether a DDTL Draw Loan will be a Base Rate Loan or a SOFR Loan. Once DDTL Draw Loans are made, such DDTL Draw Loans may not be repaid and re-borrowed. For clarification, amounts converted into a DDTL Term Loan pursuant to Section 2.3A(b) hereof may not be re-borrowed as additional DDTL Draw Loans.

(b) DDTL Term Loans. On each DDTL Conversion Date, all DDTL Draw Loans outstanding on such date shall be converted by the DDTL Lenders into the DDTL Term Loan. On the final DDTL Conversion Date, the DDTL Draw Commitment shall automatically terminate, and, on and after such date, DDTL Draw Loans shall no longer be available. The DDTL Term Loan shall be payable in consecutive quarterly principal installments in an amount equal to the original principal amount of the DDTL Term Loan multiplied by the applicable percentage set forth in the table below for the applicable period, commencing on the applicable DDTL Term Loan First Payment Date and continuing on each Regularly Scheduled Payment Date thereafter, with the balance thereof payable in full on the DDTL Term Loan Maturity Date; provided that, on each DDTL Conversion Date, all outstanding DDTL Loans shall be combined into the DDTL Term Loan subject to one payment per quarter thereon. Once a DDTL Term Loan is made, any portion of such DDTL Term Loan repaid may not be re-borrowed.

Year	March 31	June 30	September 30	December 31
2025		1.250%	1.250%	1.250%
2026	1.250%	1.875%	1.875%	1.875%
2027	1.875%	1.875%	1.875%	1.875%
2028	1.875%	2.500%	2.500%	2.500%

The Borrower shall notify the Administrative Agent, in accordance with the notice provisions of Section 2.6 hereof, whether the DDTL Term Loan will be a Base Rate Loan or a SOFR Loan. Once the DDTL Term Loan is made, any portion of the DDTL Term Loan repaid may not be re-borrowed. The DDTL Term Loan Commitment shall terminate when the final DDTL Term Loan is made.

51

Section 2.4. Interest. (a) Interest on Revolving Loans. The outstanding principal amount of each Revolving Loan shall bear interest at a fluctuating rate per annum that shall at all times be equal to (i) during such periods as such Revolving Loan is a Base Rate Loan, the Derived Base Rate, (ii) during such periods as such Revolving Loan is a Term SOFR Loan, the Derived Term SOFR Rate, and (iii) during such periods as such Revolving Loan is a Daily Simple SOFR Loan, the Derived Daily Simple SOFR Rate. (b) Swing Loans. The Borrowers shall pay interest to the Administrative Agent, for the sole benefit of the Swing Line Lender (and any Revolving Lender that shall have funded a participation in such Swing Loan), on the unpaid principal amount of each Swing Loan outstanding from time to time from the date thereof until paid at the Derived Base Rate from time to time in effect. Interest on each Swing Loan shall be payable on the Swing Loan Maturity Date applicable thereto. Each Swing Loan shall bear interest for a minimum of one day. (c) Interest on Term Loans. The outstanding principal amount of the Term Loan shall bear interest at a fluctuating rate per annum that shall at all times be equal to (i) during such periods as such Term Loan is a Base Rate Loan, the Derived Base Rate, (ii) during such periods as such Term Loan is a Term SOFR Loan, the Derived Term SOFR Rate, and (iii) during such periods as such Term Loan is a Daily Simple SOFR Loan, the Derived Daily Simple SOFR Rate. (d) Interest on DDTL Loans. The outstanding principal amount of each DDTL Loan shall bear interest at a fluctuating rate per annum that shall at all times be equal to (i) during such periods as the DDTL Loan is a Base Rate Loan, the Derived Base Rate, (ii) during such periods as the DDTL Loan is a Term SOFR Loan, the Derived Term SOFR Rate, and (iii) during such periods as the DDTL Loan is a Daily Simple SOFR Loan, the Derived Daily Simple SOFR Rate. (de) Default Rate. Anything herein to the contrary notwithstanding, if an Event of Default shall occur and be continuing, upon the election of the Administrative Agent or the Required Lenders and so long as such Event of Default is continuing (i) the principal of each Loan and the unpaid interest thereon shall bear interest, until paid, at the Default Rate, (ii) the fee for the aggregate undrawn amount of all issued and outstanding Letters of Credit shall be increased by two percent (2%) in excess of the rate otherwise applicable thereto, and (iii) in the case of any other amount not paid when due from the Borrowers hereunder or under any other Loan Document, such amount shall bear interest at the Default Rate; provided that, during an Event of Default under Section 8.1 or 8.11 hereof, the applicable Default Rate shall apply without any election or action on the part of the Administrative Agent or any Lender. 52

(ef) Limitation on Interest. In no event shall the rate of interest hereunder exceed the maximum rate allowable by law. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Administrative Borrower for distribution to the Borrowers, as appropriate. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (A) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (B) exclude voluntary prepayments and the effects thereof, and (C) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations. (fg) Accrual and Payment of Interest. The Borrowers shall pay interest on the unpaid principal amount of each Loan outstanding from time to time from the date thereof until paid: (i) in respect of each Base Rate Loan and SOFR Loan, on each Interest Payment Date and in the event of any conversion of any SOFR Loan prior to the end of the Interest Period therefor, accrued interest on such SOFR Loan shall be payable on the effective date of such conversion; and (ii) in respect of all Loans, at maturity (whether by acceleration or otherwise). Section 2.5. Evidence of Indebtedness. (a) Revolving Loans. Upon the request of a Revolving Lender, to evidence the obligation of each Borrower to repay the portion of the Revolving Loans made by such Revolving Lender and to pay interest thereon, the Borrowers shall execute a Revolving Credit Note, payable to the order of such Revolving Lender in the principal amount equal to its Applicable Commitment Percentage of the Revolving Credit Commitment, or, if less, the aggregate unpaid principal amount of Revolving Loans made by such Revolving Lender to such Borrower; provided that the failure of a Revolving Lender to request a Revolving Credit Note shall in no way detract from the Borrowers’ obligations to such Revolving Lender hereunder. (b) Swing Loans. Upon the request of the Swing Line Lender, to evidence the obligation of the Borrowers to repay the Swing Loans and to pay interest thereon, the Borrowers shall execute a Swing Line Note, payable to the order of the Swing Line Lender in the principal amount of the Swing Line Commitment, or, if less, the aggregate unpaid principal amount of Swing Loans made by the Swing Line Lender; provided that the failure of the Swing Line Lender to request a Swing Line Note shall in no way detract from the Borrowers’ obligations to the Swing Line Lender hereunder. (c) Term Loan. Upon the request of a Term Lender, to evidence the obligation of the Borrowers to repay the portion of the Term Loan made by such Term Lender and to pay interest thereon, the Borrowers shall execute a Term Note, payable to the order of such Term Lender in the principal amount of its Applicable Commitment Percentage of the Term Loan Commitment; provided that the failure of such Term Lender to request a Term Note shall in no way detract from the Borrowers’ obligations to such Term Lender hereunder. 53

(d) DDTL Loan. Upon the request of a DDTL Lender, to evidence the obligation of the Borrowers to repay the portion of the DDTL Loan made by such DDTL Lender and to pay interest thereon, the Borrowers shall execute a DDTL Note, payable to the order of such DDTL Lender in the principal amount of its Applicable Commitment Percentage of the DDTL Commitment; provided that the failure of such DDTL Lender to request a DDTL Note shall in no way detract from the Borrowers’ obligations to such DDTL Lender hereunder. Section 2.6. Notice of Loans and Credit Events; Funding of Loans. (a) Notice of Loans and Credit Events. The Administrative Borrower shall provide to the Administrative Agent, through an Authorized Officer, a Notice of Loan prior to (i) 12:00 P.M. (Eastern time) on the proposed date of borrowing of, or conversion of a Loan to, a Base Rate Loan, or (ii) 11:00 A.M. (Eastern time) five Business Days prior to the proposed date of borrowing of, continuation of, or conversion of a Loan to, a SOFR Loan. An Authorized Officer of the Administrative Borrower may verbally request a Loan, so long as a Notice of Loan is received by the end of the same Business Day, and, if the Administrative Agent or any Lender provides funds or initiates funding based upon such verbal request, the Borrowers shall bear the risk with respect to any information regarding such funding that is later determined to have been incorrect. The Borrowers shall comply with the notice provisions set forth in Section 2.2(b) hereof with respect to Letters of Credit. (b) Funding of Loans. Promptly upon the receipt of a Notice of Loan with respect to a Revolving Loan, and, in any event, by 2:00 P.M. (Eastern time) on the date such Notice of Loan is received, the Administrative Agent shall notify the Revolving Lenders of the date, amount and Interest Period (if applicable) of such Loan. On the date that the Credit Event set forth in such Notice of Loan is to occur, each such Revolving Lender shall provide to the Administrative Agent, not later than 4:00 P.M. (Eastern time), the amount in Dollars. If the Administrative Agent shall elect to advance the proceeds of such Loan prior to receiving funds from such Revolving Lender, the Administrative Agent shall have the right, upon prior notice to the appropriate Borrowers, to debit any account of the appropriate Borrowers or otherwise receive such amount from the appropriate Borrowers, promptly after demand, in the event that such Revolving Lender shall fail to reimburse the Administrative Agent in accordance with this Section 2.6(b). The Administrative Agent shall also have the right to receive interest from such Revolving Lender at the Federal Funds Effective Rate in the event that such Revolving Lender shall fail to provide its portion of the Loan on the date requested and such Agent shall elect to provide such funds. (c) Conversion and Continuation of Loans. (i) At the request of the Administrative Borrower to the Administrative Agent, subject to the notice and other provisions of this Agreement, the Lenders shall convert a Base Rate Loan or Daily Simple SOFR Loan to one or more Term SOFR Loans at any time and shall convert a Term SOFR Loan to a Base Rate Loan or a Daily Simple SOFR Loan on any Interest Adjustment Date applicable thereto. Swing Loans may be 54 converted by the applicable Swing Line Lender to Revolving Loans in accordance with Section 2.2(c)(iii) hereof. (ii) At the request of the Administrative Borrower subject to the notice and other provisions of this Agreement, the Lenders shall continue one or more Term SOFR Loans as of the end of the applicable Interest Period as a new Term SOFR Loan with a new Interest Period; provided that if the Administrative Borrower shall fail to so select the duration of any Interest Period with respect to a Term SOFR Loan at least three Business Days prior to the Interest Adjustment Date applicable to such Term SOFR Loan, the Administrative Borrower shall be deemed to have continued such Term SOFR Loan with a new Interest Period of the same duration at the end of the then current Interest Period. (d) Minimum Amount. Each request for: (i) a Base Rate Loan shall be in an amount of not less than Fifty Thousand Dollars ($50,000), increased by increments of Fifty Thousand Dollars ($50,000); (ii) a SOFR Loan shall be in an amount of not less than One Hundred Thousand Dollars ($100,000), increased by increments of One Hundred Thousand Dollars ($100,000); and (iii) a Swing Loan shall be in an amount of not less than One Hundred Thousand Dollars ($100,000).; and (iv) a DDTL Draw Loan shall be in an amount of not less than Five Million Dollars ($5,000,000), or, if lower, the total remaining undrawn amount under the DDTL Draw Loan Commitment. (e) Interest Periods. The Borrowers shall not request that Term SOFR Loans be outstanding for more than six different Interest Periods at the same time, or such higher number of Interest Periods as agreed to in writing by the Administrative Agent. Section 2.7. Payment on Loans and Other Obligations. (a) Payments Generally. Each payment made hereunder or under any other Loan Document by a Credit Party shall be made without any offset, abatement, recoupment, counterclaim, withholding or reduction whatsoever. (b) Payments from Borrowers. With respect to (i) any Loan, or (ii) any other payment to the Administrative Agent and the Lenders that shall not be covered by subsection (ba) above, all such payments (including prepayments) to the Administrative Agent of the principal of or interest on such Loan or other payment, including but not limited to principal, interest, fees or any other amount owed by the Borrowers under this Agreement, shall be made in Dollars. All payments described in this subsection (cb) shall be remitted to the Administrative Agent, at the address of the Administrative Agent for notices referred to in Section 11.4 hereof for the account 55 of the Lenders (or the appropriate Issuing Lender or the appropriate Swing Line Lender) not later than 1:00 P.M. (Eastern time) on the due date thereof in immediately available funds. Any such payments received by the Administrative Agent (or such Issuing Lender or such Swing Line Lender) after 1:00 P.M. (Eastern time) shall be deemed to have been made and received on the next Business Day. (c) Payments to Lenders. Upon the applicable Agent’s receipt of payments hereunder, such Agent shall immediately distribute to the appropriate Lenders (except with respect to Swing Loans, which shall be paid to the Swing Line Lender making such Swing Loans and any Lender that has funded a participation in such Swing Loans, or, with respect to Letters of Credit, certain of which payments shall be paid to the Issuing Lender issuing such Letter of Credit) their respective ratable shares, if any, of the amount of principal, interest, and commitment and other fees received by such Agent for the account of such Lender. Payments received by the applicable Agent in Dollars shall be delivered to the Lenders in Dollars in immediately available funds. Each appropriate Lender shall record any principal, interest or other payment, the principal amounts of Base Rate Loans, SOFR Loans, Swing Loans and Letters of Credit, all prepayments and the applicable dates, including Interest Periods, with respect to the Loans made, and payments received by such Lender, by such method as such Lender may generally employ; provided that failure to make any such entry shall in no way detract from the obligations of the Borrowers under this Agreement or any Note. The aggregate unpaid amount of Loans, types of Loans, Interest Periods and similar information with respect to the Loans and Letters of Credit set forth on the records of the Administrative Agent shall be rebuttably presumptive evidence with respect to such information, including the amounts of principal, interest and fees owing to each Lender. (d) Timing of Payments. Whenever any payment to be made hereunder, including, without limitation, any payment to be made on any Loan, shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next Business Day and such extension of time shall in each case be included in the computation of the interest payable on such Loan; provided that, with respect to a Term SOFR Loan, if the next Business Day shall fall in the succeeding calendar month, such payment shall be made on the preceding Business Day and the relevant Interest Period shall be adjusted accordingly. Section 2.8. Prepayment. (a) Right to Prepay. (i) The Borrowers shall have the right at any time or from time to time to prepay, on a pro rata basis for all of the appropriate Lenders (except with respect to Swing Loans, which shall be paid to the appropriate Swing Line Lender and any Revolving Lender that has funded a participation in such Swing Loan), all or any part of the principal amount of the Loans then outstanding, as designated by the Administrative Borrower. Such payment shall include interest accrued on the amount so prepaid to the date of such prepayment and any amount payable under Article III hereof with respect to the amount being prepaid. Prepayments shall be without any premium or penalty other than any amounts due pursuant to Article III hereof. Each prepayment of the Term Loan, 56

DDTL Term Loan and any Additional Term Loan Facility shall be applied to the principal installments thereof in the inverse order of their respective maturities. (ii) The Borrowers shall have the right, at any time or from time to time, to prepay, for the benefit of the appropriate Swing Line Lender (and any Revolving Lender that has funded a participation in such Swing Loan), all or any part of the principal amount of the Swing Loans then outstanding, as designated by the Administrative Borrower, plus interest accrued on the amount so prepaid to the date of such prepayment. (b) Notice of Prepayment. The Borrowers shall give the Administrative Agent written notice of voluntary prepayments pursuant to this Section 2.8 of (i) a Base Rate Loan or Swing Loan by no later than 1:00 P.M. (Eastern time) on the Business Day on which such prepayment is to be made, and (ii) a SOFR Loan by no later than 1:00 P.M. (Eastern time) three Business Days before the Business Day on which such prepayment is to be made; provided that any such notice of prepayment (other than in respect of a Swing Loan) may state that such notice is conditioned upon (A) the effectiveness of other credit facilities and/or (B) Borrower’s receipt of proceeds from another transaction, in which case such notice may be revoked by Borrowers (by written notice to the Administrative Agent, on or prior to the specified effective date of such notice) if such condition is not satisfied. (c) Minimum Amount. Each prepayment of a SOFR Loan shall be in the principal amount of not less than the lesser of One Hundred Thousand Dollars ($100,000) or the principal amount of such Loan or, with respect to a Swing Loan, the principal balance of such Swing Loan, except in the case of a mandatory payment pursuant to Section 2.12 or Article III hereof. Section 2.9. Commitment and Other Fees. (a) Commitment Fee for Revolving Credit Commitment. The Borrowers shall pay to the Administrative Agent, for the ratable account of the Revolving Lenders, as a consideration for the Revolving Credit Commitment, a commitment fee, for each day from the Closing Date through the last day of the Commitment Period applicable to the Revolving Credit Commitment, in an amount equal to (i) (A) the Maximum Revolving Amount at the end of such day, minus (B) the Revolving Credit Exposure (exclusive of the Swing Line Exposure) at the end of such day, multiplied by (ii) the Applicable Commitment Fee Rate in effect on such day divided by three hundred sixty (360). The commitment fee shall be payable quarterly in arrears, commencing on December 31, 2021 and continuing on each Regularly Scheduled Payment Date thereafter, and on the last day of the Commitment Period applicable to the Revolving Credit Commitment. (b) Commitment Fee – DDTL Draw Commitment. The Borrowers shall pay to the Administrative Agent, for the ratable account of the DDTL Lenders, as a consideration for the DDTL Draw Commitment, a commitment fee, for each day from the First Amendment Effective Date through the last day of the Commitment Period applicable to the DDTL Draw Loan, in an amount equal to (i) the then-available portion of the DDTL Draw Commitment (i.e., as reduced from time to time, whether pursuant to Section 2.10(a)(ii) or by the making of DDTL Draw Loans), multiplied by (ii) the Applicable Commitment Fee Rate in effect on such day divided by 57 three hundred sixty (360). The commitment fee shall be payable quarterly in arrears, commencing on March 31, 2024 and continuing on each Regularly Scheduled Payment Date thereafter, and on the last day of the Commitment Period applicable to the DDTL Draw Loan. (bc) Administrative Agent Fee. The Borrowers shall pay to the Administrative Agent, for its sole benefit, the fees set forth in the Administrative Agent Fee Letter. (cd) Appraisal Fees. The Borrowers shall promptly reimburse the Administrative Agent, for its sole benefit, for all costs and expenses relating to any appraisal or other collateral assessment expenses that may be conducted from time to time by or on behalf of the Administrative Agent, the scope and frequency of which shall be in the reasonable discretion of the Administrative Agent; provided that, other than during the continuance of an Event of Default, the Borrowers need not reimburse the Administrative Agent for more than one such appraisal or collateral assessment during the Commitment Period. (de) Authorization to Debit Account. Each Credit Party hereby agrees that the Administrative Agent has the right to debit from any Deposit Account of one or more Credit Parties, amounts owing to the Administrative Agent and the Lenders by any Borrower under this Agreement and the Loan Documents for payment of fees, expenses and other amounts owing in connection therewith. 58

Section 2.10. Modifications to Commitment. (a) Optional Reduction of Commitments. (i) Revolving Credit Commitment. The Borrowers may at any time and from time to time permanently reduce in whole or ratably in part the Maximum Revolving Amount to an amount not less than the then existing Revolving Credit Exposure, by giving the Administrative Agent not fewer than three Business Days’ written notice of such reduction, provided that any such partial reduction shall be in an aggregate amount, for all of the Lenders, of not less than One Million Dollars ($1,000,000), increased in increments of Two Hundred Fifty Thousand Dollars ($250,000). The Administrative Agent shall promptly notify each Revolving Lender of the date of each such reduction and such Revolving Lender’s proportionate share thereof. After each such partial reduction, the commitment fees payable hereunder shall be calculated upon the Maximum Revolving Amount as so reduced. If the Borrowers reduce in whole the Revolving Credit Commitment, on the effective date of such reduction (the Borrowers having prepaid in full the unpaid principal balance, if any, of the Revolving Loans, together with all interest (if any) and commitment and other fees accrued and unpaid with respect thereto, and provided that no Letter of Credit Exposure or Swing Line Exposure shall exist), all of the Revolving Credit Notes shall be delivered to the Administrative Agent marked “Canceled” and the Administrative Agent shall redeliver such Revolving Credit Notes to the Administrative Borrower. Any partial reduction in the Maximum Revolving Amount shall be effective during the remainder of the Commitment Period applicable to the Revolving Credit Commitment. Upon each decrease of the Maximum Revolving Amount, the Total Commitment Amount shall be decreased by the same amount. (ii) DDTL Draw Commitment. The Borrowers may at any time and from time to time prior to the final DDTL Conversion Date, permanently reduce in whole or ratably in part the DDTL Maximum Draw Amount to an amount not less than the then existing DDTL Draw Exposure, by giving the Administrative Agent not fewer than three Business Days’ written notice of such reduction, provided that any such partial reduction shall be in an aggregate amount, for all of the Lenders, of not less than One Million Dollars ($1,000,000), increased in increments of Two Hundred Fifty Thousand Dollars ($250,000). The Administrative Agent shall promptly notify each DDTL Lender of the date of each such reduction and such DDTL Lender’s proportionate share thereof. After each such partial reduction, the commitment fees payable hereunder with respect to the DDTL Draw Commitment shall be calculated upon the DDTL Maximum Draw Amount as so reduced. If the Borrowers reduce in whole the DDTL Draw Commitment, the Borrowers shall no longer be able to receive further DDTL Draw Loans. (b) Increase in Commitment. (i) At any time during thefrom the First Amendment Effective Date through the last day of Commitment Increase Period, the Borrowers may request that the Administrative Agent increase the Total Commitment Amount by (A) increasing the 59

Maximum Revolving Amount, or (B) adding an additional term loan facility (the “Additional Term Loan Facility”) (which Additional Term Loan Facility shall be subject to subsection (c) below); provided that the aggregate amount of all increases made pursuant to this subsection (b) shall not exceed One Hundred Million Dollars ($100,000,000). Each such request for an increase shall be in an amount of at least Ten Million Dollars ($10,000,000), increased by increments of One Million Dollars ($1,000,000), and may be made by either (1) increasing, for one or more Lenders, with their prior written consent, their respective Revolving Credit Commitments (2) adding a new commitment for one or more Lenders, with their prior written consent, with respect to the Additional Term Loan Facility, or (3) including one or more Additional Lenders, each with a new commitment under the Revolving Credit Commitment or the Additional Term Loan Facility, as a party to this Agreement (each an “Additional Commitment” and, collectively, the “Additional Commitments”). For clarification purposes, any increase in Revolving Credit Commitments pursuant to this subsection (b) shall be subject to the same terms as the existing Revolving Credit Commitments. (ii) During the Commitment Increase Period, all of the Lenders agree that the Administrative Agent, in its sole discretion, may permit one or more Additional Commitments upon satisfaction of the following requirements: (A) each Additional Lender, if any, shall execute an Additional Lender Assumption Agreement, (B) each Additional Commitment from an Additional Lender, if any, shall be in an amount of at least Ten Million Dollars ($10,000,000), (C) the Administrative Agent shall provide to the Borrowers and each Lender a revised Schedule 1 to this Agreement, including revised Applicable Commitment Percentages for each of the Lenders, if appropriate, at least three Business Days prior to the date of the effectiveness of such Additional Commitments (each an “Additional Lender Assumption Effective Date”), (D) the applicable Borrowers shall (1) deliver to the Administrative Agent the resolutions of the board of directors (or other governing body) of such Borrower, in form and substance reasonably satisfactory to the Administrative Agent, evidencing approval of such increase and the consummation of the transactions contemplated thereby and (2) if requested by the Administrative Agent, deliver to the Administrative Agent an opinion of counsel with respect to such increase, in form and substance reasonably satisfactory to the Administrative Agent, and (E) the applicable Borrowers shall execute and deliver to the Administrative Agent and the Lenders such replacement or additional Notes as shall be required by the Administrative Agent (if Notes have been requested by such Lender or Lenders). The Lenders hereby authorize the Administrative Agent to execute each Additional Lender Assumption Agreement on behalf of the Lenders. (iii) On each Additional Lender Assumption Effective Date with respect to the Specific Commitment being increased, as appropriate, the Lenders shall make adjustments among themselves with respect to the Loans then outstanding and amounts of principal, interest, commitment fees and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to reallocate among such Lenders such outstanding amounts, based on the revised Applicable Commitment Percentages and to otherwise carry out fully the intent and terms of this Section 2.10(b) (and the appropriate Borrowers shall pay to the Lenders any 60 amounts that would be payable pursuant to Section 3.3 hereof if such adjustments among the Lenders would cause a prepayment of one or more Term SOFR Loans). In connection therewith, it is understood and agreed that the Maximum Amount of any Lender will not be increased (or decreased except pursuant to subsection (a) above) without the prior written consent of such Lender. The Borrowers shall not request any increase in the Total Commitment Amount pursuant to this subsection (b) if a Default or an Event of Default shall then exist, or, after giving pro forma effect to any such increase, would exist. At the time of any such increase, at the request of the Administrative Agent, the Credit Parties and the Lenders shall enter into an amendment to evidence such increase and to address related provisions as deemed necessary or appropriate by the Administrative Agent. Upon the addition of the Additional Term Loan Facility and upon each increase of the Maximum Revolving Amount, the Total Commitment Amount shall be increased by the same amount. (c) Additional Term Loan Facility. (i) Each Additional Term Loan Facility (i) shall rank pari passu in right of payment with the Revolving Loans and, the Term Loan and the DDTL Loans, (ii) shall not mature earlier than the last day of the Commitment PeriodTerm Loan (but may have amortization prior to such date), and (iii) shall be treated substantially the same as (and in any event no more favorably than) the Revolving Loan andLoans, the Term Loan and the DDTL Loans. (ii) An Additional Term Loan Facility may be added hereunder pursuant to an amendment or restatement (an “Additional Term Loan Facility Amendment”) of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrowers, as appropriate, each Lender providing a commitment with respect to such Additional Term Loan Facility, each Additional Lender providing a commitment with respect to such Additional Term Loan Facility, and the Administrative Agent. Notwithstanding anything herein to the contrary, an Additional Term Loan Facility Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.10(b) and (c) (including, without limitation, amendments to the definitions in this Agreement and Section 9.8 hereof for the purpose of treating such Additional Term Loan Facility pari passu with the other Loans). Section 2.11. Computation of Interest and Fees. Other than with respect to Base Rate Loans, interest on Loans, Letter of Credit fees, Related Expenses and commitment and other fees and charges hereunder shall be computed on the basis of a year having three hundred sixty (360) days and calculated for the actual number of days elapsed. Section 2.12. Mandatory Payments. (a) Revolving Credit Exposure. If, at any time, the Revolving Credit Exposure shall exceed the Revolving Credit Commitment, the Borrowers shall, as promptly as practicable, but 61 in no event later than the next Business Day, pay an aggregate principal amount of the Revolving Loans sufficient to bring the Revolving Credit Exposure within the Revolving Credit Commitment. (b) Swing Line Exposure. If, at any time, the Swing Line Exposure shall exceed the Swing Line Commitment, the Borrowers shall, as promptly as practicable, but in no event later than the next Business Day, pay an aggregate principal amount of the Swing Loans sufficient to bring the Swing Line Exposure within the Swing Line Commitment. (c) DDTL Draw Exposure. If, at any time, the DDTL Draw Exposure shall exceed the DDTL Draw Commitment, the Borrowers shall, as promptly as practicable, but in no event later than the next Business Day, pay an aggregate principal amount of the DDTL Draw Loans sufficient to bring the DDTL Draw Exposure within the DDTL Draw Commitment. (cd) Mandatory Prepayments. The Borrowers shall, until the Term Loan, the DDTL Term Loan and the Additional Term Loan Facility, if any, is paid in full, make Mandatory Prepayments (each a “Mandatory Prepayment”) in accordance with the following provisions: (i) Sale of Assets. Upon a Company’s receipt of proceeds in respect of the sale or other disposition of any assets by a Company (permitted pursuant to Section 5.12 hereof) to any Person (other than a Credit Party) other than in the ordinary course of business, and, to the extent such proceeds are in excess of OneTwo Million Dollars ($1,000,0002,000,000) during any fiscal year of DMC Global and are not to be reinvested in fixed assets or other similar assets within one hundred eighty (180) days of such sale or other disposition, the Borrowers shall make a Mandatory Prepayment, on the date of such receipt of proceeds (or, if the Borrowers intend to reinvest such proceeds within such one hundred eighty (180) day period but on a later date within such period decide not to do so, on such later date), in an amount equal to one hundred percent (100%) of the proceeds of such disposition net of amounts required to pay taxes and reasonable costs applicable to such sale or disposition. (ii) Material Recovery Event. Within ten days after the occurrence of a Material Recovery Event, the Administrative Borrower shall furnish to the Administrative Agent written notice thereof. Within thirty (30) days after the Companies’ receipt of proceeds in respect of such Material Recovery Event, the Administrative Borrower shall notify the Administrative Agent of the Borrowers’ determination as to whether or not to replace, rebuild or restore the affected property (a “Material Recovery Determination Notice”). If the Borrowers decide not to replace, rebuild or restore such property, or if the Borrowers have not delivered the Material Recovery Determination Notice within thirty (30) days after such Material Recovery Event, then the proceeds of insurance received in connection with such Material Recovery Event shall be paid as a Mandatory Prepayment. If the Borrowers decide to replace, rebuild or restore such property, then any such replacement, rebuilding or restoration must be (A) commenced within six months of the date of the Companies’ receipt of proceeds in respect of such Material Recovery Event, and (B) substantially completed within twelve (12) months of such commencement date or such longer period 62 of time necessary to complete the work with reasonable diligence and approved in writing by the Administrative Agent, in its reasonable discretion, with such casualty insurance proceeds and other funds available to the appropriate Companies for replacement, rebuilding or restoration of such property. Any amounts of such insurance proceeds in connection with such Material Recovery Event not applied to the costs of replacement or restoration by the end of such twelve (12) month period shall be applied as a Mandatory Prepayment. (iii) Additional Indebtedness. If, at any time, any of the Companies shall incur Indebtedness other than Indebtedness permitted pursuant to Section 5.8 hereof (which other Indebtedness not permitted pursuant to Section 5.8 hereof shall not be incurred without the prior written consent of the Administrative Agent and the Required Lenders), the Borrowers shall make a Mandatory Prepayment, on the date that such Indebtedness is incurred, in an amount equal to one hundred percent (100%) of the net cash proceeds of such Indebtedness, net of costs and expenses related thereto. (iv) Additional Equity. Within thirty (30) days after DMC Global’s receipt of net cash proceeds in respect of any equity offering (other than (A) the offering or exercise of stock options or other equity awards pursuant to management incentive plans, or (B) an equity offering to finance, or the use of stock to pay all or part of the purchase price for, an Acquisition permitted under Section 5.13 hereof) by DMC Global, the Borrowers shall make a Mandatory Prepayment in an amount equal to one hundred percent (100%) of the net cash proceeds of such equity offering. (de) Application of Mandatory Prepayments. (i) Involving a Company Prior to an Event of Default. So long as no Event of Default shall have occurred and be continuing, each Mandatory Prepayment required to be made pursuant to subsection (ed) hereof shall be applied (A) first, toon a pro rata basis among the Term Loan, the DDTL Term Loan and the Additional Term Loan Facility (if any) until paid in full, and (B) second, to any Additional Term Loan Facility, until paid in fulloutstanding DDTL Draw Loans. (ii) Involving a Company After an Event of Default. If a Mandatory Prepayment is required to be made pursuant to subsection (ed) hereof at any time that an Event of Default shall have occurred and is continuing, then such Mandatory Prepayment shall be paid by the Administrative Borrower to the Administrative Agent to be applied to the following, on a pro rata basis among: (A) the Maximum Revolving Amount (with payments to be made in the following order: Revolving Loans, Swing Loans, and to be held by the Administrative Agent in a special account as security for any Letter of Credit Exposure pursuant to subpart (iii) below), (B) the unpaid principal balance of the Term Loan, and (C) the unpaid principal balance of the DDTL Loans, and (D) the unpaid principal balance of the Additional Term Loan Facility (if any). (iii) Involving Letters of Credit. Any amounts to be distributed for application to a Revolving Lender’s liabilities with respect to any Letter of Credit Exposure as a 63 result of a Mandatory Prepayment shall be held by the Administrative Agent in an interest bearing trust account (the “Special Trust Account”) as collateral security for such liabilities until a drawing on any Letter of Credit, at which time such amounts, together with interest accrued thereon, shall be released by the Administrative Agent and applied to such liabilities. If any such Letter of Credit shall expire without having been drawn upon in full, the amounts held in the Special Trust Account with respect to the undrawn portion of such Letter of Credit, together with interest accrued thereon, shall be applied by the Administrative Agent in accordance with the provisions of subsections (i) and (ii) above. (ef) Mandatory Payments Generally. Unless otherwise designated by the Administrative Borrower, each Mandatory Prepayment made with respect to a Specific Commitment pursuant to Section 2.12(a), (b) or (c) hereof shall be applied in the following order: (i) first, to the outstanding Base Rate Loans, (ii) second, to the outstanding Daily Simple SOFR Loans, and (iii) third, to the outstanding Term SOFR Loans; provided that, in each case, if the outstanding principal amount of any SOFR Loan shall be reduced to an amount less than the minimum amount set forth in Section 2.6(d) hereof as a result of such prepayment, then such SOFR Loan shall be converted into a Base Rate Loan on the date of such prepayment. Any prepayment of a SOFR Loan pursuant to this Section 2.12 shall be subject to the prepayment provisions set forth in Article III hereof. Each Mandatory Prepayment made with respect to the Term Loan, the DDTL Term Loan or the Additional Term Loan Facility shall be applied to the payments of principal in the inverse order of their respective maturities. Section 2.13. Cash Collateral. At any time that there shall exist a Defaulting Lender, within one Business Day following the written request of the Administrative Agent or the Issuing Lender (with a copy to the Administrative Agent), the Borrowers shall Cash Collateralize each Issuing Lender’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 11.10(a)(iv) hereof and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (a) Grant of Security Interest. The Borrowers, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grant to the Administrative Agent, for the benefit of each Issuing Lender, and agrees to cooperate with the Administrative Agent’s reasonable requests to take actions to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of the Letter of Credit Exposure, to be applied pursuant to subsection (b) below. If, at any time, the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and an Issuing Lender as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrowers will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by such Defaulting Lender). (b) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 2.13 or Section 11.10 in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund 64 participations in respect of the Letter of Credit Exposure (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (c) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce each Issuing Lender’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 2.13 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent and such Issuing Lender that there exists excess Cash Collateral; provided that (A) subject to Section 11.10 hereof, the Person providing Cash Collateral and such Issuing Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations, and (B) the extent that such Cash Collateral was provided by the Borrowers, such Cash Collateral shall remain subject to any security interest granted pursuant to the Loan Documents. Section 2.14. Liability of Borrowers. (a) Joint and Several Liability. Each Borrower hereby authorizes the Administrative Borrower or any other Borrower to request Loans or Letters of Credit hereunder. Each Borrower acknowledges and agrees that the Administrative Agent and the Lenders are entering into this Agreement at the request of each Borrower and with the understanding that each Borrower is and shall remain fully liable, jointly and severally, for payment in full of the Obligations, as set forth in the Loan Documents and any other amount payable under this Agreement and the other Loan Documents. Each Borrower agrees that it is receiving or will receive a direct pecuniary benefit for each Loan made or Letter of Credit issued hereunder. (b) Appointment of Administrative Borrower. Each Borrower hereby irrevocably appoints the Administrative Borrower or any other Borrower as the borrowing agent and attorney-in-fact for all Borrowers, which appointment shall remain in full force and effect unless and until the Administrative Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed the Administrative Borrower. Each Borrower exempts the Administrative Borrower from the restrictions of self-dealing and multi-representation pursuant to section 181 of the German Civil Code and similar restrictions applicable to it under any other applicable law (in each case to the extent legally possible). Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower or any other Borrower to (i) provide the Administrative Agent with all notices with respect to Loans and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement, (ii) take such action as the Administrative Borrower or such Borrower deems appropriate on its behalf to obtain Loans and Letters of Credit, and (iii) exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Collateral of the Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to the Borrowers in order to utilize the collective borrowing powers of the Borrowers in the most efficient and economical manner and at their request, and that neither the Administrative Agent nor any Lender shall incur liability to any Borrower as a result of such 65 handling of the Collateral of the Borrowers in a combined fashion. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. (c) Maximum Liability of Each Subsidiary Borrower and Rights of Contribution. Anything in this Agreement or any other Loan Document to the contrary notwithstanding, in no event shall the maximum liability of any Subsidiary Borrower exceed the maximum amount that (after giving effect to the incurring of the obligations hereunder and to any rights to contribution of such Borrower from other Affiliates of such Borrower) would not render the rights to payment of the Administrative Agent and the Lenders hereunder void, voidable or avoidable under any applicable fraudulent transfer law (including with respect to Section 2.14(d) hereof). The Borrowers hereby agree as among themselves that, in connection with the payments made hereunder, each Subsidiary Borrower shall have a right of contribution from each other Borrower in accordance with applicable law. Such contribution rights shall be waived until such time as the Secured Obligations have been irrevocably paid in full (other than contingent indemnification obligations as to which no claim has been asserted), and no Borrower shall exercise any such contribution rights until the Secured Obligations have been irrevocably paid in full (other than contingent indemnification obligations as to which no claim has been asserted). (d) Swap Obligations Keepwell Provision. Each Borrower, that is an “eligible contract participant” as defined in the Commodity Exchange Act, hereby jointly and severally, absolutely, unconditionally and irrevocably, undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party in order for such Credit Party to honor its obligations under the Loan Documents in respect of the Swap Obligations. The obligations of each such Borrower under this Section 2.14(d) shall remain in full force and effect until all Secured Obligations are paid in full (other than contingent indemnification obligations as to which no claim has been asserted). The Borrowers intend that this Section 2.14(d) constitute, and this Section 2.14(d) shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. (e) Waivers of Each Borrower. In the event that any obligation of any Borrower under this Agreement is deemed to be an agreement by such Borrower to answer for the debt or default of another Credit Party or as an hypothecation of property as security therefor, each Borrower represents and warrants that (i) no representation has been made to such Borrower as to the creditworthiness of such other Credit Party, and (ii) such Borrower has established adequate means of obtaining from such other Credit Party on a continuing basis, financial or other information pertaining to such other Credit Party’s financial condition. Each Borrower expressly waives, except as expressly required under this Agreement, diligence, demand, presentment, protest and notice of every kind and nature whatsoever, consents to the taking by the Administrative Agent and the Lenders of any additional security of another Credit Party for the obligations secured hereby, or the alteration or release in any manner of any security of another Credit Party now or hereafter held in connection with the Obligations, and consents that the Administrative Agent, the Lenders and any other Credit Party may deal with each other in connection with such obligations or otherwise, or alter any contracts now or hereafter existing 66 between them, in any manner whatsoever, including without limitation the renewal, extension, acceleration or changes in time for payment of any such obligations or in the terms or conditions of any security held. The Administrative Agent and the Lenders are hereby expressly given the right, at their option, to proceed in the enforcement of any of the Obligations independently of any other remedy or security they may at any time hold in connection with such obligations secured and it shall not be necessary for the Administrative Agent and the Lenders to proceed upon or against or exhaust any other security or remedy before proceeding to enforce their rights against such Borrower. Each Borrower further waives any right of subrogation, collection, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid to the Administrative Agent and the Lenders by any other Credit Party until such time as the Commitment has been terminated and the Secured Obligations have been repaid in full (other than contingent indemnification obligations as to which no claim has been asserted). (f) [Reserved.] Section 2.15. Addition of a Borrower. (a) Addition of a Domestic Subsidiary Borrower. At the request of the Administrative Borrower (with at least seven days prior written notice to the Administrative Agent and the Lenders), a Wholly-Owned Subsidiary of DMC Global that is a Domestic Subsidiary (that shall not then be a Domestic Subsidiary Borrower) may become a Domestic Subsidiary Borrower hereunder, provided that all of the following requirements shall have been met to the satisfaction of the Administrative Agent: (i) Additional Borrower Assumption Agreement. Each Borrower and such Domestic Subsidiary shall have executed and delivered to the Administrative Agent a fully executed Additional Borrower Assumption Agreement. The Administrative Agent is hereby authorized by the Lenders to enter into such Additional Borrower Assumption Agreement on behalf of the Lenders. (ii) Notes as Requested. Each Borrower shall have executed and delivered to (A) each Revolving Lender requesting a replacement Revolving Credit Note such Revolving Lender’s replacement Revolving Credit Note, and (B) the Swing Line Lender a replacement Swing Line Note, if requested by the Swing Line Lender. (iii) Security Documents. Such Domestic Subsidiary shall have executed and delivered to the Administrative Agent, for the benefit of the Lenders, such Security Documents as are substantially equivalent to the Security Documents entered into by the then-existing Domestic Subsidiary Borrowers hereunder. (iv) Lien Searches. With respect to such Domestic Subsidiary, the Borrowers shall have caused to be delivered to the Administrative Agent (A) the results of Uniform Commercial Code lien searches substantially equivalent to the Uniform Commercial Code lien searches delivered in respect of the then-existing Domestic Subsidiary Borrowers hereunder, in such new Domestic Subsidiary Borrower’s jurisdiction of organization, (B) the results of federal and state tax lien and judicial lien searches and pending litigation and bankruptcy searches, substantially equivalent to the applicable lien 67 searches delivered in respect of the then-existing Domestic Subsidiary Borrowers hereunder, in the appropriate jurisdictions, as applicable, and (C) Uniform Commercial Code termination statements reflecting termination of all Uniform Commercial Code Financing Statements previously filed by any Person and not expressly permitted pursuant to Section 5.9 hereof. (v) Officer’s Certificate, Resolutions, Organizational Documents, Legal Opinion. The Borrowers shall have provided (A) to the Administrative Agent such corporate governance and authorization documents and an opinion of counsel substantially equivalent to those delivered in respect of the then-existing Domestic Subsidiary Borrowers hereunder, and any other documents and items as may be deemed necessary or advisable by the Administrative Agent, all of the foregoing to be in form and substance reasonably satisfactory to the Administrative Agent, and (B) to each Lender any documentation and other information reasonably requested by such Lender that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations. (vi) Miscellaneous. The Borrowers and such Domestic Subsidiary shall have provided to the Administrative Agent such other items and shall have satisfied such other conditions as may be required by the Administrative Agent, provided that such items and conditions are reasonably equivalent to the items required of and conditions imposed on the then-existing Domestic Subsidiary Borrowers hereunder. (b) Additional Credit Party Bound by Provisions. Upon satisfaction by the Administrative Borrower and any such Subsidiary of the requirements set forth in subsection (a) above, the Administrative Agent shall promptly notify the Administrative Borrower and the Lenders, whereupon such Subsidiary shall be designated a “Borrower” pursuant to the terms and conditions of this Agreement, and such Subsidiary shall become bound by all representations, warranties, covenants, provisions and conditions of this Agreement and each other Loan Document applicable to the Borrowers as if such Borrower had been the original party making such representations, warranties and covenants; provided that any representations and warranties made or deemed made by such Borrower shall be deemed to have been made only as of the date of such designation and such later dates that such representations and warranties are expressly deemed to be remade hereunder. (c) Alternative Structures. The Administrative Agent, the Lenders and Borrowers agree that, if the addition of a Foreign Guarantor of Payment pursuant to this Section 2.15 would result in a requirement by such Foreign Guarantor of Payment to pay to any Lenders additional amounts pursuant to Section 3.2 hereof, then the Administrative Agent, the Lenders and the Borrowers agree to use reasonable efforts to designate a different lending office or otherwise propose an alternate structure that would avoid the need for, or reduce the amount of, such additional amounts so long as the same would not, in the judgment of the Administrative Agent and the Lenders, be otherwise disadvantageous to the Administrative Agent and the Lenders. Section 2.16. Addition of a Foreign Guarantor of Payment. With respect to any first-tier Foreign Subsidiary (other than a Dormant Subsidiary), on or after the Closing Date, the 68

Administrative Agent shall at all times, in the discretion of the Administrative Agent or the Required Lenders, have the right to require that such Foreign Subsidiary execute and deliver a Guaranty of Payment (and (i) any documentation and other information requested by any Lender that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations and (ii) any other documentation, including an opinion of local counsel, required by the Administrative Agent with respect to enforceability of such Guaranty of Payment in the applicable foreign jurisdiction, provided that such other documentation is substantially equivalent to the documentation required of then-existing Foreign Subsidiaries that are Guarantors of Payment hereunder) with respect to the Obligations. ARTICLE III. INCREASED COSTS; ILLEGALITY; INABILITY TO DETERMINE RATES; TAXES Section 3.1. Requirements of Law. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Adjusted Daily Simple SOFR Rate or Adjusted Term SOFR Rate) or the Issuing Lender; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in subparts (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on any Loan, Letter of Credit, or commitment or other obligation hereunder, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the Issuing Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing is to increase the cost to such Lender of making, converting into, continuing or maintaining Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrowers shall pay to such Lender, promptly after receipt of a written request therefor, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this subsection (a), such Lender shall promptly notify the Administrative Borrower (with a copy to the Administrative Agent) of the event with reasonable detail by reason of which it has become so entitled. (b) If any Lender shall have determined that, after the Closing Date, any Change in Law regarding capital adequacy or liquidity, or liquidity requirements, or in the interpretation or 69 application thereof by a Governmental Authority or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy or liquidity (whether or not having the force of law) from any Governmental Authority shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of its obligations hereunder, or under or in respect of any Letter of Credit, to a level below that which such Lender or such corporation could have achieved but for such Change in Law (taking into consideration the policies of such Lender or such corporation with respect to capital adequacy and liquidity), then from time to time, upon submission by such Lender to the Administrative Borrower (with a copy to the Administrative Agent) of a written request therefor (which shall include the method for calculating such amount and reasonable detail with respect to such calculation), the Borrowers shall promptly pay or cause to be paid to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction. (c) For purposes of this Section 3.1 and Section 3.5(a) hereof, the Dodd-Frank Act, any requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, or the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) under Basel III, and any rules, regulations, orders, requests, guidelines and directives adopted, promulgated or implemented in connection with any of the foregoing, regardless of the date adopted, issued, promulgated or implemented, are deemed to have been introduced and adopted after the Closing Date. (d) A certificate as to any additional amounts payable pursuant to this Section 3.1 submitted by any Lender to the Administrative Borrower (with a copy to the Administrative Agent) shall be rebuttably presumptive evidence as to such additional amounts. In determining any such additional amounts, such Lender may use any method of averaging and attribution that it (in its sole discretion) shall deem applicable. The obligations of the Borrowers pursuant to this Section 3.1 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. Section 3.2. Taxes. (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of any Credit Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the reasonable discretion of the Administrative Agent) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Credit Party, then the Administrative Agent or such Credit Party shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below. (ii) If any Credit Party or the Administrative Agent shall be required by the Code or any other applicable Law to withhold or deduct any Taxes, including United States federal backup withholding, United States withholding taxes and non-United 70

States withholding taxes, from any payment, then (A) such Credit Party or the Administrative Agent as required by the Code or such Laws shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Credit Party or the Administrative Agent, to the extent required by the Code or such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code or such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Credit Party shall be increased as necessary so that, after any required withholding or the making of all required deductions (including deductions and withholdings applicable to additional sums payable under this Section 3.2), the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (b) Payment of Other Taxes by the Credit Parties. Without limiting the provisions of subsection (a) above, the Credit Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or, at the option of the Administrative Agent, timely reimburse it for the payment of, any Other Taxes. (c) Tax Indemnifications. (i) Each of the Credit Parties shall, and does hereby, jointly and severally indemnify each Recipient, and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.2) payable or paid by such Recipient, or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Administrative Borrower by a Lender or the Issuing Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Lender, shall be conclusive absent manifest error. (ii) Each Lender and the Issuing Lender shall, and does hereby, severally indemnify, and shall make payment in respect thereof within ten (10) days after demand therefor, (A) the Administrative Agent against any Indemnified Taxes attributable to such Lender or the Issuing Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and, without limiting the obligation of the Credit Parties to do so), (B) the Administrative Agent and the Credit Parties, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.9(d) hereof relating to the maintenance of a Participant Register, and (C) the Administrative Agent and the Credit Parties, as applicable, against any Excluded Taxes attributable to such Lender or the Issuing Lender, in each case, that are payable or paid by the Administrative Agent or a Credit Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, 71 whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender and the Issuing Lender hereby authorize the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or the Issuing lender, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this subpart (ii). (d) Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority, as provided in this Section 3.2, the Borrowers shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Administrative Borrower and the Administrative Agent, at the time or times reasonably requested by the Administrative Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Administrative Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Administrative Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Administrative Borrower or the Administrative Agent as will enable the Administrative Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.2(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if, in the Lender’s reasonable judgment, such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense, or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrowers and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable written request of the Borrowers or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; 72

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Administrative Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Administrative Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (y) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty, and (z) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed originals of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (y) a certificate substantially in the form of Exhibit I-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”), and (z) executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable); or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-2 or Exhibit I-3, IRS Form W-9, and other certification documents from each beneficial owner, as applicable; provided that if, the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate, substantially in the form of Exhibit I-4 hereto on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Administrative Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Administrative 73

Borrower or the Administrative Agent), executed copies (or originals, as required) of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Administrative Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrowers and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrowers or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this subpart (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if, any form or certification it previously delivered pursuant to this Section 3.2 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Administrative Borrower and the Administrative Agent in writing of its legal inability to do so. (f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the Issuing Lender, or have any obligation to pay to any Lender or the Issuing Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the Issuing Lender, as the case may be. If any Recipient determines, in its sole but reasonable discretion, that it has received a refund of any Taxes as to which it has been indemnified by any Credit Party or with respect to which any Credit Party has paid additional amounts pursuant to this Section 3.2, it shall pay to such Credit Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Credit Party under this Section 3.2 with respect to the Taxes giving rise to such refund); net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Credit Party, upon the request of the Recipient, agrees to repay the amount paid over to such Credit Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to such Credit Party pursuant to this subsection the payment of which would place the Recipient in a less 74 favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Credit Party or any other Person. For purposes of this Section 3.2(f), a “refund” includes any credit that reduces a Recipient’s tax liability and produces a tax savings actually realized by such Recipient. (g) Survival. Each party’s obligations under this Section 3.2 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or the Issuing Lender, the termination of the Commitment and the repayment, satisfaction or discharge of all other Obligations. Section 3.3. Breakage Compensation. The Borrowers shall compensate each Lender upon its written request (which request shall set forth the detailed basis for requesting and the method of calculating such compensation), for all reasonable losses, costs, expenses and liabilities (including, without limitation, any loss, cost, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Term SOFR Loans) which such Lender may sustain in connection with any of the following: (i) if for any reason (other than a default by such Lender) borrowing of the Term SOFR Loans does not occur on a date specified therefor in a Notice of Loan (whether or not withdrawn by the Borrowers or deemed withdrawn pursuant to Section 3.1 hereof); (ii) if any repayment, prepayment, conversion or continuation of any Term SOFR Loan occurs on a date that is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any of its Term SOFR Loans is not made on any date specified in a notice of prepayment given by the Administrative Borrower; (iv) as a result of an assignment by such Lender of any Term SOFR Loan other than on the last day of the Interest Period applicable thereto pursuant to a request by the Administrative Borrower or (v) as a consequence of (A) any other default by the Borrowers to repay or prepay any Term SOFR Loans when required by the terms of this Agreement or (B) an election made pursuant to Section 3.1 hereof. The written request of a Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 3.3 shall be delivered to the Administrative Borrower and shall be conclusive absent manifest error. The Borrowers shall pay the Administrative Agent the amount shown as due on any such request within ten (10) days after receipt thereof. Section 3.4. Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 3.1 or 3.2(a) hereof with respect to such Lender, it will, if requested by the Administrative Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office (or an Affiliate of such Lender, if practical for such Lender) for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage; and provided, further, that nothing in this Section shall affect or postpone any of the obligations of any Borrower or the rights of any Lender pursuant to Section 3.1 or 3.2(a) hereof. 75

Section 3.5. SOFR Rate Lending Unlawful; Inability to Determine Rate. (a) If the Administrative Agent determines that any applicable Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to Adjusted Daily Simple SOFR, after the Adjusted Term SOFR Rate or SOFR, or to determine or charge interest rates based upon Adjusted Daily Simple SOFR, the Adjusted Term SOFR Rate or SOFR, then, upon notice thereof to the Administrative Borrower, (a) any obligation of Lenders to make or continue SOFR Loans or to convert Base Rate Loans to SOFR Loans shall be suspended, and (b) the Base Rate shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Adjusted Term SOFR Rate component of Base Rate, in each case until the Administrative Agent notifies the Administrative Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Administrative Borrower shall, upon demand from the Administrative Agent, prepay or, if applicable, convert all SOFR Loans to Base Rate Loans (and in such case the Base Rate shall, if necessary to avoid such illegality, be determined by Lender without reference to the Adjusted Term SOFR Rate component of Base Rate), (A) on the Interest Payment Date therefor, if the Administrative Agent may lawfully continue to maintain such SOFR Loans to such day, or immediately, if the Administrative Agent may not lawfully continue to maintain such SOFR Loans or (B) on the last day of the Interest Period therefor if the Administrative Agent may lawfully continue to maintain such SOFR Loans to such day, or immediately, if the Administrative Agent may not lawfully continue to maintain such SOFR Loans and (ii) the Administrative Agent shall during the period of such suspension compute the Base Rate without reference to the Adjusted Term SOFR Rate component thereof until it is no longer illegal for the Administrative Agent to determine or charge interest rates based upon Adjusted Daily Simple SOFR Rate or the Adjusted Term SOFR Rate. Upon any such conversion, the Borrowers shall also pay any additional amounts required pursuant to Section 3.3 hereof. (b) If the Administrative Agent determines (which determination shall be conclusive and binding on the Borrowers) that “Adjusted Daily Simple SOFR Rate” or “Adjusted Term SOFR Rate” cannot be determined pursuant to the definition thereof other than due to a Benchmark Transition Event, the Administrative Agent will promptly so notify the Administrative Borrower. Upon notice thereof by the Administrative Agent to the Administrative Borrower, (i) any obligation of the Lenders to make or continue SOFR Loans or to convert Base Rate Loans to SOFR Loans shall be suspended, (ii) all SOFR Loans shall be immediately converted to Base Rate Loans (and in such case the Base Rate shall be determined by Lender without reference to the Adjusted Term SOFR Rate component of Base Rate) and (iii) the component of Base Rate based upon the Adjusted Term SOFR Rate will not be used in any determination of Base Rate until Lender revokes such notice. Upon receipt of such notice, the Administrative Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans or, failing that, will be deemed to have converted such request into a request for Base Rate Loans in the amount specified therein. Upon any such conversion, the Borrowers shall also pay any additional amounts required pursuant to Section 3.3 hereof. 76

(c) If the Administrative Agent determines (which determination shall be conclusive and binding on Borrower) that the “Adjusted Daily Simple SOFR Rate” or the “Adjusted Term SOFR Rate” cannot be determined pursuant to the definition thereof as a result of a Benchmark Transition Event, the Administrative Agent will promptly so notify the Administrative Borrower, and the provisions of Section 3.8 hereof shall be applicable. Upon notice thereof by the Administrative Agent to the Administrative Borrower, (i) any obligation of the Lenders to make or continue SOFR Loans or to convert Base Rate Loans to SOFR Loans shall be suspended, (ii) all SOFR Loans shall be immediately converted to Base Rate Loans (and in such case the Base Rate shall be determined by the Administrative Agent without reference to the Adjusted Term SOFR Rate component of Base Rate) and (iii) the component of Base Rate based upon Adjusted Term SOFR Rate will not be used in any determination of Base Rate. Upon receipt of such notice, the Administrative Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans or, failing that, will be deemed to have converted such request into a request for Base Rate Loans in the amount specified therein. Unless and until the Administrative Agent and the Borrowers have amended this Agreement to provide for a Benchmark Replacement in accordance with Section 3.8 hereof, all Loans shall be Base Rate Loans. Section 3.6. Replacement of Lenders. The Administrative Borrower shall be permitted to replace any Lender that requests reimbursement for amounts owing pursuant to Section 3.1 or 3.2(a) hereof, or asserts its inability to make a SOFR Loan pursuant to Section 3.5 hereof; provided that (a) such replacement does not conflict with any Law, (b) no Default or Event of Default shall have occurred and be continuing at the time of such replacement, (c) prior to any such replacement, such Lender shall have taken no action under Section 3.4 hereof so as to eliminate the continued need for payment of amounts owing pursuant to Section 3.1 or 3.2(a) hereof or, if it has taken any action, such request has still been made, (d) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement and assume all commitments and obligations of such replaced Lender, (e) the appropriate Borrowers shall be liable to such replaced Lender under Section 3.3 hereof if any SOFR Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (f) the replacement Lender, if not already a Lender, shall be an Eligible Assignee, (g) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 11.9 hereof (provided that the Borrowers (or the succeeding Lender, if such Lender is willing) shall be obligated to pay the assignment fee referred to therein), and (h) until such time as such replacement shall be consummated, the appropriate Borrowers shall pay all additional amounts (if any) required pursuant to Section 3.1 or 3.2(a) hereof, as the case may be; provided that a Lender shall not be required to make any such assignment if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to replace such Lender cease to apply. Section 3.7. Discretion of Lenders as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of such Lender’s Loans in any manner such Lender deems to be appropriate; it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Lender had actually funded and maintained each Term SOFR Loan during the applicable Interest Period for such Loan through the purchase 77 of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the Term SOFR Loan, for such Interest Period. Section 3.8. Effect of Benchmark Transition Event. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document (and any swap agreement shall be deemed not to be a “Loan Document” for purposes of this Section 3.8), upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Borrowers may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City5:00p.m. (Eastern time) on the fifth (5th) Business Day after the Administrative Agent has provided notice thereof toposted such proposed amendment to all Lenders and the Borrower so long as the Administrative Borrower and each LenderAgent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 3.8 will occur prior to the applicable Benchmark Transition Start Date. (b) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrowers and each Lender of (i) the implementation of any Benchmark Replacement, and (ii) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent pursuant to this Section 3.8, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.8. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a 78 screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will be no longer representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Administrative Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Administrative Borrower may revoke any request for a borrowing utilizing the then-current Benchmark (including, if the then-current Benchmark is SOFR Rate or Term SOFR Rate)) of, conversion to or continuation of Loans utilizing the then-current Benchmark (including, if the then-current Benchmark is the SOFR Rate or Term SOFR Rate) to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrowers will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark, SOFR Rate or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. ARTICLE IV. CONDITIONS PRECEDENT Section 4.1. Conditions to Each Credit Event. The obligation of the Lenders, the Issuing Lenders and the Swing Line Lenders to participate in any Credit Event shall be conditioned, in the case of each Credit Event, upon the following: (a) all conditions precedent as listed in Section 4.2 hereof required to be satisfied prior to the first Credit Event shall have been satisfied prior to or as of the first Credit Event; (b) the Administrative Borrower shall have submitted a Notice of Loan (or with respect to a Letter of Credit, complied with the provisions of Section 2.2(b)(iii) hereof) and otherwise complied with Section 2.6 hereof; (c) no Default or Event of Default shall then exist or immediately after such Credit Event would exist; and (d) each of the representations and warranties contained in Article VI hereof shall be true and correct in all material respects (or, as to any representations and warranties which are subject to a materiality or Material Adverse Effect qualifier, true and correct in all material respects) as if made on and as of the date of such Credit Event, except to the extent that any thereof expressly relate to an earlier date, in which case they shall be true and correct in all material respects (or, as to any representations and warranties which are subject to a materiality or Material Adverse Effect qualifier, true and correct in all respects) as of such earlier date; and 79

Each request by the Administrative Borrower or any other Borrower for a Credit Event shall be deemed to be a representation and warranty by the Borrowers as of the date of such request as to the satisfaction of the conditions precedent specified in subsections (cb), (dc) and (ed) above. Section 4.2. Conditions to the First Credit Event. The Borrowers shall cause the following conditions to be satisfied on or prior to the Closing Date. The obligation of the Lenders, the Issuing Lenders and the Swing Line Lenders to participate in the first Credit Event is subject to the Borrowers satisfying each of the following conditions prior to or concurrently with such Credit Event: (a) Notes. The Borrowers shall have executed and delivered to (i) each Revolving Lender requesting a Revolving Credit Note such Revolving Lender’s Revolving Credit Note, (ii) each Term Lender requesting a Term Note such Term Lender’s Term Note, and (iii) the Swing Line Lender the Swing Line Note, if requested by the Swing Line Lender. (b) Guaranty of Payment and Security Agreement. Each Domestic Guarantor of Payment shall have executed and delivered to the Administrative Agent, for the benefit of the Lenders, a Guaranty of Payment, in form and substance satisfactory to the Administrative Agent and the Lenders. Each Domestic Guarantor of Payment shall have executed and delivered to the Administrative Agent, for the benefit of the Lenders, a Security Agreement, in form and substance satisfactory to the Administrative Agent and the Lenders. (c) Pledge Agreements. Each Borrower and each Domestic Guarantor of Payment that has a Subsidiary shall have (i) executed and delivered to the Administrative Agent, for the benefit of the Lenders, a Pledge Agreement, in form and substance satisfactory to the Administrative Agent, with respect to the Pledged Securities, (ii) executed and delivered to the Administrative Agent, for the benefit of the Lenders, appropriate transfer powers for each of the Pledged Securities that are certificated, (iii) delivered to the Administrative Agent, for the benefit of the Lenders, the Pledged Securities (to the extent such Pledged Securities are certificated), and (iv) delivered to the Administrative Agent any other documentation (including legal opinions from foreign counsel) reasonably required by the Administrative Agent regarding the perfection of the security interest of the Administrative Agent, for the benefit of the Lenders, in such Pledged Securities. (d) Intellectual Property Security Agreements. Each Domestic Credit Party that owns intellectual property federally registered under the laws of the United States shall have executed and delivered to the Administrative Agent, for the benefit of the Lenders, an Intellectual Property Security Agreement, in form and substance satisfactory to the Administrative Agent and the Lenders. (e) Real Estate Matters. With respect to each parcel of the Mortgaged Real Property owned by a Credit Party, the Borrowers shall have delivered to the Administrative Agent evidence to the Administrative Agent’s satisfaction in its sole discretion that no portion of such Mortgaged Real Property is located in a Special Flood Hazard Area or is otherwise classified as Class A or Class BX on the Flood Maps maintained by the Federal Emergency Management Agency. 80

(f) Lien Searches. With respect to each Credit Party and its property, the Borrowers shall have caused to be delivered to the Administrative Agent (i) the results of Uniform Commercial Code lien searches (or other searches as appropriate in the applicable foreign jurisdiction), reasonably satisfactory to the Administrative Agent, (ii) the results of federal and state tax lien and judicial lien searches and pending litigation and bankruptcy searches (or other searches as appropriate in the applicable foreign jurisdiction), reasonably satisfactory to the Administrative Agent, and (iii) Uniform Commercial Code termination statements reflecting termination of all U.C.C. Financing Statements (or other searches as appropriate in the applicable foreign jurisdiction) previously filed by any Person and not expressly permitted pursuant to Section 5.9 hereof. (g) Officer’s Certificate, Resolutions, Organizational Documents. The Borrowers shall have delivered to the Administrative Agent an officer’s certificate (or comparable domestic or foreign documents) certifying the names of the officers of each Credit Party authorized to sign the Loan Documents, together with the true signatures of such officers and certified copies of (i) the resolutions of the board of directors (or comparable domestic or foreign documents) of such Credit Party evidencing approval of the execution, delivery and performance of the Loan Documents and the execution, delivery and performance of other Related Writings to which such Credit Party is a party, and the consummation of the transactions contemplated thereby, and (ii) the Organizational Documents of such Credit Party. (h) Good Standing and Full Force and Effect Certificates. The Borrowers shall have delivered to the Administrative Agent a good standing certificate or full force and effect certificate (or comparable domestic or foreign document, if neither certificate is available in the applicable jurisdiction), as the case may be, for each Credit Party, issued as of a recent date by the Secretary of State (or applicable government official or office) in the state or states (or other jurisdiction) where such Credit Party is (i) incorporated or formed and, (ii) with respect to each Domestic Credit Party, qualified as a foreign entity to the extent such Credit Party has material operations or assets in such foreign jurisdiction. (i) Legal Opinions. The Borrowers shall have delivered to the Administrative Agent opinions of counsel for each Credit Party, in form and substance satisfactory to the Administrative Agent and the Lenders. (j) Insurance Certificates. The Borrowers shall have delivered to the Administrative Agent certificates of insurance on ACORD 25 and 27 or 28 form and proof of endorsements satisfactory to the Administrative Agent and the Lenders, providing for adequate real property, personal property and liability insurance for each Company, with the Administrative Agent, on behalf of the Lenders, listed as, lender’s loss payee and additional insured, as appropriate. (k) Acquisition Documents. Borrower shall have provided to the Administrative Agent copies of the material Arcadia Acquisition Documents, certified by a Financial Officer as true and complete, including evidence that the Arcadia Acquisition has been consummated, contemporaneously with the making of the first Credit Event, in accordance with the terms of the 81

Arcadia Acquisition Documents and in compliance with applicable Law and regulatory approvals, all in form and substance reasonably satisfactory to the Administrative Agent. (l) Administrative Agent Fee Letter, Closing Fee Letter and Other Fees. The Borrowers shall have (i) executed and delivered to the Administrative Agent, the Administrative Agent Fee Letter and paid to the Administrative Agent, for its sole account, the fees stated therein that are due and payable on the Closing Date, (ii) executed and delivered to the Administrative Agent, the Closing Fee Letter and paid to the Administrative Agent, for the benefit of the Lenders, the fees stated therein to be due and payable on the Closing Date, and (iii) paid all reasonable legal fees and reasonable expenses of the Administrative Agent in connection with the preparation and negotiation of the Loan Documents. (m) Closing Certificate. The Borrowers shall have delivered to the Administrative Agent and the Lenders an officer’s certificate certifying that, as of the Closing Date, (i) all conditions precedent set forth in Sections 4.1 and 4.2 hereof have been satisfied, (ii) the Leverage Ratio (after giving effect to the Arcadia Acquisition and the initial Loans on the Closing Date) is no greater than 3.00 to 1.00, (iii) no Default or Event of Default exists or immediately after the first Credit Event will exist and (iv) each of the representations and warranties contained in Article VI hereof are true and correct as of the Closing Date. (n) Letter of Direction. The Administrative Borrower shall have delivered to the Administrative Agent a letter of direction authorizing the Administrative Agent, on behalf of the Lenders, to disburse the proceeds of the Loans, which letter of direction includes the authorization to transfer funds under this Agreement and the wire instructions that set forth the locations to which such funds shall be sent. (o) No Material Adverse Change. Other than as disclosed in any public filing, there shall not have occurred any change, development, or event that has or would reasonably be expected to have a material adverse effect on the operations, business, properties or condition (financial or otherwise) of the Companies, taken as a whole, since December 31, 2020. (p) KYC Information. Upon the reasonable request of any Lender at least five (5) days prior to the Closing Date, the Borrowers shall have provided to such Lender (i) the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, and (ii) if any Credit Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification, in form and substance satisfactory to the Administrative Agent. (q) Arcadia Credit Agreement. The Borrowers shall have delivered to the Administrative Agent an executed payoff statement with respect to any loan facility between Arcadia and Union Bank, N.A., and shall have terminated any such agreement which termination shall be deemed to have occurred upon payment in full of all of the Indebtedness outstanding thereunder and termination of the commitments established therein. 82

(r) Deposit Accounts. The Companies (other than Arcadia and its Subsidiaries) shall close each Deposit Account (other than with respect to Deposit Accounts permitted to remain open pursuant to the terms of Section 5.21(d) hereof) maintained by a Company (other than Arcadia and its Subsidiaries) at any financial institution other than the Administrative Agent. (s) Miscellaneous. The Borrowers shall have provided to the Administrative Agent and the Lenders such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent or the Lenders. Section 4.3. Post-Closing Conditions. On or before each of the dates specified in this Section 4.3 (unless a longer period is agreed to in writing by the Administrative Agent), the Borrowers shall satisfy each of the following items specified in the subsections below: (a) Foreign Guaranty of Payment. Within 30 days after the Closing Date, each Foreign Guarantor of Payment shall have executed and delivered to the Administrative Agent, for the benefit of the Lenders, a Guaranty of Payment, along with accompanying corporate documentation consistent with those being delivered pursuant to Sections 4.2(g) and (h) hereof, and appropriate legal opinions, each in form and substance satisfactory to the Administrative Agent. (b) Collateral Access Agreements. Within 60 days after the Closing Date, the Borrowers shall deliver a Collateral Access Agreement, each in form and substance satisfactory to the Administrative Agent, for each location of each Credit Party where any of the collateral securing any part of the Obligations is located, unless (i) such location is owned by the Company that owns the collateral located there, (ii) a Collateral Access Agreement is already in place covering such location pursuant to the Original Credit Agreement, or (iii) a Collateral Access Agreement would not otherwise be required pursuant to Section 5.21(e) hereof. (c) Deposit Accounts. Within 60 days after the Closing Date, Arcadia and its Subsidiaries shall close each Deposit Account (other than with respect to Deposit Accounts permitted to remain open pursuant to the terms of Section 5.21(d) hereof) maintained by Arcadia and its Subsidiaries at any financial institution other than the Administrative Agent. (d) Real Estate Matters. Within 60 days after the Closing Date, with respect to each parcel of the Mortgaged Real Property owned by a Credit Party, the Borrowers shall have delivered to the Administrative Agent: (i) the results of title and lien searches of such Mortgaged Real Property records for the county in which such Mortgaged Real Property is located; (ii) an executed original of the Mortgage (or amendment to an existing Mortgage) with respect to such Mortgaged Real Property; and (iii) an opinion of counsel with respect to such Mortgaged Real Property, in form and substance satisfactory to Lender. 83

ARTICLE V. COVENANTS Section 5.1. Insurance. Each Company shall at all times maintain insurance upon its Inventory, Equipment and other personal and real property (including, if applicable, flood insurance as required pursuant to Section 5.29 hereof) in such form, written by such companies, in such amounts, for such periods, and against such risks as is generally consistent with insurance coverage maintained by the Companies on the Closing Date, with provisions satisfactory to the Administrative Agent for, with respect to Domestic Credit Parties, payment of all losses thereunder to the Administrative Agent, for the benefit of the Lenders, and such Company as their interests may appear (with lender’s loss payable and additional insured endorsements, as appropriate, in favor of the Administrative Agent, for the benefit of the Lenders), and, if required by the Administrative Agent after the occurrence of an Event of Default, the Borrowers shall deposit the policies with the Administrative Agent. Any such Domestic Credit Party’s policies of insurance shall provide for no fewer than thirty (30) days prior written notice of cancellation (or ten (10) days in the case of cancellation for non-payment) to the Administrative Agent and the Lenders. Any sums received by the Administrative Agent, for the benefit of the Lenders, in payment of insurance losses, returns, or unearned premiums under the policies shall be applied as set forth in Section 2.12(d) and (e) and (f) hereof. The Administrative Agent is hereby authorized to act as attorney-in-fact for the Companies, after the occurrence and during the continuance of an Event of Default, in obtaining, adjusting, settling and canceling such insurance and indorsing any drafts. In the event of failure to provide such insurance as herein provided, the Administrative Agent may, at its option, provide such insurance and the Borrowers shall pay to the Administrative Agent, upon demand, the cost thereof. Should the Borrowers fail to pay such sum to the Administrative Agent upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the Default Rate. Within ten days of the Administrative Agent’s written request, the Borrowers shall furnish to the Administrative Agent such information about the insurance of the Companies as the Administrative Agent may from time to time reasonably request, which information shall be prepared in form and detail reasonable satisfactory to the Administrative Agent and certified by a Financial Officer as being true and correct in all material respects. Section 5.2. Money Obligations. Each Company shall pay in full (a) prior in each case to the date when penalties would attach, all taxes, assessments and governmental charges and levies (except only those so long as and to the extent that the same shall be contested in good faith by appropriate and timely proceedings and for which adequate provisions have been established in accordance with GAAP) for which it may be or become liable or to which any or all of its properties may be or become subject; (b) in the case of each Domestic Credit Party, all of its material wage obligations to its employees in compliance with the Fair Labor Standards Act (29 U.S.C. §§ 206-207) or any comparable provisions, and, in the case of the Foreign Guarantors of Payment, those obligations under foreign Laws with respect to employee source deductions, obligations and employer obligations to its employees; and (c) all of its other material obligations calling for the payment of money (except only those so long as and to the extent that the same shall be contested in good faith and for which adequate provisions have been established in accordance with GAAP) before such payment becomes overdue. 84

Section 5.3. Financial Statements and Information. (a) Quarterly Financials. The Borrowers shall deliver to the Administrative Agent, within forty-five (45) days after the end of each of the first three quarterly periods of each fiscal year of DMC Global (or, if earlier, within five days after the date on which DMC Global shall be required to submit its Form 10-Q), balance sheets of the Companies as of the end of such period and statements of income (loss), stockholders’ equity and cash flow for the quarter and fiscal year to date periods, all prepared on a Consolidated basis (in accordance with GAAP subject to year-end adjustments and the absence of footnotes), and certified by a Financial Officer as being true and correct in all material respects; provided that such financial statements shall be deemed to have been delivered on the date they are made available on the SEC EDGAR website or on DMC Global’s website, whichever occurs first. (b) Annual Audit Report. The Borrowers shall deliver to the Administrative Agent, within ninety (90) days after the end of each fiscal year of DMC Global (or, if earlier, within five days after the date on which DMC Global shall be required to submit its Form 10-K), an annual audit report of the Companies for that year prepared on a Consolidated (in accordance with GAAP) basis, and certified by an unqualified opinion of an independent public accountant of recognized national standing, which report shall include balance sheets and statements of income (loss), stockholders’ equity and cash-flow for that period; provided that such financial statements shall be deemed to have been delivered on the date they are made available on the SEC EDGAR website or on DMC Global’s website, whichever occurs first. (c) Compliance Certificate. The Borrowers shall deliver to the Administrative Agent, concurrently with the delivery of the financial statements set forth in subsections (a) and (b) above, a Compliance Certificate. (d) Management Reports. The Borrowers shall deliver to the Administrative Agent, concurrently with the delivery of the quarterly and annual financial statements set forth in subsections (a) and (b) above, a copy of any formal management report, letter or comparable analysis prepared by the Companies’ accountants in respect of the systems, operations, financial condition or properties of the Companies. (e) Annual Budget. The Borrowers shall deliver to the Administrative Agent, within thirty (30) days after the end of each fiscal year of DMC Global (beginning with the fiscal year of DMC Global ended December 31, 2022), an annual budget of the Companies for the then current fiscal year, to be in form and detail reasonably satisfactory to the Administrative Agent. (f) Insurance Report. The Borrowers shall deliver to the Administrative Agent, within ninety (90) days after the end of each fiscal year of DMC Global, an insurance coverage report of the Companies, to be in form and detail reasonably satisfactory to the Administrative Agent. (g) Stockholder and SEC Documents. The Borrowers shall deliver to the Administrative Agent and the Lenders, promptly after their preparation, copies of all proxy statements, financial statements and reports that DMC Global sends to its stockholders, and 85 copies of all periodic and special reports and registration statements that DMC Global files with the SEC; provided that such reports, statements and other documents shall be deemed to have been delivered on the date they are made available on the SEC EDGAR website or on DMC Global’s website, whichever occurs first. (h) Financial Information of the Companies. The Administrative Borrower shall deliver to the Administrative Agent, within ten days of the written request of the Administrative Agent, such other information about the financial condition, properties and operations of any Company as the Administrative Agent may from time to time reasonably request, which information shall be submitted in form and detail reasonably satisfactory to the Administrative Agent and certified by a Financial Officer of the Company or Companies in question as being true and correct in all material respects. Section 5.4. Financial Records. Each Company shall at all times maintain true and complete records and books of account, including, without limiting the generality of the foregoing, appropriate provisions for possible losses and liabilities, all in accordance with GAAP, and at all reasonable times (during normal business hours and upon reasonable notice to such Company) permit the Administrative Agent, or any representative of the Administrative Agent, to examine such Company’s books and records and to make excerpts therefrom and transcripts thereof; provided that so long as no Event of Default is continuing, the Companies shall only be required to reimburse the Administrative Agent for the cost of one such inspection in any fiscal year. Section 5.5. Franchises; Change in Business. (a) Each Company (other than a Dormant Subsidiary) shall preserve and maintain at all times its existence, and its rights and franchises necessary for its business, except as otherwise permitted pursuant to Section 5.12 hereof. (b) No Company shall engage in any business if, as a result thereof, the general nature of the business of the Companies taken as a whole would be substantially changed from the general nature of the business the Companies are engaged in on the Closing Date. Section 5.6. ERISA Pension and Benefit Plan Compliance. No Company shall incur any material accumulated funding deficiency within the meaning of ERISA, or any material liability to the PBGC, established thereunder in connection with any ERISA Plan. The Borrowers shall furnish to the Administrative Agent and the Lenders (i) as soon as possible and in any event within thirty (30) days after any Company knows or has reason to know that any Reportable Event with respect to any ERISA Plan has occurred, a statement of a Financial Officer of such Company, setting forth details as to such Reportable Event and the action that such Company proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to the PBGC if a copy of such notice is available to such Company, and (ii) promptly after receipt thereof a copy of any notice such Company, or any member of the Controlled Group may receive from the PBGC or the IRS with respect to any ERISA Plan administered by such Company; provided that this latter subpart shall not apply to notices of general application promulgated by the PBGC or the IRS. The Borrowers shall promptly notify the Administrative 86

Agent of any material taxes assessed, proposed to be assessed or that the Borrowers have reason to believe may be assessed against a Company by the IRS with respect to any ERISA Plan. As used in this Section 5.6, “material” means the measure of a matter of significance that shall be determined as being an amount equal to five percent (5%) of Consolidated Net Worth. As soon as practicable, and in any event within twenty (20) days, after any Company shall become aware that a material ERISA Event shall have occurred, such Company shall provide the Administrative Agent with notice of such ERISA Event with a certificate by a Financial Officer of such Company setting forth the details of the event and the action such Company or another Controlled Group member proposes to take with respect thereto. The Borrowers shall, at the request of the Administrative Agent, deliver or cause to be delivered to the Administrative Agent true and correct copies of any documents relating to the ERISA Plan of any Company. Section 5.7. Financial Covenants. (a) Leverage Ratio. The Borrowers shall not suffer or permit at any time the Leverage Ratio to exceed (i) 3.50 to 1.00 as of the last day of each of the fiscal quarters ending December 31, 2021 and March 31, 2022, (ii) 3.25 to 1.00 as of the last day of each of the fiscal quarters ending June 30, 2022, September 30, 2022, December 31, 2022 and March 31, 2023, and (iii) 3.00 to 1.00 as of the last day of the fiscal quarter ending June 30, 2023 and as of the last day of each fiscal quarter ending thereafter.3.00 to 1.00. (b) Debt Service Coverage Ratio. The Borrowers shall not suffer or permit at any time the Debt Service Coverage Ratio to be less than 1.351.25 to 1.00. Section 5.8. Borrowing. No Company shall create, incur or have outstanding any Indebtedness of any kind; provided that this Section 5.8 shall not apply to the following: (a) the Loans, the Letters of Credit and any other Indebtedness under this Agreement; (b) any loans granted to, or Capitalized Lease Obligations entered into by, any Company for the purchase or lease of fixed assets (and refinancings of such loans or Capitalized Lease Obligations), which loans and Capitalized Lease Obligations shall only be secured by the fixed assets being purchased or leased, so long as the aggregate principal amount of all such loans and Capitalized Lease Obligations for all Companies shall not exceed Ten Million Dollars ($10,000,000) at any time outstanding; (c) the Indebtedness existing on the Closing Date, in addition to the other Indebtedness permitted to be incurred pursuant to this Section 5.8, as set forth in Schedule 5.8 hereto (and any extension, renewal or refinancing thereof but only to the extent that the principal amount thereof does not increase after the Closing Date); (d) Indebtedness of any Person in existence on the date on which such Person becomes a Company, so long as (i) such Indebtedness is not incurred or created in connection with such Person becoming a Company, (ii) no other Company has any obligation with respect to such Indebtedness, (iii) none of the properties of the Companies thereof is bound with respect to 87 such Indebtedness and (iv) the aggregate principal amount of all such Indebtedness permitted by this subpart (d) shall not exceed Ten Million Dollars ($10,000,000) at any time outstanding; (e) loans to, and guaranties of Indebtedness of, a Credit Party from any other Credit Party; (f) Indebtedness owed by any Subsidiary of any Credit Party to any Credit Party and guarantees by any Credit Party of the Indebtedness of any such Subsidiary, so long as the principal amount of such Indebtedness and guarantees, when combined with the principal amount of Indebtedness owed to any Credit Party pursuant to Section 5.8(h) hereof, does not exceed an aggregate amount of Ten Million Dollars ($10,000,000) at any time outstanding; provided that no additional such Indebtedness shall be incurred and no additional such guarantees shall be made during the continuance of an Event of Default; (g) Indebtedness owed by any Company that is not a Credit Party to any other Company that is not a Credit Party and guarantees by any such Company of the Indebtedness of any other Company that is not a Credit Party; (h) Indebtedness of any Subsidiary of any Credit Party to the holders (or their respective Affiliates) of the equity interests in such Subsidiary on a basis that is substantially proportionate to their equity interests (with any disproportionately large interest received by any Credit Party or any of its respective Subsidiaries or any disproportionately small interest received by any Person other than such Credit Party or any such Subsidiary, being ignored for this purpose), so long as the principal amount of such Indebtedness owed to any Credit Party, when combined with the principal amount of Indebtedness owed to any Credit Party pursuant to Section 5.8(f) hereof, does not exceed an aggregate amount of Ten Million Dollars ($10,000,000) at any time outstanding; provided that no additional such Indebtedness shall be incurred during the continuance of an Event of Default; (i) Indebtedness under any Hedge Agreement, so long as such Hedge Agreement shall have been entered into in the ordinary course of business and not for speculative purposes; (j) Indebtedness in respect of (i) deposits made by customers and held under forward purchasing arrangements entered into with customers in the ordinary course of business, (ii) performance, bid, surety, appeal or similar bonds or completion or performance guarantees provided in the ordinary course of business, (iii) workers’ compensation claims or self-insurance obligations otherwise permitted hereunder, in each case incurred in the ordinary course of business (including, indebtedness relating to any part-time worker arrangements in accordance with the German Act on Part-Time Retirement (Altersteilzeitgesetz) or pursuant to section 7e of part IV of the German Social Security Code (Sozialgesetzbuch IV)) and (iv) past due accounts payable being contested in accordance with Section 5.2 hereof; (k) customary indemnification, reimbursement or similar obligations and warranties under leases and other contracts in the ordinary course of business; 88

(l) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided that such Indebtedness is extinguished within two Business Days after incurrence; (m) Indebtedness constituting investments permitted by Section 5.11 hereof; (n) Indebtedness owed by any Company to any Person that is a Lender or an Affiliate of a Lender at the time such Indebtedness is incurred in respect of loans in currencies other than Dollars and guarantees of any such Indebtedness by any Foreign Guarantor of Payment, so long as (i) the aggregate principal amount of Indebtedness permitted by this subpart (o) shall not exceed the equivalent amount of Ten Million Dollars ($10,000,000) calculated as of the date such Indebtedness is incurred and (ii) such Lender or such Affiliate and the Administrative Agent shall have entered into an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent; (o) Indebtedness of any Foreign Subsidiary owing to Commerzbank Aktiengesellschaft in an aggregate principal amount not to exceed Ten Million Euros (€10,000,000) at any time outstanding; (p) guarantees by DMC Global of contractual obligations of its Subsidiaries entered into in the ordinary course of business not constituting borrowed money; (q) Indebtedness incurred in connection with an Acquisition permitted hereunder, provided that (i) such Indebtedness is denominated in currencies other than Dollars, and (ii) the aggregate principal amount of such Indebtedness does not exceed Ten Million Dollars ($10,000,000) at any time outstanding; and (r) other unsecured Indebtedness, in addition to the Indebtedness listed above, in an aggregate principal amount for all Companies not to exceed Ten Million Dollars ($10,000,000) at any time outstanding. Section 5.9. Liens. No Company shall create, assume or suffer to exist (upon the happening of a contingency or otherwise) any Lien upon any of its property or assets, whether now owned or hereafter acquired; provided that this Section 5.9 shall not apply to the following: (a) Liens for taxes not yet due or that are being actively contested in good faith by appropriate proceedings and for which adequate reserves shall have been established in accordance with GAAP; (b) other statutory Liens, including, without limitation, statutory Liens of landlords, carriers, warehousers, utilities, mechanics, repairmen, workers and materialmen, incidental to the conduct of its business or the ownership of its property and assets that (i) were not incurred in connection with the incurring of Indebtedness or the obtaining of advances or credit, and (ii) do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business; 89

(c) any Lien granted to the Administrative Agent, for the benefit of the Lenders (and any Affiliates thereof); (d) the Liens existing on the Closing Date as set forth in Schedule 5.9 hereto and replacements, extensions, renewals, refundings or refinancings thereof, but only to the extent that the amount of debt secured thereby, and the amount and description of property subject to such Liens, shall not be increased; (e) purchase money Liens on fixed assets securing the loans and Capitalized Lease Obligations pursuant to Section 5.8(b) hereof, provided that such Liens are limited to the purchase price and only attaches to the property being acquired; (f) Liens in favor of any Credit Party securing Indebtedness permitted under Section 5.8(e) and (f) hereof; provided that any such Liens encumbering assets of a Credit Party shall be subordinated in right of payment to the Secured Obligations of such Credit Party under the Loan Documents on terms reasonably acceptable to the Administrative Agent; (g) Liens on the Collateral in favor of any Lender or any Affiliate of any Lender in respect of Indebtedness permitted under Section 5.8(n) hereof; provided that such Liens are pari passu with the Liens securing the Obligations and subject to the intercreditor agreement described in Section 5.8(n) hereof; (h) [Reserved]; (i) Liens on the assets of any Foreign Subsidiary securing Indebtedness permitted under Section 5.8(q) hereof, so long as such assets are not Collateral; (j) [Reserved]; (k) judgment liens in respect of judgments that do not constitute an Event of Default under Section 8.8 hereof; (l) easements or other minor defects or irregularities in title of real property not interfering in any material respect with the use of such property in the business of any Company; (m) Liens securing or arising by reason of any netting or set-off arrangement entered into in the ordinary course of banking or other trading activities or arising under the general business conditions of a bank or financial institution in respect of normal banking arrangements of a Company (including any Lien under general terms and conditions of banks or Sparkassen (Allgemeine Geschäftsbedingungen der Banken oder Sparkassen)); (n) Liens in connection with workers' compensation, professional liability insurance, insurance programs, unemployment insurance and other social security and other similar legislation or other insurance related obligations (including pledges or deposits securing liability to insurance carriers under insurance or self-insurance arrangements and Liens for any 90 obligations of Company relating to any part- time worker arrangements in accordance with the German Act on Part-Time Retirement (Altersteilzeitgesetz) or pursuant to section 7e of part IV of the German Social Security Code (Sozialgesetzbuch IV)); (o) other Liens, in addition to the Liens listed above, not incurred in connection with the incurring of Indebtedness, securing amounts, in the aggregate for all Companies, not to exceed One Million Dollars ($1,000,000) at any time; or (p) Liens incurred pursuant to the Citibank Factoring Agreement, the MUFG Factoring Agreement or the Schlumberger Factoring Agreement, in each case so long as there is no credit recourse to any Company with respect to such accounts receivable after such sale, except in the case of a breach by a Company of any Asset Representation (as defined in the Citibank Factoring Agreement) or any Asset Representation (as defined in the Schlumberger Factoring Agreement) with respect to any such receivable. No Company shall enter into any contract or agreement (other than a contract or agreement entered into in connection with the purchase or lease of fixed assets that prohibits Liens on such fixed assets) that would prohibit the Administrative Agent or the Lenders from acquiring a security interest, mortgage or other Lien on, or a collateral assignment of, any of the property or assets of such Company. Section 5.10. Regulations T, U and X. No Company shall take any action that would result in any non-compliance of the Loans or Letters of Credit with Regulations T, U or X, or any other applicable regulation, of the Board of Governors of the Federal Reserve System. Section 5.11. Investments, Loans and Guaranties. No Company shall (a) create, acquire or hold any Subsidiary, (b) make or hold any investment in any stocks, bonds or securities of any kind, (c) be or become a party to any joint venture or other partnership, (d) make or keep outstanding any advance or loan to any Person, or (e) be or become a Guarantor of any kind (other than a Guarantor of Payment under the Loan Documents); provided that this Section 5.11 shall not apply to the following: (i) any endorsement of a check or other medium of payment for deposit or collection through normal banking channels or similar transaction in the normal course of business; (ii) any investment in direct obligations of the United States or in certificates of deposit issued by a member bank (having capital resources in excess of Five Hundred Million Dollars ($500,000,000)) of the Federal Reserve System; (iii) any investment in commercial paper or securities that at the time of such investment is assigned the highest quality rating in accordance with the rating systems employed by either Moody’s or Standard & Poor’s; (iv) the holding of each of the Subsidiaries listed on Schedule 6.1 hereto, and the creation, acquisition and holding of and any investment in any new Subsidiary after 91 the Closing Date so long as such new Subsidiary shall have been created, acquired or held, and investments made, in accordance with the terms and conditions of this Agreement; (v) investments as of the Closing Date listed on Schedule 5.11 hereof, and any extensions, renewals, replacements or refinancings thereof that do not increase the amount of such investments; (vi) investments by any Credit Party in any Company that is not a Credit Party and in any joint venture that is not, and will not become, a Subsidiary, in each case, that is engaged or will be engaged in the same business as the Companies and businesses reasonably related thereto and other reasonable expansions and extensions of such business and businesses; provided that the aggregate amount of all investments permitted under this subpart (vi) shall not exceed an aggregate amount of Twenty Million Dollars ($20,000,000) at any time outstanding, of which no more than Fifteen Million Dollars ($15,000,000) may be outstanding in any such joint ventures, in each case, measured in Dollars at the time made and net of any cash returned to any Credit Party. For purposes of calculating the permitted investments under this subpart (vi), any such investments that are in the form of Indebtedness permitted under Section 5.8(g) and (i) hereof shall be included in the investments permitted under this subpart (vi), without duplication. Notwithstanding the foregoing, no additional investments shall be made pursuant to this subpart (vi) during the continuance of an Event of Default; (vii) investments by any Credit Party in any other Credit Party and investments permitted by Section 5.8(f) hereof; (viii) investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the granting of trade credit in the ordinary course of business; (ix) investments by any Company that is not a Credit Party in, to, or for the benefit of any Company that is not a Credit Party; (x) investments not otherwise permitted by this Section 5.11 in aggregate amount not to exceed One Million Dollars ($1,000,000) at any time outstanding; (xi) investments constituting Indebtedness permitted by Section 5.8, investments constituting transactions permitted by Sections 5.12(a) or (g) hereof, investments received as consideration from any disposition permitted by Section 5.12 hereof, and investments constituting Acquisitions permitted by Section 5.13 hereof; (xii) investments received in satisfaction of judgments, settlements of accounts, debts or compromises of obligations or as consideration for the settlement, release or surrender of a contract, tort or other litigation claims, in each case in the ordinary course of business, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer; or 92

(xiii) prepaid expenses and advances in the ordinary course of business, and lease, utility, workers’ compensation, performance and other similar deposits in the ordinary course of business. For purposes of this Section 5.11, the amount of any investment in equity interests shall be based upon the initial amount invested and shall not include any appreciation in value or return on such investment but shall take into account repayments, redemptions and return of capital. Section 5.12. Merger and Sale of Assets. No Company shall merge, amalgamate or consolidate with any other Person, or sell, lease or transfer or otherwise dispose of any assets to any Person other than in the ordinary course of business, except that, if no Default or Event of Default shall then exist or immediately thereafter shall begin to exist: (a) a Company may merge, amalgamate or consolidate with any other Company; provided that (i) if one of such Companies is a Credit Party, the Credit Party shall be the continuing or surviving Person, (ii) if one of such Companies is a Borrower, a Borrower shall be the continuing or surviving Person, and (iii) if one of such Companies is DMC Global, DMC Global shall be the continuing or surviving Person; (b) a Credit Party may sell, lease, transfer or otherwise dispose of any of its assets (including any equity interest of a Subsidiary of DMC) to another Credit Party; (c) a Company that is not a Credit Party may sell, lease, transfer or otherwise dispose of any of its assets to any other Company; (d) a Company (other than a Borrower) may be dissolved, provided that, if such Company is a Credit Party, all assets of such Company shall have been transferred to another Credit Party; (e) a Company may sell, lease, transfer or otherwise dispose of any assets that are obsolete or no longer useful in such Company’s business; (f) any disposition (excludingof assets (including any disposition consisting of any equity interest in any of the Subsidiariesinterests of a Subsidiary of DMC Global) of assets if (i) the consideration therefor is not less than the fair market value of the related asset (as determined in good faith by a Financial Officer) and (ii) after giving effect thereto, the aggregate fair market value of the assets as reasonably determined by DMC Global disposed of in all dispositions pursuant to this subpart (f) would not exceed Five Million Dollars ($5,000,000) during any fiscal year of DMC Global and Fifteen Million ($15,000,000) in the aggregate, at any time, fifteen percent (15.0%) of Consolidated Total Assets in the aggregate commencing with the First Amendment Effective Date and during the term of this Agreement; provided that the consideration for any disposition shall consist of at least seventy-five percent (75%) cash or Cash Equivalents payable at closing; 93

(g) dispositions of indebtedness from DMC Global to a Subsidiary thereof that is a Credit Party or from a Subsidiary of DMC Global that is a Credit Party to DMC Global or another Subsidiary thereof that is a Credit Party in exchange for, upon conversion for, or in contribution in respect of, equity interests in such Subsidiary of DMC Global in connection with the capitalization or recapitalization from time to time of any such Subsidiary and dispositions of Indebtedness from a Subsidiary that is not a Credit Party to another Subsidiary that is not a Credit Party in exchange for, upon conversion for, or contribution in respect of, equity interests in such Subsidiary that is not a Credit Party in connection with the capitalization or recapitalization from time to time of any such Subsidiary; (h) dispositions occurring as the result of a casualty event, condemnation or expropriation; (i) payment of Restricted Payments permitted by Section 5.15 hereof; (j) the Companies may sell accounts receivable pursuant to the Citibank Factoring Agreement, so long as there is no credit recourse to any Company with respect to such accounts receivable after such sale, except in the case of a breach by a Company of any Asset Representation (as defined in the Citibank Factoring Agreement) with respect to any such receivable; (k) the Companies may sell accounts receivable pursuant to the MUFG Factoring Agreement, so long as there is no credit recourse to any Company with respect to such accounts receivable after such sale; and (l) the Companies may sell accounts receivable pursuant to the Schlumberger Factoring Agreement, so long as there is no credit recourse to any Company with respect to such accounts receivable after such sale, except in the case of a breach by a Company of any Asset Representation (as defined in the Schlumberger Factoring Agreement) with respect to any such receivable. Section 5.13. Acquisitions. No Company shall effect an Acquisition; provided that (a) DMC Global may consummate the Arcadia Acquisition on the Closing Date and may enter into the other transactions contemplated by Section 5.15(d) hereof in accordance with the terms thereof, and (b) a Company may effect any other Acquisition so long as: (i) in the case of an Acquisition that involves a merger, amalgamation or other combination including a Borrower, such Borrower shall be the surviving entity and, in all cases, DMC Global shall be a surviving entity; (ii) in the case of an Acquisition that involves a merger, amalgamation or other combination including a Credit Party (other than a Borrower), a Credit Party shall be the surviving entity; (iii) the business to be acquired shall be similar or related to the lines of business of the Companies; 94

(iv) no Default or Event of Default shall exist prior to or, after giving pro forma effect to such Acquisition, thereafter shall begin to exist; (v) such Acquisition is not actively opposed by the board of directors (or similar governing body) of the selling Persons or the Persons whose equity interests are to be acquired; (vi) the Leverage Ratio, calculated on a pro forma basis for the most recently ended trailing four-quarter period giving effect to such Acquisition, shall be lessnot greater than 3.002.75 to 1.00 (provided that, if the Leverage Ratio requirement pursuant to Section 5.7(a) hereof then in effect is less than 3.25 to 1.00, then the Leverage Ratio shall be at least one-quarter turn (.25x) below the Leverage Ratio covenant requirement pursuant to Section 5.7(a) then in effect);; (vii) if the aggregate Consideration for an anticipated Acquisition is greater than Twenty-Five Million Dollars ($25,000,000), and one or more Companies have previously consummated an Acquisition permitted hereunder after the Closing Date the aggregate Consideration for which was in excess of Twenty-Five Million Dollars ($25,000,000), the Companies shall have received the written consent of the Administrative Agent and the Required Lenders with respect to such anticipated Acquisition; and (viii) in the case of an Acquisition with an aggregate Consideration greater than Ten Million Dollars ($10,000,000), or the equivalent in such other currency used in connection with such Acquisition, DMC Global shall (A) have delivered to the Administrative Agent and the Lenders at least ten (10) Business Days prior written notice of any such proposed Acquisition, which notice shall (1) contain the estimated date such proposed Acquisition is scheduled to be consummated, (2) attach a true and correct copy of the draft purchase agreement (if available), letter of intent, description of material terms or similar agreements executed by the parties thereto in connection with such proposed Acquisition, (3) contain the estimated aggregate Consideration of such proposed Acquisition and the estimated amount of related costs and expenses and the intended method of financing thereof, (4) contain historical financial statements of the target entity and a pro forma financial statement of the Companies, (5) contain the estimated amount of Loans required to effect such proposed Acquisition and (6) be accompanied by an officer’s certificate executed by a Financial Officer, certifying as to compliance with the requirements of this Section 5.13 and containing the calculation required in subpart (vi) above; and (B) provide any such other information regarding the Acquisition as the Administrative Agent may request. Section 5.14. Notice. Each Borrower shall cause a Financial Officer of such Borrower to promptly notify the Administrative Agent and the Lenders, in writing, whenever any of the following shall occur: (a) a Default or Event of Default may occur hereunder; 95

(b) a Borrower receives written notice of any litigation or proceeding against such Borrower before a court, administrative agency or arbitrator that, if successful, would reasonably be expected to have a Material Adverse Effect; (c) the approval by the shareholders or directors of DMC Global of the acquisition of ownership or voting control, directly or indirectly, beneficially (within the meaning of Rules 13d-3 and 13d-5 of the Exchange Act) or of record, by any Person or group (within the meaning of Sections 13d and 14d of the Exchange Act), of shares representing more than thirty-five percent (35%) of the aggregate ordinary Voting Power represented by the issued and outstanding equity interests of DMC Global; and (d) any event or occurrence which has or would reasonably be expected to have a Material Adverse Effect on such Borrower. Section 5.15. Restricted Payments. No Company shall make or commit itself to make any Restricted Payment at any time, except that: (a) DMC Global may make Capital Distributions pursuant to and in accordance with any stock option plans or other benefit plans for management (including non-employee directors) or employees of any Company in an aggregate amount not to exceed Five Million Dollars ($5,000,000) during any fiscal year of DMC Global; provided that the foregoing cap shall not apply to any such Capital Distribution made pursuant to the terms and provisions of that certain DMC Global Inc. Amended and Restated Nonqualified Deferred Compensation Plan, effective as of August 30, 2017, and in each case of such Capital Distribution only to the extent resulting from a vested deferral or diversification of a Restricted Stock Award (as defined therein) by an eligible employee thereunder; (b) DMC Global may make Capital Distributions (other than Capital Distributions permitted pursuant to subpart (c) below) so long as (i) no Default or Event of Default shall then exist or, after giving pro forma effect to such payment, thereafter shall begin to exist, and (ii) the Leverage Ratio, calculated on a pro forma basis for the most recently ended trailing four-quarter period giving effect to such Capital Distribution as if it were paid at the commencement of such four-quarter period, is at least one-quarter turn (0.25) below the Leverage Ratio otherwise in effect as set forth in Section 5.7(a) hereofnot greater than 2.75 to 1.00; (c) DMC Global may (i) issue Preferred Stock upon the exercise of any put option byand/or other capital stock in connection with the Arcadia Minority Holders pursuant to the Arcadia Acquisition DocumentsEquity Repurchase, and (ii) make Capital Distributions (including redemption of such Preferred Stock) thereon in accordance with the terms thereof so long as (A) no Default or Event of Default shall then exist or, after giving pro forma effect to such payment, thereafter shall begin to exist, (B) the Leverage Ratio, calculated on a pro forma basis for the most recently ended trailing four-quarter period giving effect to such Capital Distribution as if it were paid at the commencement of such four-quarter period, is at least one-quarter turn (0.25) below the Leverage Ratio otherwise in effect as set forth in Section 5.7(a) hereofnot greater than 2.75 to 1.00, (C) the Debt Service Coverage Ratio, calculated on a pro forma basis for the most recently ended trailing four-quarter period after giving effect to such 96

Capital Distribution as if it were paid at the commencement of such four-quarter period is not less than 1.351.25 to 1.00, and (D) the Liquidity Amount is not less than Twenty Million Dollars ($20,000,000); and (d) DMC Global may make Restricted Payments toin connection with the Arcadia Minority Holders upon the exercise of any call option held by a Company or put option held by the Arcadia Minority Holders on additional equity interests in ArcadiaEquity Repurchase, so long as (i) no Default or Event of Default shall then exist or, after giving pro forma effect to such payment, thereafter shall begin to exist, (ii) the Leverage Ratio, calculated on a pro forma basis for the most recently ended trailing four-quarter period giving effect to such Restricted Payment as if it were paid at the commencement of such four-quarter period, is at least one-quarter turn (0.25) below the Leverage Ratio otherwise in effect as set forth in Section 5.7(a) hereofnot greater than 2.75 to 1.00, (iii) the Debt Service Coverage Ratio, calculated on a pro forma basis for the most recently ended trailing four-quarter period after giving effect to such Restricted Payment as if it were paid at the commencement of such four-quarter period, is not less than 1.351.25 to 1.00, and (iv) the Liquidity Amount is not less than Twenty Million Dollars ($20,000,000). Section 5.16. Environmental Compliance. Each Company shall comply in all material respects with any and all Environmental Laws and Environmental Permits including, without limitation, all Environmental Laws in jurisdictions in which such Company owns or operates a facility or site, arranges for disposal or treatment of hazardous substances, solid waste or other wastes, accepts for transport any hazardous substances, solid waste or other wastes or holds any interest in real property or otherwise. Each Company shall furnish to the Administrative Agent and the Lenders, promptly after receipt thereof, a copy of any material notice any such Company may receive from any Governmental Authority or private Person, or otherwise, that any material litigation or proceeding pertaining to any environmental, health or safety matter has been filed or is threatened against such Company, any real property in which such Company holds any interest or any past or present operation of such Company. Each Company shall use commercially reasonable efforts to prevent the material release or disposal of hazardous waste, solid waste or other wastes on, under or to any real property in which any Company holds any ownership interest or performs any of its operations, in violation of any Environmental Law. As used in this Section 5.16, “litigation or proceeding” means any demand, claim, notice, suit, suit in equity action, administrative action or investigation whether brought by any Governmental Authority or private Person, or otherwise. Each Borrower shall defend, indemnify and hold the Administrative Agent and the Lenders harmless against all costs, expenses, claims, damages, penalties and liabilities of every kind or nature whatsoever (including attorneys’ fees) arising out of or resulting from the noncompliance of any Company with any Environmental Law. Such indemnification shall survive any termination of this Agreement. Section 5.17. Affiliate Transactions. No Company shall, directly or indirectly, enter into or permit to exist any transaction or series of transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of a Company (other than a Company that is a Credit Party or a Foreign Subsidiary) on terms that shall be less favorable to such Company than those that might be obtained at the time 97 in a transaction with a Person that is not an Affiliate of a Company; provided that the foregoing shall not prohibit: (a) the payment of reasonable fees, expenses and compensation to officers, directors, managers, employees and consultants and customary indemnification and insurance arrangements in favor of any such officer, director, manager, employee or consultant, and any agreement related to any of the foregoing entered into in the ordinary course of business; (b) any agreements in existence on the Closing Date, as set forth on Schedule 5.17 hereto, as such agreements may be renewed, replaced or otherwise modified after the Closing Date upon terms which taken as a whole are not less favorable to the Credit Parties than the original terms of such agreements; (c) transactions between or among Companies that are not Credit Parties; (d) intercompany Indebtedness permitted by Section 5.8 hereof; or (e) investments permitted by Section 5.11 hereof, transactions permitted by Section 5.12 hereof, Acquisitions permitted by Section 5.13 hereof, and Restricted Payments permitted by Section 5.15 hereof. Section 5.18. Use of Proceeds. The Borrowers’ use of the proceeds of the Loans shall be for working capital and other general corporate purposes of the Companies and for the refinancing of existing Indebtedness and for Acquisitions permitted hereunder including the Arcadia Acquisition; provided that (a) the proceeds of the DDTL Loans shall be used solely for the Arcadia Equity Repurchase and (b) the proceeds of the Revolving Loans may be used for the Arcadia Equity Repurchase, so long as, in the case of each of subparts (a) and (b) above, such funds are used as designated within five (5) Business Days of the making of any such Loan. The Borrowers will not, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, (ai) (iA) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (iiB) in any other manner that would result in a violation of applicable Sanctions by any Person (including any Person participating in the Loans, whether as underwriter, advisor, investor, or otherwise); or (bii) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of applicable Anti-Corruption Laws. Section 5.19. Corporate Names and Locations of Collateral. No Company shall (a) change its corporate name, or (b) change its state, province or other jurisdiction, or form of organization, or extend or continue its existence in or to any other jurisdiction (other than its jurisdiction of organization at the date of this Agreement); unless, in each case, the Borrowers shall have provided the Administrative Agent and the Lenders with at least ten (10) days prior written notice thereof. The Administrative Borrower shall also promptly notify the Administrative Agent of (i) any change in any location where any Domestic Credit Party’s Inventory or Equipment with a value in excess of Five Hundred Thousand Dollars ($500,000) is 98 maintained, and any new locations where any Domestic Credit Party’s Inventory or Equipment with a value in excess of Five Hundred Thousand Dollars ($500,000) is to be maintained; (ii) any change in the location of the office where any Domestic Credit Party’s records pertaining to its Accounts are kept; (iii) the location of any new places of business and the changing or closing of any of its existing places of business; and (iv) any change in the location of any Credit Party’s chief executive office. In the event of any of the foregoing or if otherwise deemed appropriate by the Administrative Agent, the Administrative Agent is hereby authorized to file new U.C.C. Financing Statements describing the Collateral and otherwise in form and substance sufficient for recordation wherever necessary or appropriate, as determined in the Administrative Agent’s sole discretion, to perfect or continue perfected the security interest of the Administrative Agent, for the benefit of the Lenders, in the Collateral. The Borrowers shall pay all filing and recording fees and taxes in connection with the filing or recordation of such U.C.C. Financing Statements and security interests and shall promptly reimburse the Administrative Agent therefor if the Administrative Agent pays the same. Such amounts not so paid or reimbursed shall be Related Expenses hereunder. Section 5.20. Subsidiary Guaranties, Security Documents and Pledge of Stock or Other Ownership Interest. (a) Guaranties and Security Documents. Each Subsidiary (that is not a Dormant Subsidiary) that is a Subsidiary created, acquired or held subsequent to the Closing Date, shall promptly execute and deliver to the Administrative Agent, for the benefit of the Lenders, a Guaranty of Payment (or a Guaranty of Payment Joinder) of all of the Obligations and, with respect to any such Subsidiary that is a Domestic Subsidiary, a Security Agreement (or a Security Agreement Joinder), such agreements to be prepared by the Administrative Agent and to be substantially equivalent to the applicable agreements entered into by similarly situated then-existing Credit Parties, along with any such other supporting documentation, Security Documents (as applicable), corporate governance and authorization documents, and an opinion of counsel as may be substantially equivalent to those delivered in respect of similarly situated then-existing Credit Parties. With respect to a Subsidiary that has been classified as a Dormant Subsidiary, at such time that such Subsidiary no longer meets the requirements of a Dormant Subsidiary, the Administrative Borrower shall provide to the Administrative Agent prompt written notice thereof, and shall provide, with respect to such Subsidiary, all of the documents referenced in the foregoing sentence. (b) Pledge of Stock or Other Ownership Interest. With respect to the creation or acquisition of a Subsidiary, the Borrowers shall deliver to the Administrative Agent, for the benefit of the Lenders, all of the share certificates (or other evidence of equity) owned by a Credit Party pursuant to the terms of a Pledge Agreement prepared by the Administrative Agent and substantially equivalent to the Pledge Agreements entered into by similarly situated then-existing Credit Parties, and executed by the appropriate Credit Party; provided that (i) no such pledge shall include (A) shares of capital stock or other equity interests of any Foreign Subsidiary that is not a first-tier Foreign Subsidiary, and (B) shares of voting capital stock or other voting equity interests in any first-tier Foreign Subsidiary in excess of sixty-five percent (65%) of the total outstanding shares of voting capital stock or other voting equity interest of such first-tier Foreign Subsidiary, and (ii) if the Administrative Agent, in its reasonable 99 discretion, after consultation with the Administrative Borrower, determines that the cost of delivery of any such share certificates is illegal, impractical or cost-prohibitive, then the Administrative Agent may agree to forego (until such time as the Administrative Agent determines it is no longer illegal, impractical or cost-prohibitive in light of the circumstances to do so) the delivery of such share certificates. (c) Perfection or Registration of Interest in Foreign Shares. (i) With respect to any foreign shares pledged to the Administrative Agent, for the benefit of the Lenders, on or after the Closing Date, the Administrative Agent shall at all times, in the reasonable discretion of the Administrative Agent or the Required Lenders, have the right to perfect, at the Borrowers’ cost, payable upon request therefor (including, without limitation, any foreign counsel, or foreign notary, filing, registration or similar, fees, costs or expenses), its security interest in such shares in the respective foreign jurisdiction. Such perfection may include the requirement that the applicable Company promptly execute and deliver to the Administrative Agent a separate pledge document (prepared by the Administrative Agent and in form and substance satisfactory to the Administrative Agent), covering such equity interests, that conforms to the requirements of the applicable foreign jurisdiction, together with an opinion of local counsel as to the perfection of the security interest provided for therein, and all other documentation reasonably necessary to effect the foregoing and to permit the Administrative Agent to exercise any of its rights and remedies in respect thereof. (ii) With respect to any pledges governed by German law over shares or interests in a company incorporated or established in Germany, the Administrative Agent shall hold (with regard to its own rights under the Abstract Acknowledgement of Debt), administer and, as the case may be, enforce or release such security interests in the name of and for and on behalf of the Lenders and in its own name on the basis of the abstract acknowledgement of indebtedness pursuant to the Abstract Acknowledgement of Debt. For the purposes of entering into any such pledge agreement, performing the rights and obligations thereunder, amending, enforcing and/or releasing such pledge, each Lender hereby instructs and authorizes the Administrative Agent to act as its agent (Stellvertreter). At the request of the Administrative Agent, each Lender shall provide the Administrative Agent with a separate written power of attorney (Spezialvollmacht) for the purposes of executing any relevant agreements and documents on their behalf. Each Lender hereby ratifies and approves all acts previously done by the Administrative Agent on such Lender's behalf. The Administrative Agent accepts its appointment as agent and administrator of the security interests created under any such pledge agreement on the terms and subject to the conditions set out in this Agreement and the Lenders, the Administrative Agent and all other parties to this Agreement agree that, in relation to the pledges governed by German law, no Lender shall exercise any independent power to enforce any security interests or take any other action in relation to the enforcement of such security interests, or make or receive any declarations in relation thereto. Each Lender hereby instructs the Administrative Agent (with the right of sub-delegation) to enter into any documents evidencing security interests under German law and to make and accept all declarations and take all actions it considers necessary or useful in connection with any security interests governed by German law on behalf of such Lender. The Administrative Agent shall further be entitled to rescind, release, amend and/or execute new and different documents securing the security interests governed by German law. 100

(d) Foreign Subsidiary Guaranties. Anything in this Section 5.20 to the contrary notwithstanding, the Administrative Agent may forego the requirement that a Foreign Subsidiary execute a Guaranty of Payment if the Administrative Agent determines, in its reasonable judgment, after consultation with Administrative Borrower, that the execution and delivery of such Guaranty of Payment under the laws of such foreign jurisdiction (i) is impractical or cost prohibitive in light of the benefits, or (ii) will have material adverse tax consequences, provided that the relevant Foreign Subsidiary has used reasonable endeavors to overcome such obstacle. Section 5.21. Collateral. Each Domestic Credit Party shall: (a) at all reasonable times and upon reasonable notice, allow the Administrative Agent and the Lenders by or through any of the Administrative Agent’s officers, agents, employees, attorneys or accountants to (i) examine, inspect and make extracts from such Domestic Credit Party’s books and other records, including, without limitation, the tax returns of such Domestic Credit Party, (ii) arrange for verification of such Domestic Credit Party’s Accounts, under reasonable procedures, directly with Account Debtors or by other methods, and (iii) examine and inspect such Domestic Credit Party’s Inventory and Equipment, wherever located; provided that so long as no Event of Default is continuing, the Companies shall only be required to reimburse the Administrative Agent for the cost of one such inspection in any fiscal year; (b) promptly furnish to the Administrative Agent upon request (i) additional statements and information with respect to the Collateral, and all writings and information relating to or evidencing any of such Domestic Credit Party’s Accounts (including, without limitation, computer printouts or typewritten reports listing the mailing addresses of all present Account Debtors), and (ii) any other writings and information as the Administrative Agent may reasonably request; (c) promptly notify the Administrative Agent in writing upon the acquisition or creation of any Accounts with respect to which the Account Debtor is the United States of America or any other Governmental Authority; (d) promptly notify the Administrative Agent in writing upon the acquisition or creation by any Domestic Credit Party of a Deposit Account or Securities Account not listed on Schedule 6.19 hereto and, prior to or simultaneously with the creation of such Deposit Account or Securities Account, subject to Section 4.3(b), provide for the execution of a Deposit Account Control Agreement or Securities Account Control Agreement with respect thereto, if required by the Administrative Agent or the Required Lenders; provided that a Control Agreement shall not be required for a Deposit Account so long as (i) the balance of such Deposit Account does not exceed Two Hundred Fifty Thousand Dollars ($250,000) at any time, and (ii) the aggregate balance in all such Deposit Accounts (that are not maintained with the Administrative Agent) that are not subject to a Control Agreement does not exceed Two Million Dollars ($2,000,000) at any time; 101

(e) promptly notify the Administrative Agent in writing whenever the Equipment or Inventory of a Domestic Credit Party is located at a location of a third party (other than another Company) that is not listed on Schedule 6.9 hereto and, subject to Section 4.3(a), cause to be executed any Collateral Access Agreement that may be required by the Administrative Agent or the Required Lenders; provided that the Domestic Credit Parties shall not be required to deliver a Collateral Access Agreement for any Equipment or Inventory located at such location to the extent that (i) the aggregate value of all Equipment and Inventory of all Companies maintained at such location does not exceed Five Hundred Thousand Dollars ($500,000), and (ii) the aggregate value of all Equipment and Inventory of all Companies at all third party locations (that are not subject to a Collateral Access Agreement) does not exceed One Million Dollars ($1,000,000). (f) promptly notify the Administrative Agent and the Lenders in writing of any information that such Domestic Credit Party has or may receive with respect to the Collateral that might reasonably be determined to materially and adversely affect the value of the Collateral of such Domestic Credit Party or the rights of the Administrative Agent and the Lenders with respect thereto; (g) maintain such Domestic Credit Party’s Equipment in good operating condition and repair, ordinary wear and tear excepted, making all necessary replacements thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved in all material respects; (h) deliver to the Administrative Agent, to hold as security for the Secured Obligations, within ten Business Days after the written request of the Administrative Agent, all certificated Investment Property owned by a Domestic Credit Party, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent, or in the event such Investment Property is in the possession of a Securities Intermediary or credited to a Securities Account, execute with the related Securities Intermediary a Securities Account Control Agreement over such Securities Account in favor of the Administrative Agent, for the benefit of the Lenders, in form and substance reasonably satisfactory to the Administrative Agent; (i) provide to the Administrative Agent, on a quarterly basis (as necessary), a list of any patents, trademarks or copyrights that have been federally registered under the laws of the United States of America by a Domestic Credit Party that have been federally registered under the laws of the United States of America since the last list so delivered, and provide for the execution of an appropriate Intellectual Property Security Agreement; and (j) upon request of the Administrative Agent, promptly take such action and promptly make, execute and deliver all such additional and further items, deeds, assurances, instruments and any other writings as the Administrative Agent may from time to time deem necessary or appropriate to carry into effect the intention of this Agreement, or so as to completely vest in and ensure to the Administrative Agent and the Lenders their respective rights hereunder and in or to the Collateral. 102

Each Domestic Credit Party hereby authorizes the Administrative Agent, on behalf of the Lenders, to file U.C.C. Financing Statements or other appropriate notices with respect to the Collateral. If certificates of title or applications for title are issued or outstanding with respect to any of the Inventory or Equipment of any Domestic Credit Party, such Domestic Credit Party shall, upon request of the Administrative Agent, (i) execute and deliver to the Administrative Agent a short form security agreement, prepared by the Administrative Agent and in form and substance satisfactory to the Administrative Agent, and (ii) deliver such certificate or application to the Administrative Agent and cause the interest of the Administrative Agent, for the benefit of the Lenders, to be properly noted thereon. Each Domestic Credit Party hereby authorizes the Administrative Agent or the Administrative Agent’s designated agent (but without obligation by the Administrative Agent to do so) to incur Related Expenses (whether prior to, upon, or subsequent to any Default or Event of Default), and the Borrowers shall promptly repay, reimburse, and indemnify the Administrative Agent and the Lenders for any and all Related Expenses. If any Domestic Credit Party fails to keep and maintain its Equipment in good operating condition, ordinary wear and tear excepted, the Administrative Agent may (but shall not be required to) so maintain or repair all or any part of such Domestic Credit Party’s Equipment and the cost thereof shall be a Related Expense; provided that, if no Default or Event of Default exists at the time of such maintenance or repair, the Administrative Agent has provided such Credit Party with written notice of any required maintenance or repair and such Credit Party has not taken action to maintain or repair such Equipment within thirty (30) days of receipt of such notice. All Related Expenses are payable to the Administrative Agent upon demand therefor; the Administrative Agent may, at its option, debit Related Expenses directly to any Deposit Account of a Company located at the Administrative Agent or the Revolving Loans. Section 5.22. Property Acquired Subsequent to the Closing Date and Right to Take Additional Collateral. The Borrowers shall provide the Administrative Agent with prompt written notice with respect to any material real or personal property (other than in the ordinary course of business and excluding Accounts, Inventory, Equipment and General Intangibles and other property acquired in the ordinary course of business or any Investment Property that constitutes securities of a Foreign Subsidiary not required to be pledged pursuant to this Agreement) acquired by any Domestic Credit Party subsequent to the Closing Date (unless notice has already been provided pursuant to section 5.13 hereof). In addition to any other right that the Administrative Agent and the Lenders may have pursuant to this Agreement or otherwise, upon written request of the Administrative Agent, whenever made, the Borrowers shall, and shall cause each Domestic Guarantor of Payment to, grant to the Administrative Agent, for the benefit of the Lenders, as additional security for the Secured Obligations, a first Lien on any real or personal property of each Borrower and Domestic Guarantor of Payment (other than for leased equipment or equipment subject to a purchase money security interest in which the lessor or purchase money lender of such equipment holds a first priority security interest, in which case, the Administrative Agent shall have the right to obtain a security interest junior only to such lessor or purchase money lender), including, without limitation, the real property located at (a) 4407 FM 933, North Whitney, Texas 76692, (b) 3225 Washington Boulevard, Vernon, California 90058, and (c) any other property acquired subsequent to the Closing Date, in which the Administrative Agent does not have a first priority Lien. The Borrowers agree, within ten days after the date of such written request (or such longer period as may be agreed to by the Administrative Agent in writing in its sole discretion), to secure all of 103 the Secured Obligations by delivering to the Administrative Agent security agreements, intellectual property security agreements, pledge agreements, mortgages (or deeds of trust, if applicable) or other documents, instruments or agreements or such thereof as the Administrative Agent may reasonably require. The Borrowers shall pay all reasonable recordation, legal and other expenses in connection therewith. Section 5.23. Restrictive Agreements. Except as set forth in this Agreement and except for agreements listed on Schedule 5.23 hereto and modifications thereto that are not less favorable to the Companies or the interests of the Lenders hereunder than the original terms of such agreements, the Borrowers shall not, and shall not permit any of their Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (a) make, directly or indirectly, any dividend or other capital distribution to any Borrower, (b) make, directly or indirectly, loans or advances or capital contributions to any Borrower or (c) transfer, directly or indirectly, any of the properties or assets of such Subsidiary to any Borrower; except for such encumbrances or restrictions existing under or by reason of (i) applicable Law, (ii) customary non-assignment provisions in leases or other agreements entered in the ordinary course of business and consistent with past practices, or (iii) customary restrictions in security agreements or mortgages securing Indebtedness, or capital leases, of a Company to the extent such restrictions shall only restrict the transfer of the property subject to such security agreement, mortgage or lease. Section 5.24. Other Covenants and Provisions. In the event that any Company shall enter into, or shall have entered into, any Material Indebtedness Agreement, wherein the financial covenants contained therein shall be more restrictive than the financial covenants set forth herein, then the Companies shall immediately be bound hereunder (without further action) by such more restrictive financial covenants with the same force and effect as if such financial covenants were written herein. In addition to the foregoing, the Borrowers shall provide prompt written notice to the Administrative Agent of the creation or existence of any Material Indebtedness Agreement that has such more restrictive financial covenants, and shall, within fifteen (15) days thereafter (if requested by the Administrative Agent), execute and deliver to the Administrative Agent an amendment to this Agreement that incorporates such more restrictive financial covenants, with such amendment to be in form and substance satisfactory to the Administrative Agent. Section 5.25. Guaranty Under Material Indebtedness Agreement. No Company shall be or become a primary obligor or Guarantor of the Indebtedness incurred pursuant to any Material Indebtedness Agreement unless such Company shall also be a Guarantor of Payment under this Agreement prior to or concurrently therewith. Section 5.26. Amendment of Organizational Documents. Without the prior written consent of the Administrative Agent, no Company shall amend its Organizational Documents in any manner adverse to the Lenders. Section 5.27. Fiscal Year of Borrowers. No Borrower shall change the date of its fiscal year-end without the prior written consent of the Administrative Agent and the Required 104

Lenders. As of the Closing Date, the fiscal year end of each Borrower is December 31 of each year. Section 5.28. Compliance with Laws. The Borrowers shall, and shall cause each Subsidiary to, comply in all material respects with all Laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws, Anti-Corruption Laws and applicable Sanctions. The Borrowers shall maintain in effect and enforce such policies and procedures as it has determined to be reasonably necessary to ensure compliance in all material respects by the Borrowers, the Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. The undertakings set out in this Section 5.28 shall not apply to or with respect to any Subsidiary and any of their respective directors, officers, employees and agents that qualifies as a resident party domiciled in the Federal Republic of Germany (Inländer) within the meaning of section 2 paragraph 15 of the German Foreign Trade Act (Außenwirtschaftsgesetz) to the extent that compliance with such undertakings by any such party would result in (i) any violation of, or conflict with, the Council Regulation (EC) 2271/96 or (ii) any violation of, or conflict with, Section 7 of the German Foreign Trade Ordinance (Aussenwirtschaftsverordnung) or any other similar anti-boycott statute. Section 5.29. Flood Hazard. If any portion of any Mortgaged Real Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the Flood Insurance Laws, then Administrative Borrower shall, or shall cause the applicable Credit Parties to (a) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws, which such insurance shall (i) identify the addresses of each property located in a special flood hazard area, (ii) indicate the applicable flood zone designation, the flood insurance coverage and deductible relating thereto, (iii) provide that the insurer will give the Administrative Agent at least forty-five (45) days’ written notice of cancellation or non-renewal, and (iv) shall otherwise be in form and substance satisfactory to the Administrative Agent, and (b) deliver to the Administrative Agent evidence of such compliance, in form and substance reasonably acceptable to the Administrative Agent, including, without limitation, evidence of annual renewals of such insurance. The applicable Credit Party shall also provide to the Administrative Agent from time to time such documents and other information reasonably requested by the Administrative Agent to permit the Administrative Agent and each Lender to comply with Flood Insurance Laws and any other applicable flood regulations. AnyEach of the parties hereto acknowledges and agrees that, if there is any Mortgaged Real Property, any increase, extension or renewal of any of the Commitment (including the provision of Increase in Commitment or any other incremental credit facilities hereunder, but excluding (i) any continuation or conversion of borrowings, (ii) the making of any Revolving Loans or (iii) the issuance, renewal or extension of Letters of Credit) shall be subject to (and conditioned upon): (1) the prior delivery of all flood hazard determination certifications, acknowledgements and evidence of flood insurance and other flood-related documentation with respect to such Mortgaged Real Property as required by Flood Insurance Laws and as otherwise reasonably required by the Lenders and (2) the Administrative Agent shall have received written confirmation from the Lenders, flood insurance due diligence 105 and flood insurance compliance reasonably satisfactory to the Administrative Agent.has been completed by the Lenders (such written confirmation not to be unreasonably withheld, conditioned or delayed). The Administrative Agent shall not enter into any Mortgage in respect of any real property acquired by the Borrower or any other Credit Party after the Closing Date until (1) the date that occurs 45 days after the Administrative Agent has delivered to the Lenders (which may be delivered electronically) the following documents in respect of such real property: (i) a completed flood hazard determination from a third party vendor; (ii) if such real property is located in a “special flood hazard area”, (A) a notification to the Administrative Borrower of that fact and (if applicable) a notification to the Administrative Borrower that flood insurance coverage is not available and (B) evidence of the receipt by the Administrative Borrower of such notice; and (iii) if such notice is required to be provided to the Administrative Borrower and flood insurance is available in the community in which such real property is located, evidence of required flood insurance and (2) the Administrative Agent shall have received written confirmation from each of the Lenders that flood insurance due diligence and flood insurance compliance has been completed by the Lenders (such written confirmation not to be unreasonably conditioned, withheld or delayed). Section 5.30. Further Assurances. The Borrowers shall, and shall cause each other Credit Party to, promptly upon request by the Administrative Agent, or the Required Lenders through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, provided that the Borrowers agree that such material defect or error is in fact a defect or error not intended by the Borrowers, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or the Required Lenders through the Administrative Agent, may reasonably require from time to time in order to carry out more effectively the requirements of the Loan Documents. Section 5.31. Beneficial Ownership. Promptly following any request therefor, the Borrowers shall provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation. ARTICLE VI. REPRESENTATIONS AND WARRANTIES Section 6.1. Corporate Existence; Subsidiaries; Foreign Qualification. Each Company is duly organized, validly existing and in good standing (or comparable concept in the applicable jurisdiction) under the Laws of its state or jurisdiction of incorporation or organization, and is duly qualified and authorized to do business and is in good standing (or comparable concept in the applicable jurisdiction) as a foreign entity in the jurisdictions set forth opposite its name on Schedule 6.1 hereto, which is each jurisdictions where such qualification or good standing is required, except where a failure to so qualify or be in good standing would not reasonably be expected to have a Material Adverse Effect. Schedule 6.1 hereto sets forth, as of the Closing Date, each Subsidiary (and whether such Subsidiary is a Dormant Subsidiary), its state (or 106 jurisdiction) of formation, its relationship to the Borrowers, including the percentage of each class of stock or other equity interest owned by a Company or the percentage of stock (or other equity interest) owned by a Company or the percentage of stock (or other equity interest) owned by a Company, each Person that owns the stock or other equity interest of each Company, its tax identification number, the location of its chief executive office and its principal place of business (and, with respect to a Foreign Subsidiary, its registered office (or similar concept), if applicable). Except as set forth on Schedule 6.1 hereto, each Borrower, directly or indirectly, owns all of the equity interests of each of its Subsidiaries (excluding directors’ qualifying shares and, in the case of Foreign Subsidiaries, other nominal amounts of shares held by a Person other than a Company). Section 6.2. Corporate Authority. Each Credit Party has the right and power and is duly authorized and empowered to enter into, execute and deliver the Loan Documents to which it is a party and to perform and observe the provisions of the Loan Documents. The Loan Documents to which each Credit Party is a party have been duly authorized and approved by such Credit Party’s board of directors or other governing body, as applicable, and are the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors' rights and remedies generally and to the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding at Law or in equity). The execution, delivery and performance of the Loan Documents do not conflict with, result in a breach in any of the provisions of, constitute a default under, or result in the creation of a Lien (other than Liens permitted under Section 5.9 hereof) upon any assets or property of any Company under the provisions of, such Company’s Organizational Documents or any Material Agreement to which such Company is a party. Section 6.3. Compliance with Laws and Contracts. Each Company: (a) holds permits, certificates, licenses, orders, registrations, franchises, authorizations, and other approvals from any Governmental Authority necessary for the conduct of its business and is in compliance with all applicable Laws relating thereto, except where the failure to do so would not have a Material Adverse Effect; (b) is in compliance with all federal, state, local, or foreign applicable statutes, rules, regulations, and orders including, without limitation, those relating to environmental protection, occupational safety and health, and equal employment practices, except where the failure to be in compliance would not have a Material Adverse Effect; (c) is not in violation of or in default under any Material Agreement to which it is a party or by which its assets are subject or bound, except with respect to any violation or default that would not have a Material Adverse Effect; (d) is not, and to the knowledge of the Companies, no director officer, agent, employee or Affiliate of a Company, is a Person that is, or is owned or controlled by Persons that are (i) the subject of any Sanctions, or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions with the result that Sanctions are 107 violated by any Person (including any Lender, Affiliate of a Lender or participant in the Loans), and maintains policies and procedures designed to promote and achieve compliance with Sanctions, save that, the representations made in this Section 6.3(d) shall not be made by or with respect to any Company, or director officer, agent, employee or Affiliate of a Company that qualifies as a resident party domiciled in the Federal Republic of Germany (Inländer) within the meaning of section 2 paragraph 15 of the German Foreign Trade Act (Aussenwirtschaftsgesetz) to the extent that the making of such representations would result in any violation of, or conflict with, or to the extent such representation is not correct with respect to such member of the group because of any non-violation of, or non-conflict with, the Council Regulation (EC) 2271/96 or section 7 of the German Foreign Trade Ordinance (Aussenwirtschaftsverordnung) or a similar anti-boycott statute; (e) is in compliance with all applicable Bank Secrecy Act (“BSA”) and anti-money laundering Laws and regulations; (f) has ensured that no Company or, to the knowledge of any Company, any director, officer, agent, employee or other person acting on behalf of a Company has taken any action, directly or indirectly, that would result in a violation by such persons of Anti-Corruption Laws, and the Credit Parties have instituted and maintain policies and procedures designed to ensure continued compliance therewith; and (g) is in compliance with the Patriot Act. Section 6.4. Litigation and Administrative Proceedings. Except as disclosed on Schedule 6.4 hereto, there are (a) no lawsuits, actions, investigations, examinations or other proceedings pending or, to the knowledge of the Companies, threatened against any Company, in any court or before or by any Governmental Authority, arbitration board, or other tribunal that would reasonably be expected to have a Material Adverse Effect, (b) no orders, writs, injunctions, judgments, or decrees of any court or Governmental Authority to which any Company is a party or by which the property or assets of any Company are bound that would reasonably be expected to have a Material Adverse Effect, and (c) no disputes outstanding with any union or other organization of the employees of any Company, or threats of work stoppage, strike, or pending demands for collective bargaining, that would reasonably be expected to have a Material Adverse Effect. Section 6.5. Title to Assets. Each Company has good title to and ownership of all property it purports to own, which property is free and clear of all Liens, except those permitted under Section 5.9 hereof. As of the Closing Date, the Companies own the real estate listed on Schedule 6.5 hereto. Section 6.6. Liens and Security Interests. On and after the Closing Date, except for Liens permitted pursuant to Section 5.9 hereof, (a) there are no U.C.C. Financing Statement or similar notice of Lien outstanding covering any personal property of any Company; (b) there are no mortgages outstanding covering any real property of any Company; and (c) no real or personal property of any Company is subject to any Lien of any kind. The Administrative Agent, for the benefit of the Lenders, upon the filing of the U.C.C. Financing Statements and taking such other 108 actions necessary to perfect its Lien against collateral of the corresponding type as authorized hereunder will have a valid and enforceable first Lien on the collateral securing the Secured Obligations to the extent such Lien may be perfected by the filing of a U.C.C. Financing Statement. No Company has entered into any currently effective contract or agreement (other than a contract or agreement entered into in connection with the purchase or lease of fixed assets that prohibits Liens on such fixed assets) that would prohibit the Administrative Agent or the Lenders from acquiring a Lien on, or a collateral assignment of, any of the property or assets of any Company. Section 6.7. Tax Returns. All federal and state tax returns, and all material provincial and local tax returns and other material reports required by law to be filed in respect of the income, business, properties and employees of each Company have been timely filed and all taxes, assessments, fees and other governmental charges that are due and payable have been timely paid, except as otherwise permitted herein. The provision for taxes on the books of each Company is adequate for all years not closed by applicable statutes and for the current fiscal year. Section 6.8. Environmental Laws. Each Company is in material compliance with all Environmental Laws, including, without limitation, all Environmental Laws in all jurisdictions in which any Company owns or operates, or has owned or operated, a facility or site, arranges or has arranged for disposal or treatment of hazardous substances, solid waste or other wastes, accepts or has accepted for transport any hazardous substances, solid waste or other wastes or holds or has held any interest in real property or otherwise. No material litigation or proceeding arising under, relating to or in connection with any Environmental Law or Environmental Permit is pending or, to the knowledge of each Company, threatened, against any Company, any real property in which any Company holds or has held an interest or any past or present operation of any Company. No material release, threatened release or disposal of hazardous waste, solid waste or other wastes is occurring, or has occurred (other than those that are currently being remediated in accordance with Environmental Laws), on, under or to any real property in which any Company holds any interest or performs any of its operations, in violation of any Environmental Law. As used in this Section 6.8, “litigation or proceeding” means any demand, claim, notice, suit, suit in equity, action, administrative action, investigation or inquiry whether brought by any Governmental Authority or private Person, or otherwise. Section 6.9. Locations. As of the Closing Date, the Credit Parties have places of business or maintain their Accounts, Inventory and Equipment at the locations (including third party locations) set forth on Schedule 6.9 hereto, and each Company’s chief executive office is set forth on Schedule 6.9 hereto. Schedule 6.9 hereto further specifies whether each location, as of the Closing Date, (a) is owned by the Credit Parties, or (b) is leased by a Credit Party from a third party, and, if leased by a Domestic Credit Party from a third party, if a Collateral Access Agreement has been requested. As of the Closing Date, Schedule 6.9 hereto correctly identifies the name and address of each third party location where assets of the Credit Parties are located. Section 6.10. Continued Business. There exists no actual, pending, or, to each Borrower’s knowledge, any threatened termination, cancellation or limitation of, or any modification or change in the business relationship of any Company and any customer or 109 supplier, or any group of customers or suppliers, whose purchases or supplies, individually or in the aggregate, that, if terminated, cancelled, limited or otherwise modified, would reasonably be expected to have a Material Adverse Effect. Section 6.11. Employee Benefits Plans. Schedule 6.11 hereto identifies each ERISA Plan as of the Closing Date. No material ERISA Event has occurred or is expected to occur with respect to an ERISA Plan. Full payment has been made of all amounts that a Controlled Group member is required, under applicable Law or under the governing documents, to have paid as a contribution to or a benefit under each ERISA Plan. The liability of each Controlled Group member with respect to each ERISA Plan has been fully funded based upon reasonable and proper actuarial assumptions, has been fully insured, or has been fully reserved for on its financial statements. No changes have occurred or are expected to occur that would cause a material increase in the cost of providing benefits under the ERISA Plan. With respect to each ERISA Plan that is intended to be qualified under Code Section 401(a), (i) the ERISA Plan and any associated trust operationally comply with the applicable requirements of Code Section 401(a); (ii) the ERISA Plan and any associated trust have been amended to comply with all such requirements as currently in effect, other than those requirements for which a retroactive amendment can be made within the “remedial amendment period” available under Code Section 401(b) (as extended under Treasury Regulations and other Treasury pronouncements upon which taxpayers may rely); (iii) the ERISA Plan and any associated trust have received a favorable determination letter from the IRS stating that the ERISA Plan qualifies under Code Section 401(a), that the associated trust qualifies under Code Section 501(a) and, if applicable, that any cash or deferred arrangement under the ERISA Plan qualifies under Code Section 401(k), unless the ERISA Plan was first adopted at a time for which the above-described “remedial amendment period” has not yet expired; (iv) the ERISA Plan currently satisfies the requirements of Code Section 410(b), without regard to any retroactive amendment that may be made within the above-described “remedial amendment period”; and (v) no contribution made to the ERISA Plan is subject to an excise tax under Code Section 4972. With respect to any Pension Plan, the “accumulated benefit obligation” of Controlled Group members with respect to the Pension Plan (as determined in accordance with Statement of Accounting Standards No. 87, “Employers’ Accounting for Pensions”) does not exceed the fair market value of Pension Plan assets. Section 6.12. Consents or Approvals. No consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person is required to be obtained or completed by any Company in connection with the execution, delivery or performance of any of the Loan Documents, that has not already been obtained or completed or waived, other than filings necessary to perfect Liens created under the Loan Documents and filings with the SEC related to the Loan Documents on the appropriate form. 110

Section 6.13. Solvency. Each Borrower has received consideration that is the reasonably equivalent value of the obligations and liabilities that such Borrower has incurred to the Administrative Agent and the Lenders. No Borrower is insolvent as defined in any applicable state, federal or relevant foreign statute, nor will any Borrower be rendered insolvent by the execution and delivery of the Loan Documents to the Administrative Agent and the Lenders. No Borrower is engaged or about to engage in any business or transaction for which the assets retained by it are or will be an unreasonably small amount of capital, taking into consideration the obligations to the Administrative Agent and the Lenders incurred hereunder. No Borrower intends to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. Section 6.14. Financial Statements. The audited Consolidated financial statements of DMC Global for the fiscal year ended December 31, 2020 and the unaudited Consolidated financial statements of DMC Global for the fiscal quarter ended September 30, 2021, furnished to the Administrative Agent and the Lenders, are true and complete, have been prepared in accordance with GAAP (except for year-end adjustments and the absence of footnotes with respect to the unaudited quarterly financial statements), and fairly present in all material respects the financial condition of the Companies, taken as a whole, as of the dates of such financial statements and the results of their operations for the periods then ending (other than any Companies that were not Consolidated Subsidiaries of DMC Global as of the date of such applicable financial statements). Since the dates of such statements, there has been no change in the financial condition reflected in such financial statements except as publicly disclosed or that would reasonably be expected to have a Material Adverse Effect. Section 6.15. Regulations. No Company is engaged principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any “margin stock” (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States). Neither the granting of any Loan (or any conversion thereof) or Letter of Credit nor the use of the proceeds of any Loan or Letter of Credit will violate, or be inconsistent with, the provisions of Regulation T, U or X or any other Regulation of such Board of Governors. Section 6.16. Material Agreements. As of the Closing Date, no Company is in default beyond any applicable grace period or cure period under any (a) debt instrument (excluding the Loan Documents); (b) lease (capital, operating or otherwise), whether as lessee or lessor thereunder; (c) contract, commitment, agreement, or other arrangement involving the purchase or sale of any inventory by it, or the license of any right to or by it; (d) contract, commitment, agreement, or other arrangement with any of its “Affiliates” (as such term is defined in the Exchange Act) other than a Company; (e) management or employment contract or contract for personal services with any of its Affiliates that is not otherwise terminable at will or on less than ninety (90) days’ notice without liability; (f) collective bargaining agreement; or (g) other contract, agreement, understanding, or arrangement with a third party, which default, in any case of subparts (a) through (g) above, would be reasonably expected to have a Material Adverse Effect. 111

Section 6.17. Intellectual Property. Each Company owns, or has the right to use, all of the patents, patent applications, industrial designs, designs, trademarks, service marks, copyrights and licenses, and rights with respect to the foregoing, necessary for the conduct of its business without any known conflict with the rights of others. Schedule 6.17 hereto sets forth all patents, trademarks, copyrights, service marks and license agreements federally registered in the United States of America and owned by a Company as of the Closing Date. Section 6.18. Insurance. Each Company maintains with financially sound and reputable insurers insurance with coverage (including, if applicable, flood insurance as required pursuant to Section 5.29 hereof) and limits as required by law and as is customary with Persons engaged in the same or similar businesses as the Companies. Schedule 6.18 hereto sets forth all insurance carried by the Companies on the Closing Date, setting forth in reasonable detail the amount and type of such insurance. Section 6.19. Deposit Accounts and Securities Accounts. Schedule 6.19 hereto lists all banks, other financial institutions and Securities Intermediaries at which any Credit Party maintains Deposit Accounts or Securities Accounts as of the Closing Date, and Schedule 6.19 hereto correctly identifies the name of each such financial institution or Securities Intermediary, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor. Section 6.20. Accurate and Complete Statements. No written statements made by any Company in, or in connection with, the Loan Documents, when taken as a whole, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein or in the Loan Documents not misleading. There is no fact known to the senior executive officers of the Borrowers (other than general industry and economic conditions and legal and regulatory requirements applicable to companies and businesses similar to the Companies) that has not been disclosed to the Administrative Agent that has or is likely to have a Material Adverse Effect; provided that, with respect to projected financial information and other forward looking information, Borrowers represent only that such information was prepared in good faith on the basis of the assumptions set forth therein, which assumptions were reasonable at the time prepared in light of the conditions existing at such time. Section 6.21. Investment Company; Other Restrictions. No Company is (a) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or (b) subject to any foreign, federal, state or local statute or regulation limiting its ability to incur Indebtedness. Section 6.22. Defaults. No Default or Event of Default exists, nor will any begin to exist immediately after the execution and delivery hereof. Section 6.23. Beneficial Ownership. The information included in each Beneficial Ownership Certification most recently delivered to each Lender (if any) is true and correct in all respects. 112

ARTICLE VII. SECURITY Section 7.1. Security Interest in Collateral. In consideration of and as security for the full and complete payment of all of the Secured Obligations, each Borrower hereby grants to the Administrative Agent, for the benefit of the Lenders (and Affiliates thereof that hold Secured Obligations), a security interest in the Collateral owned by such Borrower. Section 7.2. Collections and Receipt of Proceeds by the Borrowers. (a) Prior to the exercise by the Administrative Agent and the Required Lenders of their rights under Article IX hereof, both (i) the lawful collection and enforcement of all of each Borrower’s Accounts, and (ii) the lawful receipt and retention by each Borrower of all Proceeds of all of such Borrower’s Accounts and Inventory shall be as the agent of the Administrative Agent and the Lenders. (b) Upon written notice to the Administrative Borrower from the Administrative Agent after the occurrence and during the continuance of an Event of Default, a Cash Collateral Account shall be opened by the Borrowers at the main office of the Administrative Agent (or such other office as shall be designated by the Administrative Agent) and all such lawful collections of each Borrower’s Accounts and such Proceeds of each Borrower’s Accounts and Inventory shall be remitted daily by each Borrower to the Administrative Agent in the form in which they are received by such Borrower, either by mailing or by delivering such collections and Proceeds to the Administrative Agent, appropriately endorsed for deposit in the Cash Collateral Account. In the event that such notice is given to the Administrative Borrower from the Administrative Agent, no Borrower shall commingle such collections or Proceeds with any of such Borrower’s other funds or property or the funds or property of any other Borrower, but shall hold such collections and Proceeds separate and apart therefrom upon an express trust for the Administrative Agent, for the benefit of the Lenders. In such case, the Administrative Agent may, in its sole discretion, and shall, at the request of the Required Lenders, at any time and from time to time, apply all or any portion of the account balance in the Cash Collateral Account as a credit against (i) the outstanding principal or interest of the Loans, or (ii) any other Secured Obligations in accordance with this Agreement. If any remittance shall be dishonored, or if, upon final payment, any claim with respect thereto shall be made against the Administrative Agent on its warranties of collection, the Administrative Agent may charge the amount of such item against the Cash Collateral Account or any other Deposit Account maintained by any Borrower with the Administrative Agent or with any other Lender, and, in any event, retain the same and such Borrower’s interest therein as additional security for the Secured Obligations. The Administrative Agent may, in its sole discretion, at any time and from time to time, release funds from the Cash Collateral Account to the Borrowers for use in the business of the Borrowers. The balance in the Cash Collateral Account may be withdrawn by the Borrowers upon termination of this Agreement and payment in full of all of the Secured Obligations (other than contingent indemnification obligations as to which no claim has been asserted). (c) After the occurrence and during the continuance of an Event of Default, at the Administrative Agent’s written request, each Borrower shall cause all remittances representing collections and Proceeds of Collateral to be mailed to a lockbox at a location acceptable to the 113

Administrative Agent, to which the Administrative Agent shall have access for the processing of such items in accordance with the provisions, terms and conditions of the customary lockbox agreement of the Administrative Agent. (d) The Administrative Agent, or the Administrative Agent’s designated agent, is hereby constituted and appointed attorney-in-fact for each Borrower with authority and power to endorse, after the occurrence and during the continuance of an Event of Default, any and all instruments, documents, and chattel paper upon the failure of the Borrowers to do so. Such authority and power, being coupled with an interest, shall be (i) irrevocable until all of the Secured Obligations (other than contingent indemnification obligations as to which no claim has been asserted) are paid, (ii) exercisable by the Administrative Agent at any time and without any request upon such Borrower by the Administrative Agent to so endorse, and (iii) exercisable in the name of the Administrative Agent or such Borrower. Each Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest, and any and all other similar notices with respect thereto, regardless of the form of any endorsement thereof. Neither the Administrative Agent nor the Lenders shall be bound or obligated to take any action to preserve any rights therein against prior parties thereto. Section 7.3. Collections and Receipt of Proceeds by Administrative Agent. Each Domestic Credit Party hereby constitutes and appoints the Administrative Agent, or the Administrative Agent’s designated agent, as such Domestic Credit Party’s attorney-in-fact to exercise, at any time, after the occurrence and during the continuance of an Event of Default, all or any of the following powers which, being coupled with an interest, shall be irrevocable until the complete and full payment of all of the Secured Obligations (other than contingent indemnification obligations as to which no claim has been asserted): (a) to receive, retain, acquire, take, endorse, assign, deliver, accept, and deposit, in the name of the Administrative Agent or such Domestic Credit Party, any and all of such Domestic Credit Party’s cash, instruments, chattel paper, documents, Proceeds of Accounts, Proceeds of Inventory, collection of Accounts, and any other writings relating to any of the Collateral. Each Domestic Credit Party hereby waives presentment, demand, notice of dishonor, protest, notice of protest, and any and all other similar notices with respect thereto, regardless of the form of any endorsement thereof. The Administrative Agent shall not be bound or obligated to take any action to preserve any rights therein against prior parties thereto; (b) to transmit to Account Debtors, on any or all of such Domestic Credit Party’s Accounts, notice of assignment to the Administrative Agent, for the benefit of the Lenders, thereof and the security interest therein, and to request from such Account Debtors at any time, in the name of the Administrative Agent or such Domestic Credit Party, information concerning such Domestic Credit Party’s Accounts and the amounts owing thereon; (c) to transmit to purchasers of any or all of such Domestic Credit Party’s Inventory, notice of the Administrative Agent’s security interest therein, and to request from such purchasers at any time, in the name of the Administrative Agent or such Domestic Credit Party, information concerning such Domestic Credit Party’s Inventory and the amounts owing thereon by such purchasers; 114

(d) to notify and require Account Debtors on such Domestic Credit Party’s Accounts and purchasers of such Domestic Credit Party’s Inventory to make payment of their indebtedness directly to the Administrative Agent; (e) to enter into or assent to such amendment, compromise, extension, release or other modification of any kind of, or substitution for, the Accounts, or any thereof, as the Administrative Agent, in its sole discretion, may deem to be advisable; (f) to enforce the Accounts or any thereof, or any other Collateral, by suit or otherwise, to maintain any such suit or other proceeding in the name of the Administrative Agent or one or more the Domestic Credit Parties, and to withdraw any such suit or other proceeding. The Domestic Credit Parties agree to cooperate with the Administrative Agent in respect of the foregoing, all at no cost or expense to the Administrative Agent and including, without limitation, to the extent permitted under applicable confidentiality restrictions, the furnishing of such witnesses and of such records and other writings as the Administrative Agent may require in connection with making legal proof of any Account. The Domestic Credit Parties agree to reimburse the Administrative Agent in full for all court costs and attorneys’ fees and every other cost, expense or liability, if any, incurred or paid by the Administrative Agent in connection with the foregoing, which obligation of the Domestic Credit Parties shall constitute Obligations, shall be secured by the Collateral and shall bear interest, until paid, at the Default Rate; (g) to take or bring, in the name of the Administrative Agent or such Domestic Credit Party, all steps, actions, suits, or proceedings deemed by the Administrative Agent necessary or desirable to effect the receipt, enforcement, and collection of the Collateral; and (h) to accept all collections in any form relating to the Collateral, including remittances that may reflect deductions, and to deposit the same into such Domestic Credit Party’s Cash Collateral Account or, at the option of the Administrative Agent, to apply them as a payment against the Loans or any other Secured Obligations in accordance with this Agreement. Section 7.4. Administrative Agent’s Authority Under Pledged Notes. For the better protection of the Administrative Agent and the Lenders hereunder, each Domestic Credit Party, as appropriate, has executed (or will execute, with respect to future Pledged Notes) an appropriate endorsement on (or transfer power separate from) each Pledged Note and has deposited (or will deposit, with respect to future Pledged Notes) such Pledged Note with the Administrative Agent, for the benefit of the Lenders. Such Domestic Credit Party irrevocably authorizes and empowers the Administrative Agent, for the benefit of the Lenders, to, during the occurrence and continuation of an Event of Default, (a) ask for, demand, collect and receive all payments of principal of and interest on the Pledged Notes; (b) compromise and settle any dispute arising in respect of the foregoing; (c) execute and deliver vouchers, receipts and acquittances in full discharge of the foregoing; (d) exercise, in the Administrative Agent’s discretion, any right, power or privilege granted to the holder of any Pledged Note by the provisions thereof including, without limitation, the right to demand security or to waive any default thereunder; (e) endorse such Domestic Credit Party’s name to each check or other writing received by the Administrative Agent as a payment or other proceeds of or otherwise in 115 connection with any Pledged Note; (f) enforce delivery and payment of the principal and/or interest on the Pledged Notes, in each case by suit or otherwise as the Administrative Agent may desire; and (g) enforce the security, if any, for the Pledged Notes by instituting foreclosure proceedings, by conducting public or other sales or otherwise, and to take all other steps as the Administrative Agent, in its discretion, may deem advisable in connection with the forgoing; provided, however, that nothing contained or implied herein or elsewhere shall obligate the Administrative Agent to institute any action, suit or proceeding or to make or do any other act or thing contemplated by this Section 7.4 or prohibit the Administrative Agent from settling, withdrawing or dismissing any action, suit or proceeding or require the Administrative Agent to preserve any other right of any kind in respect of the Pledged Notes and the security, if any, therefor. Section 7.5. Commercial Tort Claims. If any Domestic Credit Party shall at any time hold or acquire a Commercial Tort Claim in excess of Two Hundred Fifty Thousand Dollars ($250,000), such Domestic Credit Party shall promptly notify the Administrative Agent thereof in a writing signed by such Domestic Credit Party, that sets forth the details thereof and grants to the Administrative Agent (for the benefit of the Lenders) a Lien thereon and on the Proceeds thereof, all upon the terms of this Agreement, with such writing to be prepared by and in form and substance reasonably satisfactory to the Administrative Agent. Section 7.6. Use of Inventory and Equipment. Until the exercise by the Administrative Agent and the Required Lenders of their rights under Article IX hereof, each Domestic Credit Party may (a) retain possession of and use its Inventory and Equipment in any lawful manner not inconsistent with this Agreement or with the terms, conditions, or provisions of any policy of insurance thereon; (b) sell or lease its Inventory in the ordinary course of business or as otherwise permitted by this Agreement; and (c) use and consume any raw materials or supplies, the use and consumption of which are necessary in order to carry on such Domestic Credit Party’s business. ARTICLE VIII. EVENTS OF DEFAULT Any of the following specified events shall constitute an Event of Default (each an “Event of Default”): Section 8.1. Payments. If (a) the interest on any Loan, any commitment or other fee, or any other Obligation not listed in subpart (b) hereof, shall not be paid in full when due and payable or within three Business Days thereafter, or (b) the principal of any Loan, any reimbursement obligation under any Letter of Credit that has been drawn, or any amount owing pursuant to Section 2.12(a) or (b) hereof shall not be paid in full when due and payable. Section 8.2. Special Covenants. If any Company shall fail or omit to perform and observe Section 5.3, 5.7, 5.8, 5.9, 5.11, 5.12, 5.13, 5.15, 5.18, 5.24 or 5.25 hereof. Section 8.3. Other Covenants. 116

(a) If any Company shall fail or omit to perform and observe Section 5.4, and that Default shall not have been fully corrected within five days after the giving of written notice thereof to the Administrative Borrower by the Administrative Agent. (b) If any Company shall fail or omit to perform or observe any agreement or other provision (other than those referred to in Section 8.1, 8.2 or 8.3(a) hereof) contained or referred to in this Agreement or any Related Writing that is on such Company’s part to be complied with, and that Default shall not have been fully corrected within thirty (30) days after the giving of written notice thereof to the Administrative Borrower by the Administrative Agent or the Required Lenders. Section 8.4. Representations and Warranties. If any representation, warranty or statement made in or pursuant to this Agreement or any other Related Writing by any Company to the Administrative Agent or the Lenders, or any thereof, shall be false or erroneous in any material respect when made or deemed made. Section 8.5. Cross Default. If any Company shall default in the payment of principal or interest due and owing under any Material Indebtedness Agreement beyond any period of grace provided with respect thereto or in the performance or observance of any other agreement, term or condition contained in any agreement under which such obligation is created, if the effect of such default is to allow the acceleration of the maturity of such Indebtedness or to permit the holder thereof to cause such Indebtedness to become due prior to its stated maturity. Section 8.6. ERISA Default. The occurrence of one or more ERISA Events that would reasonably be expected to have a Material Adverse Effect. Section 8.7. Change in Control. If any Change in Control shall occur. Section 8.8. Judgments. There is entered against any Company: (a) a final judgment or order for the payment of money by a court of competent jurisdiction, that remains unpaid or unstayed and undischarged for a period (during which execution shall not be effectively stayed) of sixty (60) days after the date on which the right to appeal has expired, provided that such occurrence shall constitute an Event of Default only if the aggregate of all such judgments for all such Companies, shall exceed Five Million Dollars ($5,000,000) (less any amount that will be covered by the proceeds of insurance and is not subject to dispute by the insurance provider); or (b) any one or more non-monetary final judgments that are not covered by insurance, or, if covered by insurance, for which the insurance company has not agreed to or acknowledged coverage, and that, in either case, the Required Lenders reasonably determine have, or could be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (i) enforcement proceedings are commenced by the prevailing party or any creditor upon such judgment or order, or (ii) there is a period of three consecutive Business Days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect. 117

Section 8.9. Security. If any Lien granted by any Company in this Agreement or any other Loan Document in favor of the Administrative Agent, for the benefit of the Lenders, shall be determined to be (a) void, voidable or invalid, or is subordinated or not otherwise given the priority contemplated by this Agreement and the Borrowers have (or the appropriate Credit Party has) failed to promptly execute appropriate documents to correct such matters, or (b) unperfected as to any material amount of Collateral (as determined by the Administrative Agent, in its reasonable discretion) and the Borrowers have (or the appropriate Credit Party has) failed to promptly execute appropriate documents to correct such matters. Section 8.10. Validity of Loan Documents. If (a) any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all Secured Obligations, ceases to be in full force and effect, (b) any Borrower or any other Person contests in writing the validity or enforceability of any provision of any Loan Document, or (c) any Borrower denies in writing that it has any or further liability or obligation under any Loan Document, or purports in writing to revoke, terminate or rescind any Loan Document Section 8.11. Solvency. If any Company (other than a Dormant Subsidiary) shall (a) except as permitted pursuant to Section 5.12 hereof, discontinue business; (b) generally not pay its debts as such debts become due; (c) make a general assignment for the benefit of creditors; (d) apply for or consent to the appointment of an interim receiver, a receiver, a receiver and manager, an administrator, a sequestrator, a monitor, a custodian, a trustee, an interim trustee, a liquidator, an agent or any other similar official of all or a substantial part of its assets or of such Company; (e) be adjudicated a debtor or insolvent or have entered against it an order for relief under the Bankruptcy Code, or under any other bankruptcy insolvency, liquidation, winding-up, corporate or similar statute or Law, foreign, federal, state or provincial, in any applicable jurisdiction, now or hereafter existing, as any of the foregoing may be amended from time to time, or other applicable statute for jurisdictions outside of the United States, as the case may be; (f) file a voluntary petition under the Bankruptcy Code or seek relief under any bankruptcy or insolvency or analogous Law in any jurisdiction outside of the United States, or file a proposal or notice of intention to file such petition; (g) have an involuntary proceeding under the Bankruptcy Code (or any bankruptcy or insolvency or analogous Law in any jurisdiction outside of the United States) filed against it and the same shall not be controverted within ten (10) days, or shall continue undismissed for a period of sixty (60) days from commencement of such proceeding or case; (h) file a petition, an answer, an application or a proposal seeking reorganization or an arrangement with creditors or seeking to take advantage of any other Law (whether federal, provincial or state, or, if applicable, other jurisdiction) relating to relief of debtors, or admit (by answer, by default or otherwise) the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency or other proceeding (whether federal, provincial or state, or, if applicable, other jurisdiction) relating to relief of debtors; (i) suffer or permit to continue unstayed and in effect for sixty (60) consecutive days any judgment, decree or order entered by a court of competent jurisdiction, that approves a petition or an application or a proposal seeking its reorganization or appoints an interim receiver, a receiver and manager, an administrator, custodian, trustee, interim trustee or liquidator of all or a substantial part of its assets, or of such Company; (j) have an administrative receiver appointed 118 over the whole or substantially the whole of its assets, or of such Company; (k) have assets, the value of which is less than its liabilities; or (l) have a moratorium declared in respect of any of its Indebtedness, or any analogous procedure or step is taken in any jurisdiction. ARTICLE IX. REMEDIES UPON DEFAULT Notwithstanding any contrary provision or inference herein or elsewhere: Section 9.1. Optional Defaults. If any Event of Default referred to in Section 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.7, 8.8, 8.9 or 8.10 hereof shall occur, the Administrative Agent may, with the consent of the Required Lenders, and shall, at the written request of the Required Lenders, give written notice to the Borrowers to: (a) terminate the Commitment, if not previously terminated, and, immediately upon such election, the obligations of the Lenders, and each thereof, to make any further Loan, and the obligation of the Issuing Lenders to issue any Letter of Credit, immediately shall be terminated; and/or (b) accelerate the maturity of all of the Obligations (if the Obligations are not already due and payable), whereupon all of the Obligations shall become and thereafter be immediately due and payable in full without any presentment or demand and without any further or other notice of any kind, all of which are hereby waived by each Borrower. Section 9.2. Automatic Defaults. If any Event of Default referred to in Section 8.11 hereof shall occur: (a) all of the Commitment shall automatically and immediately terminate, if not previously terminated, and no Lender thereafter shall be under any obligation to grant any further Loan, nor shall the Issuing Lenders be obligated to issue any Letter of Credit; and (b) the principal of and interest then outstanding on all of the Loans, and all of the other Obligations, shall thereupon become and thereafter be immediately due and payable in full (if the Obligations are not already due and payable), all without any presentment, demand or notice of any kind, which are hereby waived by each Borrower. Section 9.3. Letters of Credit. If the maturity of the Obligations shall be accelerated pursuant to Section 8.1 or 8.2 hereof, the appropriate Borrowers shall immediately deposit with the Administrative Agent, as security for the obligations of such Borrowers and any Domestic Guarantor of Payment to reimburse the applicable Issuing Lender and the Revolving Lenders for any then outstanding Letters of Credit, Cash Collateral in an amount not less than the Minimum Collateral Amount. The Administrative Agent and the Revolving Lenders are hereby authorized, at their option, to deduct any and all such amounts from any deposit balances then owing by any Lender (or any Affiliate of such Lender, wherever located) to or for the credit or account of any Borrower or any Domestic Guarantor of Payment, as security for the obligations of such 119

Borrower and any Domestic Guarantor of Payment to reimburse the applicable Issuing Lender and the Revolving Lenders for any then outstanding Letters of Credit. Section 9.4. Offsets. If there shall occur or exist any Event of Default referred to in Section 8.11 hereof or if the maturity of the Obligations is accelerated pursuant to Section 9.1 or 9.2 hereof, each Lender shall have the right at any time to set off against, and to appropriate and apply toward the payment of, any and all of the Obligations then owing by the Borrowers or a Domestic Guarantor of Payment to such Lender (including, without limitation, any participation purchased or to be purchased pursuant to Section 2.2(b), 2.2(c) or 9.5 hereof), whether or not the same shall then have matured, any and all deposit (general or special) balances and all other indebtedness then held or owing by such Lender (including, without limitation, by branches and agencies or any Affiliate of such Lender, wherever located) to or for the credit or account of any Borrower or Domestic Guarantor of Payment, or any Foreign Guarantor of Payment with respect to such deposit balances and indebtedness of a Foreign Guarantor of Payment, all without notice to or demand upon any Borrower or any other Person, all such notices and demands being hereby expressly waived by each Borrower. Each Lender agrees to notify the Administrative Borrower and the Administrative Agent promptly after any such set off and application (provided that the failure to give such notice shall not affect the validity of such set off and application). In the event that any Defaulting Lender shall exercise any such right of setoff, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 11.10 hereof and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lenders and the Lenders, and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the Issuing Lenders and their respective Affiliates under this Section 9.4 are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Lender or their respective Affiliates may have. Section 9.5. Equalization Provisions. (a) Equalization Within Commitments Prior to an Equalization Event. Each Revolving Lender agrees with the other Revolving Lenders that, if it at any time shall obtain any Advantage over the other Revolving Lenders, or any thereof, in respect of the Applicable Debt (except as to Swing Loans and Letters of Credit prior to the Administrative Agent’s giving of notice to participate and amounts under Article III hereof), such Revolving Lender, upon written request of the Administrative Agent, shall purchase from the other Revolving Lenders, for cash and at par, such additional participation in the Applicable Debt as shall be necessary to nullify the Advantage. Each Term Lender agrees with the other Term Lenders that, if it at any time shall obtain any Advantage over the other Term Lenders, or any thereof, in respect of the Applicable Debt (except as to amounts under Article III hereof), such Term Lender shall purchase from the other Term Lenders, for cash and at par, such additional participation in the Applicable Debt as shall be necessary to nullify the Advantage. Each DDTL Lender agrees with the other DDTL Lenders that, if it at any time shall obtain any Advantage over the other DDTL Lenders, or any thereof, in respect of the Applicable Debt (except as to amounts under Article III hereof), such 120

DDTL Lender shall purchase from the other DDTL Lenders, for cash and at par, such additional participation in the Applicable Debt as shall be necessary to nullify the Advantage. (b) Equalization Between Commitments After an Equalization Event. After the occurrence of an Equalization Event, each Lender agrees with the other Lenders that, if such Lender at any time shall obtain any Advantage over the other Lenders or any thereof determined in respect of the Obligations (including Swing Loans and Letters of Credit but excluding amounts under Article III hereof) then outstanding, such Lender shall purchase from the other Lenders, for cash and at par, such additional participation in the Obligations as shall be necessary to nullify the Advantage in respect of the Obligations. For purposes of determining whether or not, after the occurrence of an Equalization Event, an Advantage in respect of the Obligations shall exist, the Administrative Agent shall, as of the date that the Equalization Event occurs: (i) add the Revolving Credit Exposure and, the Term Loan Exposure and the DDTL Exposure to determine the equalization maximum amount (the “Equalization Maximum Amount”); and (ii) determine an equalization percentage (the “Equalization Percentage”) for each Lender by dividing the aggregate amount of its Lender Credit Exposure by the Equalization Maximum Amount. After the date of an Equalization Event, the Administrative Agent shall determine whether an Advantage exists among the Lenders by using the Equalization Percentage. Such determination shall be conclusive absent manifest error. (c) Recovery of Amount. If any such Advantage resulting in the purchase of an additional participation as set forth in subsection (a) or (b) hereof shall be recovered in whole or in part from the Lender receiving the Advantage, each such purchase shall be rescinded, and the purchase price restored (but without interest unless the Lender receiving the Advantage is required to pay interest on the Advantage to the Person recovering the Advantage from such Lender) ratably to the extent of the recovery. (d) Application and Sharing of Set-Off Amounts. Each Lender further agrees with the other Lenders that, if it at any time shall receive any payment for or on behalf of a Borrower on any Indebtedness owing by such Borrower to that Lender (whether by voluntary payment, by realization upon security, by reason of offset of any deposit or other Indebtedness, by counterclaim or cross action, by enforcement of any right under any Loan Document, or otherwise), it shall apply such payment first to any and all Indebtedness owing by such Borrower to that Lender pursuant to this Agreement (including, without limitation, any participation purchased or to be purchased pursuant to this Section 9.5 or any other section of this Agreement). Each Credit Party agrees that any Lender so purchasing a participation from the other Lenders, or any thereof, pursuant to this Section 9.5 may exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were a direct creditor of such Credit Party in the amount of such participation. 121

Section 9.6. Collateral. The Administrative Agent and the Lenders shall at all times have the rights and remedies of a secured party under the U.C.C., in addition to the rights and remedies of a secured party provided elsewhere within this Agreement, in any other Related Writing executed by any Borrower or otherwise provided in law or equity. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may require the Borrowers to assemble the collateral securing the Secured Obligations, which each Borrower agrees to do, and make it available to the Administrative Agent and the Lenders at a reasonably convenient place to be designated by the Administrative Agent. The Administrative Agent may, with or without notice to or demand upon such Borrower and with or without the aid of legal process, make use of such force as may be necessary to enter any premises where such collateral, or any thereof, may be found and to take possession thereof (including anything found in or on such collateral that is not specifically described in this Agreement, each of which findings shall be considered to be an accession to and a part of such collateral) and for that purpose may pursue such collateral wherever the same may be found, without liability for trespass or damage caused thereby to such Borrower, other than damage caused by the gross negligence or willful misconduct (as determined by a final non-appealable judgment of a court of competent jurisdiction) of the Administrative Agent or its agents or employees. After any delivery or taking of possession of the collateral securing the Secured Obligations, or any portion thereof, pursuant to this Agreement, then, with or without resort to any Borrower personally or any other Person or property, all of which each Borrower hereby waives, and upon such terms and in such manner as the Administrative Agent may deem advisable, the Administrative Agent, in its discretion, may sell, assign, transfer and deliver any of such collateral at any time, or from time to time. No prior notice need be given to any Borrower or to any other Person in the case of any sale of such collateral that the Administrative Agent determines to be perishable or to be declining speedily in value or that is customarily sold in any recognized market, but in any other case the Administrative Agent shall give the Borrowers not fewer than ten days prior notice of either the time and place of any public sale of such collateral or of the time after which any private sale or other intended disposition thereof is to be made. Each Borrower waives advertisement of any such sale and (except to the extent specifically required by the preceding sentence) waives notice of any kind in respect of any such sale. At any such public sale, the Administrative Agent or the Lenders may purchase such collateral, or any part thereof, free from any right of redemption, all of which rights each Borrower hereby waives and releases. After deducting all Related Expenses, and after paying all claims, if any, secured by Liens having precedence over this Agreement, the Administrative Agent mayshall apply the net proceeds of each such sale to or toward the payment of the Secured Obligations, whether or not then due, in such order and by such division as the Administrative Agent, in its sole discretion, may deem advisable. Any excess, to the extent permitted by law, shall be paid to the Borrowers, and each Borrower shall remain liable for any deficiency as provided for in this Agreement. In addition, the Administrative Agent shall at all times during the continuance of an Event of Default have the right to obtain new appraisals of any Borrower or any collateral securing the Secured Obligations, the cost of which shall be paid by the Borrowers. Section 9.7. Other Remedies. The remedies in this Article IX are in addition to, and not in limitation of, any other right, power, privilege, or remedy, either in law, in equity, or otherwise, to which the Administrative Agent and the Lenders may be entitled. The Administrative Agent shall exercise the rights under this Article IX and all other collection 122 efforts on behalf of the Lenders and no Lender shall act independently with respect thereto, except as otherwise specifically set forth in this Agreement. In addition, the Administrative Agent shall be entitled to exercise remedies, pursuant to the Loan Documents, against collateral securing the Secured Obligations, on behalf of any Affiliate of a Lender that holds Secured Obligations, and no Affiliate of a Lender shall act independently with respect thereto, except as otherwise specifically set forth in this Agreement. Section 9.8. Application of Proceeds. (a) Payments Prior to Exercise of Remedies. Prior to the exercise by the Administrative Agent, on behalf of the Lenders, of remedies under this Agreement or the other Loan Documents, all monies received by the Administrative Agent shall be applied, unless otherwise required by the terms of the other Loan Documents or by applicable Law, as follows (provided that such Agent shall have the right at all times to apply any payment received from the Borrowers first to the payment of all obligations (to the extent not paid by the Borrowers) incurred by such Agent pursuant to Sections 11.5 and 11.6 hereof and to the payment of Related Expenses): (i) with respect to payments received in connection with the Revolving Credit Commitment, to the Revolving Lenders; (ii) with respect to payments received in connection with the Term Loan Commitment, to the Term Loan Lenders; and (iii) with respect to payments received in connection with the DDTL Commitment, to the DDTL Lenders; and (iiiiv) with respect to payments received in connection with an Additional Term Loan Facility, to the applicable Lenders. (b) Payments Subsequent to Exercise of Remedies. After the exercise by the Administrative Agent or the Required Lenders of remedies under this Agreement or the other Loan Documents, all monies received by the Administrative Agent shall be applied, unless otherwise required by the terms of the other Loan Documents or by applicable Law, in accordance with the following priority (the “Waterfall”): (i) first, to the extent incurred in connection with obligations payable by a specific Borrower, to the payment of all obligations (to the extent not paid by the Borrowers) incurred by the Administrative Agent pursuant to Sections 11.5 and 11.6 hereof and to the payment of Related Expenses; (ii) second, to the extent incurred in connection with the obligations payable by a specific Borrower, to the payment pro rata of (1) interest then accrued and payable on the outstanding Loans, (2) any fees then accrued and payable to the Administrative Agent, (3) any fees then accrued and payable to any Issuing Lender or the holders of the Letter of Credit Commitment in respect of the 123

Letter of Credit Exposure, (4) any commitment fees, amendment fees and similar fees shared pro rata among the Lenders under this Agreement that are then accrued and payable, and (5) to the extent not paid by the Borrowers, to the obligations incurred by the Lenders (other than the Administrative Agent) pursuant to Sections 11.5 and 11.6 hereof; (iii) third, for payment of (1) principal outstanding on the Loans and the Letter of Credit Exposure, on a pro rata basis to the Lenders, based upon each such Lender’s Overall Commitment Percentage, provided that the amounts payable in respect of the Letter of Credit Exposure shall be held and applied by the Administrative Agent as security for the reimbursement obligations in respect thereof, and, if any Letter of Credit shall expire without being drawn, then the amount with respect to such Letter of Credit shall be distributed to the Lenders, on a pro rata basis in accordance with this subpart (iii), (2) the Indebtedness under any Hedge Agreement with a Lender (or an entity that is an Affiliate of a then existing Lender), such amount to be based upon the net termination obligation of the Borrowers under such Hedge Agreement, and (3) the Bank Product Obligations owing to a Lender (or an entity that is an Affiliate of a then existing Lender) under Bank Product Agreements; with such payment to be pro rata among (1), (2) and (3) of this subpart (iii); (iv) fourth, to any remaining Secured Obligations; and (v) finally, any remaining surplus after all of the Secured Obligations have been paid in full, to the Administrative Borrower for distribution to the appropriate Borrowers, or to whomsoever shall be lawfully entitled thereto. Each Lender (or Affiliate of such Lender) entering into a Bank Product Agreement or Hedge Agreement with any Company shall deliver to the Administrative Agent, promptly (and in no evenevent later than ten days) after entering into such Bank Product Agreement or Hedge Agreement, written notice in form and substance satisfactory to the Administrative Agent setting forth the aggregate amount of all Bank Product Obligations and/or obligations under such Hedge Agreement of such Credit Party to such Lender (or Affiliate of such Lender) (whether matured or unmatured, absolute or contingent) and the method of calculation thereof. Failure to provide such written notice to the Administrative Agent on a timely basis shall result in such Secured Obligations, at the discretion of the Administrative Agent, being paid under subpart (iv) above (instead of subpart (iii)). In addition, each such Lender (or Affiliate of such Lender) thereof shall deliver to the Administrative Agent, from time to time after a significant change therein or upon a request therefor, a summary of the amounts due or to become due in respect of such Bank Product Obligations and/or obligations under such Hedge Agreement. The most recent information provided to the Administrative Agent shall be used in determining the amounts to be applied in respect of such Bank Product Obligations and/or obligations under such Hedge Agreement pursuant to this Section 9.8 and which tier of the Waterfall, such obligations a will be placed. Each Lender further agrees to promptly provide all information reasonably requested by the Administrative Agent regarding any Bank Product Obligations owing to such Lender (or 124

Affiliate of such Lender) or any Hedge Agreement entered into by a Company with such Lender (or Affiliate of such Lender). ARTICLE X. THE ADMINISTRATIVE AGENT The Lenders authorize KeyBank and KeyBank hereby agrees to act as agent for the Lenders in respect of this Agreement upon the terms and conditions set forth elsewhere in this Agreement, and upon the following terms and conditions: Section 10.1. Appointment and Authorization. (a) General. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers hereunder as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto, including, without limitation, to execute and deliver any Additional Borrower Assumption Agreements on behalf of the Lenders and to execute various documents pertaining to the Foreign Guarantors of Payment on behalf of the Lenders. Neither the Administrative Agent nor any of its Affiliates, directors, officers, attorneys or employees shall (i) be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct (as determined by a final non-appealable judgment of a court of competent jurisdiction), or be responsible in any manner to any of the Lenders for the effectiveness, enforceability, genuineness, validity or due execution of this Agreement or any other Loan Documents, (ii) be under any obligation to any Lender to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Borrowers or any other Company, or the financial condition of the Borrowers or any other Company, or (iii) be liable to any of the Companies for consequential damages resulting from any breach of contract, tort or other wrong in connection with the negotiation, documentation, administration or collection of the Loans or Letters of Credit or any of the Loan Documents, other than any such damages resulting from the gross negligence or willful misconduct (as determined by a final non-appealable judgment of a court of competent jurisdiction) of Administrative Agent or its agents or employees. Notwithstanding any provision to the contrary contained in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duty or responsibility except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The provisions of this Article X are solely for the benefit of the Administrative Agent and the Lenders, and neither any Borrower nor any of the Credit Parties shall have rights as a third-party beneficiary of any of such provisions. 125

(b) Bank Products and Hedging Products. Each Lender that is providing Bank Products or products in connection with a Hedge Agreement (or whose Affiliate is providing such products) hereby irrevocably authorizes the Administrative Agent to take such action as agent on its behalf (and its Affiliate’s behalf) with respect to the Collateral and the realization of payments with respect thereto pursuant to Section 9.8(b)(iii) hereof. Each Borrower and each Lender agree that the indemnification and reimbursement provisions of this Agreement shall be equally applicable to the actions of the Administrative Agent pursuant to this subsection (b). Each Lender hereby represents and warrants to the Administrative Agent that it has the authority to authorize the Administrative Agent as set forth above. Section 10.2. Note Holders. The Administrative Agent may treat the payee of any Note as the holder thereof (or, if there is no Note, the holder of the interest as reflected on the books and records of the Administrative Agent) until written notice of transfer shall have been filed with the Administrative Agent, signed by such payee and in form satisfactory to the Administrative Agent (such transfer to have been made in accordance with Section 11.9 hereof). Section 10.3. Consultation With Counsel. The Administrative Agent may consult with legal counsel selected by the Administrative Agent and shall not be liable for any action taken or suffered in good faith by the Administrative Agent in accordance with the opinion of such counsel, other than any such liability arising from the gross negligence or willful misconduct (as determined by a final non-appealable judgment of a court of competent jurisdiction) of Administrative Agent or its agents or employees Section 10.4. Documents. The Administrative Agent shall not be under any duty to examine into or pass upon the validity, effectiveness, genuineness or value of any Loan Document or any other Related Writing furnished pursuant hereto or in connection herewith or the value of any collateral obtained hereunder, and the Administrative Agent shall be entitled to assume that the same are valid, effective and genuine and what they purport to be. Section 10.5. Administrative Agent and Affiliates. KeyBank and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Companies and Affiliates as though KeyBank were not the Administrative Agent hereunder and without notice to or consent of any Lender. Each Lender acknowledges that, pursuant to such activities, KeyBank or its Affiliates may receive information regarding any Company or any Affiliate (including information that may be subject to confidentiality obligations in favor of such Company or such Company’s Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to other Lenders. With respect to Loans and Letters of Credit (if any), KeyBank and its Affiliates shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though KeyBank were not the Administrative Agent, and the terms “Lender” and “Lenders” include KeyBank and its Affiliates, to the extent applicable, in their individual capacities. Section 10.6. Knowledge or Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless 126 the Administrative Agent has received written notice from a Lender or the Administrative Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable, in its discretion, for the protection of the interests of the Lenders. Section 10.7. Action by Administrative Agent. Subject to the other terms and conditions hereof, so long as the Administrative Agent shall be entitled, pursuant to Section 10.6 hereof, to assume that no Default or Event of Default shall have occurred and be continuing, the Administrative Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights that may be vested in it by, or with respect to taking or refraining from taking any action or actions that it may be able to take under or in respect of, this Agreement. The Administrative Agent shall incur no liability under or in respect of this Agreement by acting upon any notice, certificate, warranty or other paper or instrument believed by it to be genuine or authentic or to be signed by the proper party or parties, or with respect to anything that it may do or refrain from doing in the reasonable exercise of its judgment, or that may seem to it to be necessary or desirable in the premises, other than liability arising from the gross negligence or willful misconduct (as determined by a final non-appealable judgment of a court of competent jurisdiction) of Administrative Agent or its agents or employees. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent’s acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders. Section 10.8. Release of Collateral or Guarantor of Payment. In the event of a merger, transfer of assets or other transaction permitted pursuant to Section 5.12 hereof (or otherwise permitted pursuant to this Agreement) where the proceeds of such merger, transfer or other transaction are applied in accordance with the terms of this Agreement to the extent required to be so applied, or in the event of a merger, consolidation, transfer or disposition of assets, dissolution or similar event, permitted pursuant to this Agreement, the Administrative Agent, at the request and expense of the Borrowers, is hereby authorized by the Lenders to (a) release the relevant Collateral from this Agreement or any other Loan Document, (b) release a Guarantor of Payment in connection with such permitted transfer or event, and (c) duly assign, transfer and deliver to the affected Person (without recourse and without any representation or warranty) such Collateral as is then (or has been) so transferred, disposed of or released and as may be in the possession of the Administrative Agent and has not theretofore been released pursuant to this Agreement. Section 10.9. Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be 127 responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct, as determined by a final and non-appealable judgment of a court of competent jurisdiction. Section 10.10. Indemnification of Administrative Agent. The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrowers) ratably, according to their respective Overall Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys’ fees and expenses) or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent in its capacity as agent in any way relating to or arising out of this Agreement or any other Loan Document, or any action taken or omitted by the Administrative Agent with respect to this Agreement or any other Loan Document, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys’ fees and expenses) or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct, as determined by a final and non-appealable judgment of a court of competent jurisdiction, or from any action taken or omitted by the Administrative Agent in any capacity other than as agent under this Agreement or any other Loan Document. No action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 10.10. The undertaking in this Section 10.10 shall survive repayment of the Loans, cancellation of the Notes, if any, expiration or termination of the Letters of Credit, termination of the Commitment, any foreclosure under, or modification, release or discharge of, any or all of the Loan Documents, termination of this Agreement and the resignation or replacement of the administrative agent. Section 10.11. Successor Administrative Agent. The Administrative Agent may resign as agent hereunder by giving not fewer than thirty (30) days prior written notice to the Administrative Borrower and the Lenders. If the Administrative Agent shall resign under this Agreement, then either (a) the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders (with the consent of the Administrative Borrower so long as an Event of Default does not exist and which consent shall not be unreasonably withheld), or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following the Administrative Agent’s notice to the Lenders of its resignation, then the Administrative Agent shall appoint a successor agent that shall serve as agent until such time as the Required Lenders appoint a successor agent (with the consent of the Administrative Borrower so long as an Event of Default does not exist). If no successor agent has accepted appointment as the Administrative Agent by the date that is thirty (30) days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Upon its appointment, such successor agent shall succeed to the rights, powers and duties as agent, and the term “Administrative Agent” means such successor effective upon its appointment, and the former agent’s rights, powers and duties as agent shall be terminated without any other or further act or deed on the part of such former agent or any of the parties to this Agreement. After any retiring Administrative Agent’s 128 resignation as the Administrative Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and the other Loan Documents. Section 10.12. Issuing Lender. Each Issuing Lender shall act on behalf of the Revolving Lenders with respect to any Letters of Credit issued by such Issuing Lender and the documents associated therewith. Each Issuing Lender shall have all of the benefits and immunities (a) provided to the Administrative Agent in this Article X with respect to any acts taken or omissions suffered by such Issuing Lender in connection with the Letters of Credit and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Administrative Agent”, as used in this Article X, included such Issuing Lender with respect to such acts or omissions, and (b) as additionally provided in this Agreement with respect to such Issuing Lender. Section 10.13. Swing Line Lenders. The Swing Line Lender shall act on behalf of the Revolving Lenders with respect to any Swing Loans. Each Swing Line Lender shall have all of the benefits and immunities (a) provided to the Administrative Agent in this Article X with respect to any acts taken or omissions suffered by such Swing Line Lender in connection with the Swing Loans as fully as if the term “Administrative Agent”, as used in this Article X, included such Swing Line Lender with respect to such acts or omissions, and (b) as additionally provided in this Agreement with respect to such Swing Line Lender. Section 10.14. Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Credit Party, (a) the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise, to (i) file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent) allowed in such judicial proceedings, and (ii) collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and (b) any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the 129

Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. Section 10.15. No Reliance on Administrative Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender’s or its Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other anti-terrorism Law, including any programs involving any of the following items relating to or in connection with the Borrowers, their respective Affiliates or agents, the Loan Documents or the transactions hereunder: (a) any identity verification procedures, (b) any record keeping, (c) any comparisons with government lists, (d) any customer notices, or (e) any other procedures required under the CIP Regulations or such other Laws. Section 10.16. Other Agents. The Administrative Agent shall have the continuing right from time to time to designate one or more Lenders (or its or their Affiliates) as “syndication agent”, “co-syndication agent”, “documentation agent”, “co-documentation agent”, “book runner”, “lead arranger”, “joint lead arranger”, “arrangers” or other designations for purposes hereof. Any such designation referenced in the previous sentence or listed on the cover of this Agreement shall have no substantive effect, and any such Lender and its Affiliates so referenced or listed shall have no additional powers, duties, responsibilities or liabilities as a result thereof, except in its capacity, as applicable, as the Administrative Agent, a Lender, a Swing Line Lender or an Issuing Lender hereunder. Section 10.17. Platform. (a) Each Credit Party agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Issuing Lender, the Swing Line Lender and the other Lenders by posting the Communications on the Platform. (b) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrowers or the other Credit Parties, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Borrower’s, any Credit Party’s or the Administrative Agent’s transmission of communications through the Platform, other than liability arising from the gross negligence or willful misconduct (as determined by a final non-appealable judgment of a court of competent jurisdiction) of an Agent Party. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Credit 130

Party pursuant to any Loan Document or the transactions contemplated therein that is distributed to the Administrative Agent, any Lender, any Issuing Lender or any Swing Line Lender by means of electronic communications pursuant to this Section, including through the Platform. Section 10.18. Acknowledgements Regarding Erroneous Payments. (a) If the Administrative Agent notifies a Lender or Issuing Lender, or any Person who has received funds on behalf of a Lender or Issuing Lender such Lender or Issuing Lender (any such Lender or Issuing Lender or other recipient, a “Payment Recipient”), that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding subsection (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or Issuing Lender or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender or Issuing Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this subsection (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding subsection (a), each Lender or Issuing Lender, or any Person who has received funds on behalf of a Lender or Issuing Lender, such Lender or Issuing Lender hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (i) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (ii) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (iii) that such Lender or Issuing Lender or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (A) (1) in the case of immediately preceding subparts (b)(i) or (b)(ii), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (2) an error has been made (in the case of 131 immediately preceding subpart (b)(iii)), in each case, with respect to such payment, prepayment or repayment; and (B) such Lender or Issuing Lender shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 10.18(b). (c) Each Lender or Issuing Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Issuing Lender under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Issuing Lender from any source, against any amount due to the Administrative Agent under subsection (a) above or under the indemnification provisions of this Agreement. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with subsection (a) above, from any Lender or Issuing Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender or Issuing Lender at any time, (i) such Lender or Issuing Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Loans with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment Agreement with respect to such Erroneous Payment Deficiency Assignment, and such Lender or Issuing Lender shall deliver any Notes evidencing such Loans to the Borrowers or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender or Issuing Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or assigning Issuing Lender shall cease to be a Lender or Issuing Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender or assigning Issuing Lender and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or Issuing Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender or 132

Issuing Lender (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender or Issuing Lender and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender or Issuing Lender under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”). (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Borrower or any other Credit Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from any Borrower or any other Credit Party for the purpose of paying, prepaying, repaying, discharging or otherwise satisfying such Obligations. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 10.18 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, Swing Line Lender or Issuing Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. ARTICLE XII. MISCELLANEOUS Section 11.1. Lenders’ Independent Investigation. Each Lender, by its signature to this Agreement, acknowledges and agrees that the Administrative Agent has made no representation or warranty, express or implied, with respect to the creditworthiness, financial condition, or any other condition of any Company or with respect to the statements contained in any information memorandum furnished in connection herewith or in any other oral or written communication between the Administrative Agent and such Lender. Each Lender represents that it has made and shall continue to make its own independent investigation of the creditworthiness, financial condition and affairs of the Companies in connection with the extension of credit hereunder, and agrees that the Administrative Agent has no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto (other than such notices as may be expressly required to be given by the Administrative Agent to the Lenders hereunder), whether coming into its possession before the first Credit Event 133 hereunder or at any time or times thereafter. Each Lender further represents that it has reviewed each of the Loan Documents. Section 11.2. No Waiver; Cumulative Remedies. No omission or course of dealing on the part of the Administrative Agent, any Lender or the holder of any Note (or, if there is no Note, the holder of the interest as reflected on the books and records of the Administrative Agent) in exercising any right, power or remedy hereunder or under any of the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or under any of the Loan Documents. The remedies herein provided are cumulative and in addition to any other rights, powers or privileges held under any of the Loan Documents or by operation of law, by contract or otherwise. Section 11.3. Amendments, Waivers and Consents. (a) General Rule. Except as set forth in Section 3.8 hereof, no amendment, modification, termination, or waiver of any provision of any Loan Document nor consent to any variance therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. (b) Exceptions to the General Rule. Notwithstanding the provisions of subsection (a) of this Section 11.3: (i) Unanimous Consent Requirements. Unanimous consent of the Lenders shall be required with respect to (A) any increase in the Commitment hereunder (except as specified in Section 2.10(b) hereof), (B) the extension of the stated maturity of the Loans, the payment date of interest or scheduled principal hereunder, or the payment date ofConsent of Lenders Affected Required. No amendment, modification, waiver or consent shall (A) extend or increase the Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent set forth in Article IV or the waiver of any Default or Event of Default shall not constitute an extension or increase of any Commitment of any Lender), (B) extend the date scheduled for payment of any principal of or interest on the Loans or Letter of Credit reimbursement obligations or commitment fees or other amounts payable hereunder, (C) any reduction in without the written consent of each Lender directly affected thereby, (C) reduce the principal amount of any Loan, the stated rate of interest on the Loansthereon (provided that the institution of the Default Rate or post default interest and a subsequent removal of the Default Rate or post default interest shall not constitute a decrease in interest rate pursuant to this Section 11.3(b)), or in any amount of interest or scheduled principal due on any Loan, or any reduction in the stated rate of commitment fees payable hereunder, or any change inreduce any other amount payable hereunder, without the consent of each Lender directly affected thereby, (D) change the manner of pro ratathe application of any payments made by the Borrowers to the Lenders hereunder, (D) anywithout the consent of each Lender directly affected thereby, (E) without the unanimous consent of the Lenders, change in any percentage voting requirement, voting rights, or the Required 134

Lenders definition in this Agreement, (EF) thewithout the unanimous consent of the Lenders, release of any Borrower or any Guarantor of Payment or ofrelease or subordinate any material amount of collateral securing the Secured Obligations or subordinate any payments in respect of the Obligations, except asin connection with a transaction specifically permitted hereunder, or (FG) any amendment towithout the unanimous consent of the Lenders, amend this Section 11.3 or SectionsSection 9.5 or 9.8 hereof. (ii) Provisions Relating to Special Rights and Duties. No provision of this Agreement affecting the Administrative Agent in its capacity as such shall be amended, modified or waived without the consent of the Administrative Agent. The Administrative Agent Fee Letter may be amended or modified by the Administrative Agent and the Administrative Borrower without the consent of any other Lender. No provision of this Agreement relating to the rights or duties of an Issuing Lender in its capacity as such shall be amended, modified or waived without the consent of such Issuing Lender. No provision of this Agreement relating to the rights or duties of a Swing Line Lender in its capacity as such shall be amended, modified or waived without the consent of such Swing Line Lender. (iii) Technical and Conforming Modifications. Notwithstanding the foregoing, technical and conforming modifications to the Loan Documents may be made with the consent of the Administrative Borrower and the Administrative Agent (A) if such modifications are not adverse to the Lenders and are requested by Governmental Authorities, (B) to cure any ambiguity, defect or inconsistency, or (C) to the extent necessary to integrate any increase in the Commitment or new Loans pursuant to Section 2.10(b) hereof. (c) Replacement of Non-Consenting Lender. If, in connection with any proposed amendment, waiver or consent hereunder, the consent of all Lenders is required, but only the consent of Required Lenders is obtained, (any Lender withholding consent as described in this subsection (c) being referred to as a “Non-Consenting Lender”), then, so long as the Administrative Agent is not the Non-Consenting Lender, the Administrative Agent may (and shall, if requested by the Administrative Borrower), at the sole expense of the appropriate Borrowers, upon notice to such Non-Consenting Lender and the Administrative Borrower, require such Non-Consenting Lender to assign and delegate, without recourse (in accordance with the restrictions contained in Section 11.9 hereof) all of its interests, rights and obligations under this Agreement to a financial institution acceptable to the Administrative Agent and the Administrative Borrower that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that such Non-Consenting Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from such financial institution (to the extent of such outstanding principal and accrued interest and fees) or the appropriate Borrowers (in the case of all other amounts, including any breakage compensation under Article III hereof). 135

(d) Generally. Notice of amendments, waivers or consents ratified by the Lenders hereunder shall be forwarded by the Administrative Agent to all of the Lenders. Each Lender or other holder of a Note, or if there is no Note, the holder of the interest as reflected on the books and records of the Administrative Agent (or interest in any Loan or Letter of Credit) shall be bound by any amendment, waiver or consent obtained as authorized by this Section 11.3, regardless of its failure to agree thereto. Section 11.4. Notices. (a) All notices, requests, demands and other communications provided for hereunder shall be in writing and, if to a Borrower, mailed or delivered to it, addressed to it at the address specified on the signature pages of this Agreement, if to the Administrative Agent or a Lender, mailed or delivered to it, addressed to the address of the Administrative Agent or such Lender specified on the signature pages of this Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each of the other parties. All notices, statements, requests, demands and other communications provided for hereunder shall be deemed to be given or made when delivered (if received during normal business hours on a Business Day, such Business Day, or otherwise the following Business Day), or two Business Days after being deposited in the mails with postage prepaid by registered or certified mail, addressed as aforesaid, or sent by facsimile or electronic communication, in each case of facsimile or electronic communication with telephonic confirmation of receipt. All notices pursuant to any of the provisions hereof shall not be effective until received. For purposes of Article II hereof, the Administrative Agent shall be entitled to rely on telephonic instructions from any person that the Administrative Agent in good faith believes is an Authorized Officer, and the Borrowers shall hold the Administrative Agent and each Lender harmless from any loss, cost or expense resulting from any such reliance. (b) Without prejudicing the right of the Administrative Agent to give any notice or communication in any manner specified in this Agreement or any other Loan Document, the Administrative Agent reserves the right in its sole discretion to deliver or furnish notices and other communications to the Administrative Borrower with respect to the amount of interest, principal, fees or other payment amounts using electronic platforms, electronic transmission systems or by email. The Borrowers agree to (i) upon receiving a request from the Lender, promptly supply the Administrative Agent with its e-mail address for receiving such notices and communications on or before the effective date of the agreement, and (ii) promptly notify the Administrative Agent of any change to its e-mail address. Section 11.5. Costs, Expenses and Documentary Taxes. The Borrowers agree to pay on demand all costs and expenses of the Administrative Agent and all Related Expenses, including but not limited to (a) reasonable syndication, administration, travel and out-of-pocket expenses, including but not limited to reasonable attorneys’ fees and expenses, of the Administrative Agent in connection with the preparation, negotiation and closing of the Loan Documents and the administration of the Loan Documents, and the collection and disbursement of all funds hereunder and the other instruments and documents to be delivered hereunder, (b) extraordinary expenses of the Administrative Agent in connection with the administration of the Loan Documents and the other instruments and documents to be delivered hereunder, and (c) the 136 reasonable fees and expenses of special counsel for the Administrative Agent, with respect to the foregoing, and of local counsel, if any, who may be retained by said special counsel with respect thereto. The Borrowers also agree to pay on demand all costs and expenses (including Related Expenses) of the Administrative Agent and the Lenders, including reasonable attorneys’ fees and expenses, in connection with the restructuring or enforcement of the Obligations, this Agreement or any other Related Writing. In addition, the Borrowers shall pay any and all stamp, transfer, documentary and other taxes, assessments, charges and fees payable or determined to be payable in connection with the execution and delivery of the Loan Documents, and the other instruments and documents to be delivered hereunder, and agree to hold the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or failure to pay such taxes or fees. All obligations provided for in this Section 11.5 shall survive any termination of this Agreement. Section 11.6. Indemnification. (a) Borrowers. Subject to subsection (c) below, the Borrowers agree to defend, indemnify and hold harmless the Administrative Agent, and the Lenders (and their respective affiliates, officers, directors, attorneys, agents and employees) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys’ fees) or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent or any Lender in connection with any investigative, administrative or judicial proceeding (whether or not such Lender or the Administrative Agent shall be designated a party thereto) or any other claim by any Person relating to or arising out of any Loan Document or any actual or proposed use of proceeds of the Loans or any of the Obligations, or any activities of any Company or its Affiliates. (b) Generally. Notwithstanding anything to the contrary, no Lender or Agent or any of their respective affiliates, officers, directors, attorneys, agents or employees (each an “Indemnified Party”) shall have the right to be indemnified under this Section 11.6 for liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys’ fees) or disbursements of any kind or nature whatsoever arising from (i) the bad faith, gross negligence or willful misconduct of such Indemnified Party, (ii) a material breach by such Indemnified Party of its obligations under the Loan Documents, or (iii) any proceeding that does not involve an act or omission by any Borrower or any of their Affiliates and that is brought by such Indemnified Party against any other such Indemnified Party; in each case of the foregoing as determined by a final and non-appealable judgment of a court of competent jurisdiction. All obligations provided for in this Section 11.6 shall survive any termination of this Agreement. Section 11.7. Obligations Several; No Fiduciary Obligations. The obligations of the Lenders hereunder are several and not joint. Nothing contained in this Agreement and no action taken by the Administrative Agent or the Lenders pursuant hereto shall be deemed to constitute the Administrative Agent or the Lenders a partnership, association, joint venture or other entity. No default by any Lender hereunder shall excuse the other Lenders from any obligation under this Agreement; but no Lender shall have or acquire any additional obligation of any kind by 137 reason of such default. The relationship between the Borrowers and the Lenders with respect to the Loan Documents and the other Related Writings is and shall be solely that of debtors and creditors, respectively, and neither the Administrative Agent nor any Lender shall have any fiduciary obligation toward any Credit Party with respect to any such documents or the transactions contemplated thereby. Section 11.8. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, and by facsimile or other electronic signature, each of which counterparts when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Section 11.9. Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither any Borrower nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section 11.9, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section 11.9, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section 11.9 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section 11.9 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including, without limitation (i) such Lender’s Commitment, (ii) all Loans made by such Lender, (iii) such Lender’s Notes (if any), and (iv) such Lender’s interest in any Letter of Credit or Swing Loan); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) no minimum amount is required to be assigned in the case of (x) an assignment of the entire remaining amount of the assigning Lender’s Commitment (to the extent the Commitment is still in effect) and the Loans at the time owing to such Lender, (y) contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in subpart (b)(i)(B) of this Section 11.9 in the aggregate, or (z) in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund; and 138

(B) in any case not described in subpart (b)(i)(A) of this Section 11.9, the aggregate amount of each such assignment (determined as of the date the Assignment Agreement with respect to such assignment is delivered to the Administrative Agent (or, if “Trade Date” is specified in the Assignment Agreement, as of the Trade Date) shall not be less than Five Million Dollars ($5,000,000), unless each of the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Administrative Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the portion of such Lender’s Commitment assigned, except that this subpart (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations with respect to separate facilities on a non-pro rata basis. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section 11.9 and, in addition: (A) the consent of the Administrative Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) a Default or Event of Default has occurred and is continuing at the time of such assignment, or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that (y) the Borrowers shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof, and (z) the Administrative Borrower’s consent shall not be required during the primary syndication of the Commitment; and (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund. (iv) Assignment Agreement. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment Agreement, together with a processing and recordation fee of Three Thousand Five Hundred Dollars ($3,500); provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an administrative questionnaire in a form supplied by the Administrative Agent. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) a Borrower or any of any Borrower’s Affiliates or Subsidiaries, or (B) to any 139

Defaulting Lender or any Person that, upon becoming a Lender, would constitute a Defaulting Lender. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Administrative Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each Issuing Lender, each Swing Line Lender and each other Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Loans in accordance with its Applicable Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this subpart (vii), then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (viii) Treatment as Lenders. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section 11.9, from and after the effective date specified in each Assignment Agreement, the assignee thereunder shall be a party to this Agreement, and, to the extent of the interest assigned by such Assignment Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Article III and Sections 11.5 and 11.6 hereof with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender; and provided further that no successor or assignee shall be entitled to receive any greater payment under Section 3.2 hereof than the Lender from whom it acquired the right to payment would have been entitled to receive. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subpart shall be 140 treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section 11.9. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment Agreement delivered to it and a register (the “Register”) for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amounts (and stated interest) of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive absent manifest error, and each Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Administrative Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or any Borrower or any of any Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of the Commitment and the Loans and participations owing to it and the Notes, if any, held by it); provided that (i) such Lender’s obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrowers, the Administrative Agent, each Issuing Lender, each Swing Line Lender and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and each of the other Loan Documents. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.10 with respect to any payments made by such Lender to any of its Participants. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with respect to the following (to the extent that it affects such Participant): (i) any increase in the portion of the participation amount of any Participant over the amount thereof then in effect, or any extension of thea Commitment Period; or (ii) any reduction of the principal amount of or extension of the time for any payment of principal on any Loan, or the reduction of the rate of interest or extension of the time for payment of interest on any Loan, or the reduction of the commitment fee. The Borrowers agree that each Participant shall be entitled to the benefits of Article III hereof (subject to the requirements and limitations therein, including the requirements under Section 3.2(e) hereof (it being understood that the documentation required under Section 3.2(e) hereof shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section 11.9; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.4 and 3.6 hereof as if it were an assignee 141 under subsection (b) of this Section 11.9; and (B) shall not be entitled to receive any greater payment under Article III hereof, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Administrative Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 3.6 hereof with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.4 hereof as though it were a Lender; provided that such Participant agrees to be subject to Section 9.5 hereof as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. Section 11.10. Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX hereof or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.5 hereof shall be applied at such time or times as may be determined by the 142

Administrative Agent as follows: (A) first, to the payment of amounts owing by such Defaulting Lender to the Administrative Agent hereunder; (B) second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Lender or any Swing Line Lender hereunder; (C) third, to Cash Collateralize each Issuing Lender’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.13 hereof; (D) fourth, as the Administrative Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; (E) fifth, if so determined by the Administrative Agent and the Administrative Borrower, to be held in a deposit account and released pro rata in order to (1) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement, and (2) Cash Collateralize each Issuing Lender’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.13 hereof; (F) sixth, to the payment of any amounts owing to the Lenders, the Issuing Lenders or the Swing Line Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Lender or any Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; (G) seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and (H) eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that, if (y) such payment is a payment of the principal amount of any Loans or any Letters of Credit in respect of which such Defaulting Lender has not fully funded its appropriate share, and (z) such Loans were made or reimbursement of any payment on any Letters of Credit were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.1 hereof were satisfied or waived, such payment shall be applied solely to pay the Loans of, and the Letter of Credit Exposure owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Letter of Credit Exposure owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the Letter of Credit Exposure and Swing Loans are held by the Lenders pro rata in accordance with the Commitment under the applicable facility without giving effect to Section 11.10(a)(iv) hereof. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 11.10(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). 143

(B) Each Defaulting Lender shall be entitled to receive letter of credit fees, as set forth in Section 2.2(b) hereof for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Commitment Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.13 hereof. (C) With respect to any fee not required to be paid to any Defaulting Lender pursuant to subpart (A) or (B) above, the Administrative Borrower shall (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in the Letter of Credit Exposure or Swing Loans that has been reallocated to such Non-Defaulting Lender pursuant to subpart (iv) below, (2) pay to each Issuing Lender and each Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Lender’s or such Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in the Letter of Credit Exposure and Swing Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Commitment Percentages with respect thereto (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Applicable Commitment Percentage with respect to the Revolving Credit Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swing Loans. If the reallocation described in subpart (iv) above cannot, or can only partially, be effected, the Borrowers shall, without prejudice to any right or remedy available to it hereunder or under law, (y) first, prepay Swing Loans in an amount equal to the Swing Line Lenders’ Fronting Exposure and (z) second, Cash Collateralize the Issuing Lenders’ Fronting Exposure in accordance with the procedures set forth in Section 2.13 hereof. (b) Defaulting Lender Cure. If the Administrative Borrower, the Administrative Agent, the Swing Line Lender and the Issuing Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be reasonably necessary to cause the 144

Loans and funded and unfunded participations in Letters of Credit and Swing Loans to be held pro rata by the Lenders in accordance with the Commitments under the applicable facility (without giving effect to Section 11.10(a)(iv) hereof), whereupon such Lender will cease to be a Defaulting Lender; provided that (i) no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and (ii) except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Swing Loan and Letters of Credit. So long as any Lender is a Defaulting Lender, (i) no Swing Line Lender shall be required to fund any Swing Loan unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Loan, and (ii) no Issuing Lender shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. (d) Replacement of Defaulting Lenders. Each Lender agrees that, during the time in which any Lender is a Defaulting Lender, the Administrative Agent shall have the right (and the Administrative Agent shall, if requested by the Administrative Borrower), at the sole expense of the Borrowers, upon notice to such Defaulting Lender and the Administrative Borrower, to require that such Defaulting Lender assign and delegate, without recourse (in accordance with the restrictions contained in Section 11.9 hereof), all of its interests, rights and obligations under this Agreement to an Eligible Assignee, approved by the Administrative Borrower (unless an Event of Default shall exist) and the Administrative Agent, that shall assume such obligations. Section 11.11. Patriot Act Notice. Each Lender, and the Administrative Agent (for itself and not on behalf of any other party), hereby notifies the Credit Parties that, pursuant to the requirements of the Patriot Act, such Lender and the Administrative Agent are required to obtain, verify and record information that identifies the Credit Parties, which information includes the name and address of each of the Credit Parties and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Credit Parties in accordance with the Patriot Act. Each Borrower shall provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Administrative Agent or a Lender in order to assist the Administrative Agent or such Lender in maintaining compliance with the Patriot Act. Section 11.12. Severability of Provisions; Captions; Attachments. Any provision of this Agreement that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. The several captions to sections and subsections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Agreement. Each schedule or exhibit attached to this Agreement shall be incorporated herein and shall be deemed to be a part hereof. 145

Section 11.13. Investment Purpose. Each of the Lenders represents and warrants to the Borrowers that such Lender is entering into this Agreement with the present intention of acquiring any Note issued pursuant hereto (or, if there is no Note, the interest as reflected on the books and records of the Administrative Agent) for investment purposes only and not for the purpose of distribution or resale, it being understood, however, that each Lender shall at all times retain full control over the disposition of its assets. Section 11.14. Entire Agreement. This Agreement, any Note and any other Loan Document or other agreement, document or instrument attached hereto or executed on or as of the Closing Date integrate all of the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof (except with respect to any provisions of the Administrative Agent Fee Letter or any commitment letter and fee letter between the Administrative Borrower and KeyBank that by their terms survive the termination of such agreements, in each case, which shall remain in full force and effect after the Closing Date). Section 11.15. Limitations on Liability of the Issuing Lenders. The Borrowers assume all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letters of Credit. Neither any Issuing Lender nor any of its officers or directors shall be liable or responsible for (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by an Issuing Lender against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to such Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the account party on such Letter of Credit shall have a claim against an Issuing Lender, and an Issuing Lender shall be liable to such account party, to the extent of any direct, but not consequential, damages suffered by such account party that such account party proves were caused by (i) such Issuing Lender’s willful misconduct or gross negligence (as determined by a final judgment of a court of competent jurisdiction) in determining whether documents presented under a Letter of Credit comply with the terms of such Letter of Credit, or (ii) such Issuing Lender’s willful failure to make lawful payment under any Letter of Credit after the presentation to it of documentation strictly complying with the terms and conditions of such Letter of Credit (as determined by a final judgment of a court of competent jurisdiction). In furtherance and not in limitation of the foregoing, an Issuing Lender may accept documents that appear on their face to be in order, without responsibility for further investigation. Section 11.16. General Limitation of Liability. No claim may be made by any Credit Party or any other Person against the Administrative Agent, any Issuing Lender, or any other Lender or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any damages other than actual compensatory damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any of the other Loan Documents, or any act, omission or event occurring in connection therewith; and the Borrowers, each Lender, the Administrative Agent and each 146

Issuing Lender hereby, to the fullest extent permitted under applicable Law, waive, release and agree not to sue or counterclaim upon any such claim for any special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in their favor and regardless of whether any Lender, Issuing Lender, or the Administrative Agent has been advised of the likelihood of such loss of damage. Section 11.17. No Duty. All attorneys, accountants, appraisers, consultants and other professional persons (including the firms or other entities on behalf of which any such Person may act) retained by the Administrative Agent or any Lender with respect to the transactions contemplated by the Loan Documents shall have the right to act exclusively in the interest of the Administrative Agent or such Lender, as the case may be, and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrowers, any other Companies, or any other Person, with respect to any matters within the scope of such representation or related to their activities in connection with such representation. Each Borrower agrees, on behalf of itself and its Subsidiaries, not to assert any claim or counterclaim against any such persons with regard to such matters, all such claims and counterclaims, now existing or hereafter arising, whether known or unknown, foreseen or unforeseeable, being hereby waived, released and forever discharged. Section 11.18. Legal Representation of Parties. The Loan Documents were negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement or any other Loan Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof Section 11.19. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that (a) no Credit Party is an Affected Financial Institution, (b) any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority, and (c) agrees and consents to, and acknowledges and agrees to be bound by: (i) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and (ii) the effects of any Bail-in Action on any such liability, including, if applicable: (A) a reduction in full or in part or cancellation of any such liability; (B) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it 147 in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (C) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 11.20. Governing Law; Submission to Jurisdiction; Service of Process. (a) Governing Law. This Agreement, each of the Notes and any other Related Writing (except as otherwise set forth in any Loan Document executed by a Foreign Subsidiary) shall be governed by and construed in accordance with the Laws of the State of New York and the respective rights and obligations of the Borrowers, the Administrative Agent, and the Lenders shall be governed by New York law. (b) Submission to Jurisdiction. Each Borrower hereby irrevocably submits to the non-exclusive jurisdiction of any New York state or federal court sitting in New York County, New York, over any action or proceeding arising out of or relating to this Agreement, the Obligations or any other Related Writing (except as otherwise set forth in any Loan Document executed by a Foreign Subsidiary), and each Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. Each Borrower, on behalf of itself and its Subsidiaries, hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any action or proceeding in any such court as well as any right it may now or hereafter have to remove such action or proceeding, once commenced, to another court on the grounds of FORUM NON CONVENIENS or otherwise. Each Borrower agrees that a final, non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. (c) Service of Process. Each Foreign Guarantor of Payment hereby irrevocably appoints DMC Global (the “Process Agent”), 11800 Ridge Pkwy, Suite 300, Broomfield, CO 80021, as its agent and true and lawful attorney-in-fact in its name, place and stead to accept on its behalf service of copies of the summons and complaint and any other process that may be served in any such suit, action or proceeding brought in the State of New York, and agrees that the failure of the Process Agent to give any notice of any such service of process to it shall not impair or affect the validity of such service or, to the extent permitted by applicable law, the enforcement of any judgment based thereon. Such appointments shall be irrevocable until the final payment of all amounts payable under this Agreement and the other Loan Documents, except that if for any reason the Process Agent appointed hereby ceases to be able to act as such, then each Foreign Guarantor of Payment shall, by an instrument reasonably satisfactory to the Administrative Agent, appoint another Person as such Process Agent subject to the approval of the Administrative Agent. Each Foreign Guarantor of Payment covenants and agrees that it shall take any and all reasonable action, including the execution and filing of any and all documents, that may be necessary to continue the designation of the Process Agent pursuant to this paragraph in full force and effect and to cause the Process Agent to act as such. Nothing herein shall in any way be deemed to limit the ability of any Person to serve any process or summons in 148 any manner permitted by applicable law or to obtain jurisdiction over any other Person in such other jurisdictions, and in such manner, as may be permitted by applicable law. Section 11.21. Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the Issuing Lender agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its branches and Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by applicable Laws or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as (or no less restrictive than) those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrowers and their obligations, this Agreement or payments hereunder; (g) on a confidential basis to (i) any rating agency in connection with rating the Borrowers or their Subsidiaries or the facilities provided for in this Agreement or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the facilities provided for in this Agreement; (h) with the consent of the Administrative Borrower; or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section, (y) becomes available to the Administrative Agent, any Lender, the Issuing Lender or any of their respective branches or Affiliates on a nonconfidential basis from a source other than the Borrowers that is not known to be subject to a confidentiality obligation to the Borrowers or (z) is independently discovered or developed by a party hereto without utilizing any Information received from the Borrowers or violating the terms of this Section; or to the extent required by a potential or actual insurer or reinsurer in connection with providing insurance, reinsurance or credit risk mitigation coverage under which payments are to be made or may be made by reference to this Agreement. In addition, the Administrative Agent, the Issuing Lender and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent, the Issuing Lender or any Lender in connection with the administration of this Agreement and the other Loan Documents. For purposes of this Section, “Information” means all information received from the Borrowers or any of their Subsidiaries relating to the Borrowers or any of their Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Issuing Lender on a nonconfidential basis prior to disclosure by the Borrowers or any of their Subsidiaries; provided that, in the case of information received from the Borrowers or any of their Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the 149 confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Section 11.22. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 11.22, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); 150

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [Remainder of page left intentionally blank] 151

JURY TRIAL WAIVER. TO THE EXTENT PERMITTED BY LAW, EACH BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. IN WITNESS WHEREOF, the parties have executed and delivered this Amended and Restated Credit and Security Agreement as of the date first set forth above.

S-1 SCHEDULE 1 COMMITMENTS OF LENDERS LENDERS REVOLVING CREDIT COMMITMENT PERCENTAGE REVOLVING CREDIT COMMITMENT AMOUNT TERM LOAN COMMITMENT PERCENTAGE TERM LOAN COMMITMENT AMOUNT DDTL COMMITMENT PERCENTAGE DDTL COMMITMENT AMOUNT MAXIMUM AMOUNT KeyBank National Association 23.33% $46,666,666.66 23.33% $11,666,666.67 23.33% $11,666,666.67 $70,000,000 U.S. Bank National Association 21.67% $43,333,333.34 21.67% $10,833,333.33 21.67% $10,833,333.33 $65,000,000 Bank of America, N.A. 20.00% $40,000,000.00 20.00% $10,000,000.00 20.00% $10,000,000.00 $60,000,000 BOKF, NA DBA BOK Financial 13.33% $26,666,666.66 13.33% $6,666,666.67 13.33% $6,666,666.67 $40,000,000 CIBC Bank USA 10.00% $20,000,000.00 10.00% $5,000,000.00 10.00% $5,000,000.00 $30,000,000 Commerce Bank 5.83% $11,666,666.67 5.83% $2,916,666.66 5.83% $2,916,666.67 $17,500,000 Comerica Bank 5.83% $11,666,666.67 5.83% $2,916,666.67 5.83% $2,916,666.66 $17,500,000 Total Commitment Amount 100% $200,000,000.00 100% $50,000,000.00 100% $50,000,000.00 $300,000,000.00

EXHIBIT J FORM OF DDTL NOTE $___________ ___________, 20___ FOR VALUE RECEIVED, the undersigned, DMC GLOBAL INC., a Delaware, corporation, DYNAENERGETICS US, INC., a Colorado corporation, DMC KOREA, INC., a Colorado corporation, and ARCADIA PRODUCTS, LLC, a Colorado limited liability company (collectively, the “Borrowers”, and individually, each a “Borrower”), jointly and severally, promise to pay to the order of _________ (“Lender”) at the main office of KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent, as hereinafter defined, at 127 Public Square, Cleveland, Ohio 44114-1306, the principal sum of _______________________________ AND 00/100 ..................................................... DOLLARS or the aggregate unpaid principal amount of all DDTL Draw Loans, as defined in the Credit Agreement (as hereinafter defined), made by Lender to the Borrowers pursuant to Section 2.3A(a) of the Credit Agreement, whichever is less, in lawful money of the United States of America, or, with respect to DDTL Draw Loans that have been converted to a DDTL Term Loan, as defined in the Credit Agreement, payable pursuant to Section 2.3A(b) of the Credit Agreement. As used herein, “Credit Agreement” means the Amended and Restated Credit and Security Agreement dated as of December 23, 2021, among the Borrowers, as defined therein, the Lenders, as defined therein, and KeyBank National Association, as the administrative agent for the Lenders (the “Administrative Agent”), as amended and as the same may from time to time be further amended, restated, supplemented or otherwise modified. Each capitalized term used herein that is defined in the Credit Agreement and not otherwise defined herein shall have the meaning ascribed to it in the Credit Agreement. The Borrowers also promise to pay interest on the unpaid principal amount of each DDTL Loan from time to time outstanding, from the date of such DDTL Loan until the payment in full thereof, at the rates per annum that shall be determined in accordance with the provisions of Section 2.4(d) of the Credit Agreement. Such interest shall be payable on each date provided for in Section 2.4(g) of the Credit Agreement; provided that interest on any principal portion that is not paid when due shall be payable on demand. The portions of the principal sum hereof from time to time representing DDTL Loans, interest owing thereon, and payments of principal and interest of any thereof, shall be shown on the records of Lender by such method as Lender may generally employ; provided that failure to make any such entry shall in no way detract from the obligations of the Borrowers under this Note or the Credit Agreement. If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, pursuant to the terms of the Credit Agreement, until paid, at a rate per annum equal to the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds. This Note is one of the DDTL Notes referred to in the Credit Agreement and is entitled to the benefits thereof. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued. Except as expressly provided in the Credit Agreement, each Borrower expressly waive presentment, demand, protest and notice of any kind. This Note shall be governed by and construed in accordance with the laws of the State of New York. JURY TRIAL WAIVER. THE BORROWERS, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THE CREDIT AGREEMENT, THIS NOTE OR ANY OTHER NOTE OR INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. DMC GLOBAL INC. By: Name: Title: DYNAENERGETICS US, INC. By: Name: Title: DMC KOREA, INC. By: Name: Title: ARCADIA PRODUCTS, LLC By: Name: Title: